UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-09721
Allianz Global Investors Managed Accounts Trust
(Exact name of registrant as specified in charter)
1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices)            (Zip code)
Lawrence G. Altadonna — 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-739-3371
Date of fiscal year end: October 31, 2009
Date of reporting period: October 31, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

Allianz Global Investors Managed Accounts Trust:
Equity Shares – Series I
Fixed Income SHares – Series C, H, M, R

Annual Report
October 31, 2009

Contents

Letter to Shareholders	1
Important Information	2
Portfolio Insights/Performance & Statistics	3 - 12
Benchmark Descriptions	13
Schedules of Investments	14 - 63
Statements of Assets and Liabilities	64
Statements of Operations	65
Statements of Changes in Net Assets	66 - 70
Statement of Cash Flows	71
Financial Highlights	72 - 76
Notes to Financial Statements	77 - 108
Report of Independent Registered Public Accounting Firm	109
Matters Related to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements	110 - 113
Tax Information	114
Privacy Policy	115
Board of Trustees	116
Fund Officers	117

Allianz Global Investors Managed Accounts Trust
Equity Shares – Series I
Fixed Income SHares – Series C, H, M, R
Letter to Shareholders
December 15, 2009
Dear Shareholder:

Please find enclosed the annual report for Allianz Global Investors Managed Accounts Trust – Equity Shares: Series I and Fixed Income SHares: Series C, Series H, Series M, Series R (the “Portfolios”) for the fiscal periods ended October 31, 2009. Series C, Series H, Series M and Series R, known as the Fixed Income SHares or “FISH” series, are used in conjunction with other assets to create PIMCO Total Return, PIMCO Real Return and PIMCO High Yield Municipal Bond investment strategies for managed accounts. Series I is used in conjunction with other assets to create RCM Global Equity and RCM International Equity investment strategies for managed accounts. Effective on June 25, 2009, Fixed Income SHares Trust has changed its name to Allianz Global Investors Managed Accounts Trust.

Global capital markets rallied midway through the fiscal period ended October 31, 2009, providing positive returns amid signs of economic recovery, subdued inflationary pressures and adequate government-supplied liquidity that was prominent later in the reporting period. In this environment, investors showed new enthusiasm for riskier assets, causing stocks and corporate bonds to significantly outperform U.S. Treasury and Agency issues. The unmanaged Barclays Capital High Yield Index returned 55.21% and the unmanaged Barclays Capital U.S. Credit Index returned 27.58% during the 12-month period ended October 31, 2009. Global equities, as represented by the unmanaged MSCI All Countries World Index, returned 22.65% for the fiscal year and U.S. stocks, as represented by the unmanaged Standard & Poor’s 500 Index returned 9.80%. In contrast, the unmanaged Barclays Capital Government Bond Index returned 7.05% and the broad bond market, represented by the unmanaged Barclays Capital U.S. Aggregate Index, returned 13.79%.

The Federal Reserve (the “Fed”) and U.S. Treasury Department moved aggressively during the reporting period to inject liquidity into the banking system. The Fed held the Federal Funds Rate to a historic low target range of 0% to 0.25% from December 2008 through October 31, 2009. In addition, the central bank continued to pursue a policy of quantitative easing, purchasing securities from banks in order to add to the supply of cash available for lending.

For specific information on the Portfolios and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or to call the Portfolios’ shareholder servicing agent at (800) 628-1237. In addition, a wide range of information and resources are available on our Web site at www.allianzinvestors.com/managedaccounts.

Together with Allianz Global Investors Fund Management LLC, the Portfolios’ investment manager, Pacific Investment Management Company LLC (“PIMCO”), sub-adviser of Fixed Income SHares: Series C, H, M and R and RCM Capital Management LLC (“RCM”) and Allianz Global Investors Advisory GmbH (“AGIA”), sub-advisers of Equity Shares: Series I, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

10.31.09   Allianz Global Investors Managed Accounts Trust Annual Report 1

Allianz Global Investors Managed Accounts Trust
Equity Shares – Series I
Fixed Income SHares – Series C, H, M, R
Important Information
October 31, 2009 (unaudited)

In an economic environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund and are likely to cause these instruments decrease in value. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The Portfolios may be subject to various risks as described in their prospectuses. Some of these risks may include, but are not limited to, the following: derivative risk, foreign (non-US) investment risk, high yield security risk, counterparty risk and issuer non-diversification risk. The Portfolios may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic, political and other developments. This risk may be enhanced when a Portfolio invests in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified Portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

The Portfolios have adopted written proxy voting policies and procedures (the“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Portfolios as the policies and procedures that the Portfolios will use when voting proxies on behalf of the Portfolios. Copies of the written Proxy Policy and the factors that the Portfolios may consider in determining how to vote proxies for each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Portfolios, shareholder servicing agent at (800) 628-1237, on the Allianz Global Investors Distributors’ website at www.allianzinvestors.com and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in each Portfolio at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total return for a period of more than one year represents the average annual total return. Total return for a period of less than one year is not annualized.

An investment in the Portfolios involves risk, including the loss of principal. Total return, distribution yield, net asset value and duration will fluctuate with changes in market conditions. The following data is provided for information only and is not intended for trading purposes. Net asset value is equal to total assets less total liabilities divided by the number of shares outstanding.

This report, including the financial information herein is transmitted to the shareholders of Allianz Global Investors Managed Accounts Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Portfolios or any other securities mentioned in this report.

2 Allianz Global Investors Managed Accounts Trust Annual Report   10.31.09

Allianz Global Investors Managed Accounts Trust
Equity Shares – Series I Portfolio Insights/Performance & Statistics
October 31, 2009 (unaudited)

Symbol:	Primary Investments:	Inception Date:
ALIIX	Equity securities of non-U.S. Companies.	8/3/09

Net Assets:
$2.1 million

Portfolio Managers:
Lucy MacDonald
Matthew Bowyer

•	Equity Shares: Series I (“Series I”) seeks long-term capital appreciation. Series I normally invests primarily in equity securities and equity-related instruments that the portfolio managers believe represent the best investment opportunities available internationally.

•	Series I commenced operations on August 3, 2009.

•	The markets continued their strong upward trend during the reporting period, although they did diminish gradually at the end of October 2009. Series I was able to post a strong absolute return during the reporting period although underperformed relative to the unmanaged MSCI EAFE Index.

•	Stock selection decisions in the financial sector contributed positively to performance. Holdings in this sector included QBE Insurance Group and Australia & New Zealand Banking Group. Stock selection in banking detracted from performance due to exposure to certain Japanese financial holdings during the reporting period.

•	During recent months, the Japanese market lagged the broader global indices. Investors were concerned that underlying pressures in the economy, such as deflation and unemployment, could tip the economy back into a recession. Japanese mega banks, including Sumitomo Mitsui Financial, performed poorly. Weakness across the sector was attributable to concerns over the possibility of capital raising in the shape of equity finance. Japanese real estate stocks also struggled during the third quarter; especially in September of 2009 as the sector followed the sell-off in mega banks, with weak data on housing starts coming into the market.

•	During the reporting period, positions in Mitsui Fudosan were reduced in favor of initiating a position in Banco Santander. Australia & New Zealand Banking Group was also a top contributor, as the outlook for the Australian banking sector improved with the resilient strength of the country’s economy while the valuation of the stock was attractive.

•	Stock selection within utilities, materials and food beverage & tobacco proved strong during the reporting period with positions such as Centrica, Koninklijke DSM and Anheuser-Busch InBev performing well. Conversely, stock selections in real estate, energy and banking detracted from performance.

10.31.09   Allianz Global Investors Managed Accounts Trust Annual Report 3

Allianz Global Investors Managed Accounts Trust
Equity Shares – Series I Portfolio Insights/Performance & Statistics
October 31, 2009 (unaudited) (continued)

Since Inception
Total Returns (Period ended 10/31/09)	(8/3/09)*

Series I	3.70%

MSCI EAFE Index	8.10%

*	Index since inception calculation began 8/3/09

Change in Value of $10,000 Investments
in Series I and MSCI EAFE Index

Country Allocation
(as a % of net assets)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

Shareholder Expense Example	Actual	Hypothetical
		(5 % return before expenses)
Beginning Account Value*	$1,000.00	$1,000.00
Ending Account Value (10/31/09)	$1,037.00	$1,025.21
Expenses Paid During Period	$—	$—

*	The Portfolio commenced operations on August 3, 2009. The Actual expense example is based on the period since inception; the Hypothetical expense is based on the half-year period beginning May 1, 2009. The Portfolio’s expenses are equal to the expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 90/365 for the Actual expense example and 184/365 for the Hypothetical expense example.

4 Allianz Global Investors Managed Accounts Trust Annual Report   10.31.09

Allianz Global Investors Managed Accounts Trust
Fixed Income SHares – Series C Portfolio Insights/Performance & Statistics
October 31, 2009 (unaudited)

Symbol:	Primary Investments:	Inception Date:
FXICX	Intermediate maturity fixed income securities.	3/17/00

Net Assets:
$2,893.2 million

Portfolio Managers:
Mark R. Kiesel
Curtis Mewbourne

•	For the fiscal year ended October 31, 2009, Series C returned 45.84% prior to the deduction of fees, outperforming the unmanaged Barclays Capital Intermediate U.S. Credit Index (the “benchmark index”), which returned 23.34% during the reporting period.

•	On October 31, 2009, Series C’s duration was 9.57 years, compared to 9.62 years on October 31, 2008.

•	Series C’s duration positioning above that of the benchmark index contributed positively to performance, as 10-year U.S. Treasury yields touched record lows on signs of continued economic contraction.

•	Series C’s curve-steepening position in the United States contributed positively to performance, as the yield curve steepened significantly during 2009.

•	Series C’s curve-steepening position in the United Kingdom using Euribor contributed positively to performance. Euribor ended 2008 at its lowest level since Spring of 2006, as policy moves by the Central Bank to revive lending caused investors to reduce their expectations for interbank rates in 2009.

•	Series C’s overweight position in investment-grade corporate debt contributed positively to performance during the reporting period, as investment-grade credits outpaced U.S. Treasury Securities in performance.

•	Series C’s overweight position in mortgage-backed securities (“MBS”) benefited performance as Agency MBS outperformed like duration U.S. Treasury securities following the announcement of the U.S. Treasury’s MBS purchase program in January of 2009. Up-in-coupon positioning further enhanced mortgage performance as higher coupons outperformed those lower in the stack.

10.31.09   Allianz Global Investors Managed Accounts Trust Annual Report 5

Allianz Global Investors Managed Accounts Trust
Fixed Income SHares – Series C Portfolio Insights/Performance & Statistics
October 31, 2009 (unaudited) (continued)

			Since Inception
Total Returns (Period ended 10/31/09)	1 Year	5 Years	(3/17/00)*

Series C	45.84%	13.03%	12.50%

Barclays Capital Intermediate U.S. Credit Index	23.34%	4.60%	6.47%

*	Index since inception calculation began 3/31/00

Change in Value of $10,000 Investments in Series C and the Barclays Capital Intermediate
U.S. Credit Index

Moody’s Ratings
(as a % of total investments)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

Shareholder Expense Example	Actual	Hypothetical
		(5 % return before expenses)
Beginning Account Value (5/1/09)	$1,000.00	$1,000.00
Ending Account Value (10/31/09)	$1,249.30	$1,025.16
Expenses Paid During Period	$0.06	$0.05

Expenses are equal to the expense ratio of 0.01%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6 Allianz Global Investors Managed Accounts Trust Annual Report   10.31.09

Allianz Global Investors Managed Accounts Trust
Fixed Income SHares – Series H Portfolio Insights/Performance & Statistics
October 31, 2009 (unaudited)

Symbol:	Primary Investments:	Inception Date:
FXIHX	High yield municipal	4/2/07
securities.

Net Assets:
$2.7 million

Portfolio Manager:
John Cummings

•	For the fiscal year ended October 31, 2009, Series H returned 14.54% prior to the deduction of fees, outperforming its benchmark, the unmanaged Barclays Capital High Yield Muni Index, which returned 14.53% during the reporting period.

•	An overweighting position in higher-yielding bonds detracted from performance early in the reporting period as these issues generally underperformed the investment grade bond market. However, higher-yielding bonds performed well during the 12-month reporting period overall, which benefited performance.

•	Duration positioning below the benchmark detracted from performance as municipal bond yields moved significantly lower across the yield curve.

•	Series H employed a duration-hedging strategy using longer maturity London Inter Bank Offered Rate (“LIBOR”) swaps at the beginning of the reporting period. Overall, this strategy detracted from returns during the 12-month reporting period due to swap rates declining during the fourth quarter of 2008; however, the position rebounded in early 2009 before its removal during the first quarter.

•	An overweight position in the hospital sector contributed positively to returns as this sector outperformed during the fiscal year. Exposure to the education sector also benefited performance during the reporting period ended October 31, 2009.

•	Although the tobacco sector experienced volatile performance, exposure to this sector contributed positively to returns as it generally outperformed the municipal market during the 12-month reporting period.

•	The municipal bond yield curve steepened during the fiscal year. 15-, 20-, and 30-year maturity AAA General Obligation yields decreased 137, 124, and 113 basis points, respectively, while the two-year yield decreased 175 basis points. Series H’s positioning in longer maturities was positive for performance as the long-maturity portion of the yield curve outperformed.

10.31.09   Allianz Global Investors Managed Accounts Trust Annual Report 7

Allianz Global Investors Managed Accounts Trust
Fixed Income SHares – Series H Portfolio Insights/Performance & Statistics
October 31, 2009 (unaudited) (continued)

		Since Inception
Total Returns (Period ended 10/31/09)	1 Year	(4/2/07)*

Series H	14.54%	(4.75)%

Barclays Capital High Yield Muni Index	14.53%	(3.04)%

*	Index since inception calculation began 3/31/07

Change in Value of $10,000 Investments in Series H and the Barclays Capital High Yield Muni Index

Moody’s Ratings
(as a % of total investments)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

Shareholder Expense Example	Actual	Hypothetical
		(5 % return before expenses)
Beginning Account Value (5/1/09)	$1,000.00	$1,000.00
Ending Account Value (10/31/09)	$1,185.40	$1,025.21
Expenses Paid During Period	$—	$—

Expenses are equal to the expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8 Allianz Global Investors Managed Accounts Trust Annual Report   10.31.09

Allianz Global Investors Managed Accounts Trust
Fixed Income SHares – Series M Portfolio Insights/Performance & Statistics
October 31, 2009 (unaudited)

Symbol:	Primary Investments:	Inception Date:
FXIMX	Intermediate maturity	3/17/00
mortgage-backed securities.

Net Assets:
$2,779.9 million

Portfolio Managers:
Scott Simon
Curtis Mewbourne

•	For the fiscal year ended October 31, 2009, Series M returned 36.99% prior to the deduction of fees, outperforming the unmanaged Barclays Capital Fixed Rate Mortgage Backed Securities Index (the “benchmark index”), which returned 12.26% during the reporting period.

•	On October 31, 2009, Series M’s duration was 8.17 years, compared to its 13.09 year duration on October 31, 2008.

•	Series M’s duration positioning above that of the benchmark index contributed positively to performance, as 10-year U.S. Treasury yields touched record lows on signs of continued economic contraction.

•	Series M’s overweighting in Agency mortgage-backed securities (“MBS”) benefited performance as Agency MBS outperformed like duration U.S. Treasury securities following the announcement of the U.S. Treasury’s MBS purchase program in January of 2009. Up-in-coupon positioning further enhanced mortgage performance as higher coupons outperformed those lower in the stack.

•	Series M’s exposure to non-Agency MBS contributed positively to performance, as prices rose across residential mortgage-backed securities (“RMBS”) sectors including Alt-A, Prime, and even 2007 subprime due to the Federal Reserve’s Term Asset-Backed Securities Loan Facility (“TALF”) and Public-Private Investment Program (“PPIP”).

•	Series M’s curve-steepening position in the United States contributed positively to performance, as the yield curve steepened significantly during 2009.

10.31.09   Allianz Global Investors Managed Accounts Trust Annual Report 9

Allianz Global Investors Managed Accounts Trust
Fixed Income SHares – Series M Portfolio Insights/Performance & Statistics
October 31, 2009 (unaudited) (continued)

			Since Inception
Total Returns (Period ended 10/31/09)	1 Year	5 Years	(3/17/00)*

Series M	36.99%	5.63%	8.59%

Barclays Capital Fixed Rate Mortgage Backed Securities Index	12.26%	5.93%	6.62%

*	Index since inception calculation began 3/31/00

Change in Value of $10,000 Investments in Series M and the Barclays Capital Fixed Rate Mortgage Backed Securities Index

Moody’s Ratings
(as a % of total investments)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

Shareholder Expense Example	Actual	Hypothetical
		(5 % return before expenses)

Beginning Account Value (5/1/09)	$1,000.00	$1,000.00
Ending Account Value (10/31/09)	$1,208.60	$1,016.23
Expenses Paid During Period	$9.91	$9.05

Expenses are equal to the expense ratio of 1.78%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10 Allianz Global Investors Managed Accounts Trust Annual Report   10.31.09

Allianz Global Investors Managed Accounts Trust
Fixed Income SHares – Series R Portfolio Insights/Performance & Statistics
October 31, 2009 (unaudited)

Symbol:	Primary Investments:	Inception Date:
FXIRX	Intermediate maturity	4/15/04
inflation-indexed fixed income
securities.

Net Assets:
$288.0 million

Portfolio Manager:
Mihir Worah

•	For the fiscal year ended October 31, 2009, Series R returned 25.50% prior to the deduction of fees, outperforming the unmanaged Barclays Capital U.S. TIPS Index (the “benchmark index”), which returned 17.15% during the reporting period.

•	On October 31, 2009, Series R’s duration was 7.02 years, compared to its 9.13 year duration on October 31, 2008.

•	Series R’s overweight position in U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed positively to performance, as TIPS outperformed nominal bonds.

•	Series R’s underweight position in Inflation-Linked Bonds (“ILBs”) compared to nominal bonds in Europe and the United Kingdom detracted from performance, as ILBs outperformed nominal bonds and breakeven inflation widened.

•	Series R’s duration positioning above that of the benchmark index contributed positively to performance, as 10-year U.S. Treasury yields touched record lows on signs of continued economic contraction.

•	Series R’s curve-steepening position in the United States contributed positively to performance, as the yield curve steepened significantly during 2009.

•	Series R’s exposure to mortgage-backed securities (“MBS”) contributed positively to performance, as Agency MBS outperformed like duration U.S. Treasury securities following the announcement of the U.S. Treasury’s MBS purchase program in January of 2009. Up-in-coupon positioning further enhanced mortgage performance as higher coupons outperformed those lower in the stack.

•	Series R’s exposure to investment-grade corporate debt contributed positively to performance during the reporting period, as investment-grade credits outpaced U.S. Treasury Securities in performance.

10.31.09   Allianz Global Investors Managed Accounts Trust Annual Report 11

Allianz Global Investors Managed Accounts Trust
Fixed Income SHares – Series R Portfolio Insights/Performance & Statistics
October 31, 2009 (unaudited) (continued)

			Since Inception
Total Returns (Period ended 10/31/09)	1 Year	5 Years	(4/15/04)*

Series R	25.50%	6.66%	7.18%

Barclays Capital U.S. TIPS Index	17.15%	4.83%	5.30%

*	Index since inception calculation began 3/31/04

Change in Value of $10,000 Investments in
Series R and the Barclays Capital U.S. TIPS Index

Moody’s Ratings
(as a % of total investments)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

Shareholder Expense Example	Actual	Hypothetical
		(5 % return before expenses)

Beginning Account Value (5/1/09)	$1,000.00	$1,000.00
Ending Account Value (10/31/09)	$1,144.60	$1,025.19
Expenses Paid During Period	$0.02	$0.02

Expenses are equal to the expense ratio of 0.003%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

12 Allianz Global Investors Managed Accounts Trust Annual Report   10.31.09

Allianz Global Investors Managed Accounts Trust
Benchmark Descriptions
October 31, 2009 (unaudited)

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index/Description

•	Barclays Capital Fixed Rate Mortgage Backed Securities Index

The Barclays Capital Fixed Rate Mortgage Backed Securities Index is an unmanaged index comprised of fixed rate mortgage pass through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC), with a Weighted Average Maturity (WAM) of at least one year and at least $250 million par outstanding.

•	Barclays Capital Intermediate U.S. Credit Index

The Barclays Capital Intermediate U.S. Credit Index is an unmanaged index of publicly issued U.S. corporate and specified foreign debentures and secured notes with intermediate maturities ranging from 1 to 10 years. Securities must also meet specific liquidity and quality requirements.

•	Barclays Capital High Yield Muni Index

The Barclays Capital High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moodys Investors Service with a remaining maturity of at least one year.

•	Barclays Capital U.S. TIPS Index

The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index.

•	Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index

The MSCI EAFE Index is a widely recognized, unmanaged index of issuers located in the countries of Europe, Australia, and the Far East. Prior to 11/1/06, performance data for the MSCI Index was calculated gross of dividend tax withholding. Performance data presently shown for the Index is net of dividend tax withholding. This recalculation results in lower performance for the Index.

10.31.09   Allianz Global Investors Managed Accounts Trust Annual Report 13

Equity Shares – Series I Schedule of Investments
October 31, 2009

Shares		Value

COMMON STOCK–89.2%
	Australia–5.6%
3,126	Australia & New Zealand Banking Group Ltd.	$63,758
2,751	QBE Insurance Group Ltd.	55,402

		119,160

	Belgium–3.4%

1,548	Anheuser-Busch InBev NV	72,679

	France–11.8%

562	Air Liquide S.A.	60,528
726	Alstom S.A.	50,303
2,691	Vinci S.A.	140,438

		251,269

	Germany–1.9%
743	BASF SE	39,773

	Italy–3.0%
2,176	Saipem SpA	64,203

	Japan–22.4%
600	Canon, Inc.	22,622
1,600	Hitachi Construction Machinery Co., Ltd.	37,290
900	Ibiden Co., Ltd.	32,222
2	Inpex Holdings, Inc.	16,333
9	KDDI Corp.	47,767
7,000	Mitsui Fudosan Co., Ltd.	113,260
800	Shin-Etsu Chemical Co., Ltd.	42,425
2,000	Shionogi & Co., Ltd.	43,143
1,100	Sony Corp.	32,482
2,600	Sumitomo Mitsui Financial Group, Inc.	88,374

		475,918

	Netherlands–2.3%
1,137	Koninklijke DSM NV	49,816

	Portugal–2.0%
9,771	Energias de Portugal S.A.	43,213

	South Korea–2.9%
200	Samsung Electronics Co., Ltd. GDR (d)	60,900

	Spain–8.4%
4,677	Banco Santander S.A.	75,263
2,715	Gamesa Corp. Tecnologica S.A.	49,611
905	Inditex S.A.	53,123

		177,997

14 Equity Shares – Series I Annual Report   10.31.09

Equity Shares – Series I Schedule of Investments
October 31, 2009 (continued)

Shares			Value

	Sweden–6.4%
5,757	Atlas Copco AB, Class A		$77,196
1,019	Hennes & Mauritz AB, Class B		57,881

			135,077

	Switzerland–2.8%
4,189	Xstrata PLC(l)		60,336

	Taiwan–0.7%
1,900	HON HAI Precision Industry Co., Ltd. GDR		15,200

	United Kingdom–15.6%
21,346	Centrica PLC		86,718
12,967	Inmarsat PLC		118,904
5,187	Standard Chartered PLC		127,247

			332,869

	Total Common Stock (cost – $1,876,836)		1,898,410

PREFERRED STOCK–3.8%
	Germany–3.8%
1,408	Fresenius SE (cost–$80,675)		81,798

Principal
Amount
(000)
	Repurchase Agreement–6.6%
$140	State Street Bank & Trust Co., dated 10/30/09, 0.01%, due 11/2/09, proceeds $140,000; collateralized by Federal Home Loan Bank, 4.375%, due 9/17/10, valued at $145,544 including accrued interest (cost–$140,000)		140,000

	Total Investments (cost–$2,097,511) (p)	99.6%	2,120,208
	Other assets less liabilities	0.4	7,624

	Net Assets	100.0%	$2,127,832

10.31.09   Equity Shares – Series I Annual Report 15

Fixed Income SHares – Series C Schedule of Investments
October 31, 2009

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

CORPORATE BONDS & NOTES 59.7%
	Airlines–1.6%
	Continental Airlines, Inc.,
$2,100	6.503%,12/15/12	Baa2/BBB+	$2,079,000
900	7.918%,11/1/11	Baa2/BBB	895,500
	Northwest Airlines, Inc.,
1,553	7.041%,10/1/23	NR/BBB−	1,367,132
49,579	7.15%, 4/1/21, MBIA	Ba3/BBB−	43,133,554
72	United Air Lines Pass Through Trust, 10.125%, 3/22/15 (b)(f)	WR/NR	22,212

			47,497,398

	Banking–12.8%
€2,600	ABN Amro Bank NV, 3.75%, 1/12/12	Aaa/AAA	3,972,782
$12,000	American Express Bank FSB, 5.55%, 10/17/12	A2/BBB+	12,818,688
£3,500	BAC Capital Trust VII, 5.25%, 8/10/35	Baa3/B	3,836,479
$500	Bank of America N.A., 5.30%, 3/15/17	A1/A	489,043
€2,200	Bank of Scotland PLC, 3.375%, 12/5/11	Aaa/AAA	3,353,567
	Barclays Bank PLC,
€10,180	4.875%, 12/15/14 (i)	Baa2/BBB+	10,138,560
$39,000	6.05%, 12/4/17 (a)(d)	Baa1/A	39,771,420
1,300	7.434%, 12/15/17 (a)(d)(i)	Baa2/BBB+	1,215,500
4,000	8.55%, 6/15/11 (a)(d)(i)	Baa2/BBB+	3,860,000
£3,300	14.00%, 6/15/19 (i)	Baa2/BBB+	7,153,018
$6,600	CBA Capital Trust II, 6.024%, 3/15/16 (a)(d)(i)	Aa3/A+	5,418,791
AUD 2,600	Commonwealth Bank of Australia, 4.50%, 2/20/14	Aaa/AAA	2,216,887
€3,000	Compagnie de Financement Foncier, 4.00%, 10/25/12	Aaa/AAA	4,623,922
$4,200	Credit Suisse, 5.00%, 5/15/13	Aa1/A+	4,485,499
5,000	HBOS Capital Funding L.P., 6.071%, 6/30/14 (a)(d)(i)	B3/B−	3,325,000
	HBOS PLC (a)(d),
3,400	5.375%, 11/1/13 (i)	Ba1/B−	2,567,000
30,600	6.75%, 5/21/18	Baa2/BBB−	28,292,729
	HSBC Bank USA N.A.,
3,500	5.625%,8/15/35	A1/AA−	3,481,786
35,400	6.00%, 8/9/17	A1/AA−	38,462,843
	HSBC Capital Funding L.P. (a)(d)(i),
13,900	4.61%, 6/27/13	A3/A−	11,912,967
1,350	10.176%, 6/30/30	A3/A−	1,623,375
	JPMorgan Chase Bank N.A.,
4,400	0.630%, 6/13/16, FRN	Aa2/NR	4,102,230
19,200	6.00%, 10/1/17	Aa2/A+	20,470,925
600	Korea Development Bank, 8.00%, 1/23/14	A2/A	685,520

16 Fixed Income SHares – Series C Annual Report   10.31.09

Fixed Income SHares – Series C Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Banking (continued)
	Lloyds Banking Group PLC (a)(d)(i),
$400	5.92%, 10/1/15	B3/CCC+	$254,000
21,800	6.657%, 5/21/37	B3/CCC+	14,203,616
¥100,000	Mizuho Financial Group, Inc., 1.534%, 11/24/49, FRN	NR/NR	1,121,597
$25,000	Rabobank Nederland NV, 11.00%, 6/30/19 (a)(d)(i)	Aa2/AA−	31,464,725
2,400	RBS Capital Trust I, 4.709%, 7/1/13 (i)	B3/B−	1,236,000
3,600	Resona Bank Ltd., 5.85%, 4/15/16 (a)(d)(i)	A2/BBB	3,154,072
€2,100	SNS Bank NV, 2.875%, 1/30/12	Aaa/AAA	3,152,105
	Sumitomo Mitsui Banking Corp.,
¥200,000	1.544%, 6/2/49, FRN	NR/NR	2,104,386
€10,260	4.375%, 10/15/15 (i)	Aa3/A−	13,321,549
$1,000	UBS AG, 5.875%, 12/20/17	Aa2/A+	1,028,064
6,700	USB Capital IX, 6.189%, 4/15/11 (i)	A2/BBB+	5,209,250
	Wachovia Bank N.A.,
1,700	0.629%, 3/15/16, FRN	Aa3/AA−	1,523,294
€5,000	6.00%, 5/23/13	Aa2/AA	7,995,121
	Wachovia Corp.,
$5,000	0.413%, 4/23/12, FRN	A1/AA−	4,893,245
2,200	0.569%, 6/15/17, FRN	A1/AA−	1,975,261
3,900	5.25%, 8/1/14	A2/A+	4,058,266
2,700	5.50%, 5/1/13	A1/AA−	2,893,728
2,000	5.625%, 10/15/16	A2/A+	2,055,012
35,917	Wells Fargo & Co., 7.98%, 3/15/18 (i)	Ba3/A−	33,806,876
AUD 20,000	Westpac Banking Corp., 4.75%, 3/5/14	Aaa/AAA	17,225,495

			370,954,193

	Computers–0.2%
$5,000	Lexmark International, Inc., 5.90%, 6/1/13	Baa3/BBB−	5,158,455

	Diversified Manufacturing–0.5%
15,000	Tyco Electronics Group S.A., 6.55%, 10/1/17	Baa2/BBB−	15,759,765

	Drugs & Medical Products–0.5%
12,000	Pfizer, Inc., 6.20%, 3/15/19	A1/AA	13,676,964

	Electronics–0.0%
400	Sanmina-SCI Corp., 8.125%, 3/1/16	B3/CCC	384,000

	Energy–2.6%
2,900	DCP Midstream LLC, 5.375%, 10/15/15 (a)(d)	Baa2/BBB	2,857,216
2,450	El Paso Corp., 7.00%, 6/15/17	Ba3/BB−	2,462,274
4,800	Enbridge Energy Partners L.P., 5.875%, 12/15/16	Baa2/BBB	4,912,114

10.31.09   Fixed Income SHares – Series C Annual Report 17

Fixed Income SHares – Series C Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Energy (continued)
	Energy Transfer Partners L.P.,
$3,000	6.00%, 7/1/13	Baa3/BBB−	$3,214,674
2,100	6.125%, 2/15/17	Baa3/BBB−	2,221,428
2,600	6.625%, 10/15/36	Baa3/BBB−	2,727,915
1,197	Kern River Funding Corp., 4.893%, 4/30/18 (a)(d)	A3/A−	1,220,157
	Kinder Morgan Energy Partners L.P.,
5,800	6.00%, 2/1/17	Baa2/BBB	6,124,580
3,800	6.95%, 1/15/38	Baa2/BBB	4,083,841
5,500	7.30%, 8/15/33	Baa2/BBB	5,982,438
11,900	Midcontinent Express Pipeline LLC, 5.45%, 9/15/14 (a)(d)	Ba1/BBB	12,048,560
3,400	NGPL PipeCo LLC, 7.119%, 12/15/17 (a)(d)	Baa3/BBB−	3,762,454
	Northwest Pipeline Corp.,
3,900	5.95%, 4/15/17	Baa2/BBB−	4,134,608
1,700	7.00%, 6/15/16	Baa2/BBB−	1,926,557
5,750	Pacific Energy Partners L.P., 6.25%, 9/15/15	Baa3/BBB−	6,086,634
2,600	Plains All American Pipeline L.P., 6.65%, 1/15/37	Baa3/BBB−	2,740,156
25	Sonat, Inc., 7.625%, 7/15/11	Ba3/BB−	25,564
4,400	Southern Natural Gas Co., 5.90%, 4/1/17 (a)(d)	Baa3/BB	4,514,778
1,950	Tennessee Gas Pipeline Co., 7.50%, 4/1/17	Baa3/BB	2,175,777
1,825	Williams Cos., Inc., 7.625%, 7/15/19	Baa3/BB+	1,988,140

			75,209,865

	Financial Services–26.9%
	American Express Co.,
100	6.15%, 8/28/17	A3/BBB+	105,562
10,000	7.25%, 5/20/14	A3/BBB+	11,387,910
	Bank of America Corp.,
€5,000	4.75%, 5/6/19, FRN	A3/A−	6,827,043
$25,000	7.375%, 5/15/14	A2/A	28,018,750
	Bear Stearns Cos. LLC,
1,500	5.30%, 10/30/15	Aa3/A+	1,605,028
5,000	5.70%, 11/15/14	Aa3/A+	5,436,275
17,400	6.40%, 10/2/17	Aa3/A+	19,037,183
38,745	6.95%, 8/10/12	Aa3/A+	43,509,744
11,000	7.25%, 2/1/18	Aa3/A+	12,593,911
9,400	BNP Paribas, 5.186%, 6/29/15 (a)(d)(i)	Aa3/A	7,869,708
10,000	Caelus Re Ltd., 6.611%, 6/7/11, FRN (a)(b)(d)	NR/BB	9,515,530
1,200	CIT Group, Inc., 0.561%, 7/28/11, FRN (o)	Ca/D	780,671
2,100	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37)	Baa3/B+	1,963,500

18 Fixed Income SHares – Series C Annual Report   10.31.09

Fixed Income SHares – Series C Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Financial Services (continued)
	Citigroup, Inc.,
$1,300	5.30%, 10/17/12	A3/A	$1,363,621
18,500	5.50%, 8/27/12	A3/A	19,423,612
9,930	5.85%, 7/2/13	A3/A	10,414,286
7,840	6.00%, 8/15/17	A3/A	7,903,065
5,000	6.625%, 6/15/32	Baa1/A−	4,746,795
	Countrywide Financial Corp.,
775	0.908%, 5/7/12, FRN	A2/A	752,666
19,700	5.80%, 6/7/12	A2/A	20,970,945
	Credit Agricole S.A. (i),
16,300	6.637%, 5/31/17 (a)(d)	Aa3/A−	13,121,500
17,500	6.637%, 5/31/17 (b)	Aa3/A−	14,000,000
	Ford Motor Credit Co. LLC,
16,900	7.00%, 10/1/13	Caa1/CCC+	16,044,336
6,700	8.00%, 12/15/16	Caa1/CCC+	6,480,414
	General Electric Capital Corp.,
1,000	0.474%, 10/6/15, FRN	Aa2/AA+	885,753
€10,000	4.625%, 9/15/66, (converts to FRN on 9/15/16) (a)(d)	Aa3/A+	11,803,606
€25,700	5.50%, 9/15/67, FRN	Aa3/A+	30,335,267
$20,000	5.625%, 5/1/18	Aa2/AA+	20,604,760
5,000	6.375%, 11/15/67, FRN	Aa3/A+	4,344,020
£1,400	6.50%, 9/15/67, FRN	Aa3/A+	1,915,384
	GMAC, Inc.,
$15,330	6.00%, 12/15/11	Ca/CCC	14,387,588
1,000	6.75%, 12/1/14	Ca/CCC	907,554
14,820	8.00%, 11/1/31	Ca/CCC	12,610,605
	Goldman Sachs Group, Inc.,
4,100	0.739%, 3/22/16, FRN	A1/A	3,771,127
5,100	0.784%, 1/12/15, FRN	A1/A	4,834,015
11,900	5.25%, 10/15/13	A1/A	12,742,913
32,459	5.35%, 1/15/16	A1/A	34,098,601
700	5.75%, 10/1/16	A1/A	734,168
19,800	5.95%, 1/18/18	A1/A	20,882,981
15,200	6.15%, 4/1/18	A1/A	16,213,354
14,900	6.25%, 9/1/17	A1/A	15,957,974
2,700	6.75%, 10/1/37	A2/A−	2,852,971
2,335	HSBC Finance Corp., 0.674%, 8/9/11, FRN	A3/A	2,280,272
400	HSBC Holdings PLC, 7.625%, 5/17/32	A1/A	438,227

10.31.09   Fixed Income SHares – Series C Annual Report 19

Fixed Income SHares – Series C Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Financial Services (continued)
	JPMorgan Chase & Co.,
$29,000	6.00%, 1/15/18	Aa3/A+	$31,079,329
2,400	6.625%, 3/15/12	A1/A	2,619,305
2,700	JPMorgan Chase Capital XX, 6.55%,
	9/15/66, (converts to FRN on 9/30/36)	A1/BBB+	2,524,403
9,754	Lehman Brothers Holdings, Inc., 2.907%, 11/16/09 (f)	WR/NR	1,585,025
2,000	Longpoint Re Ltd., 5.549%, 11/8/11, FRN (a)(b)(d)	NR/BB+	2,019,700
38,200	Macquarie Bank Ltd., 4.10%, 12/17/13 (a)(d)	Aaa/AAA	40,373,695
	Merrill Lynch & Co., Inc.,
5,000	0.744%, 1/15/15, FRN	A2/A	4,515,970
€2,000	1.328%, 9/14/18, FRN	A3/A−	2,268,606
$3,270	6.05%, 8/15/12	A2/A	3,506,274
18,800	6.40%, 8/28/17	A2/A	19,450,875
60,100	6.875%, 4/25/18	A2/A	64,772,354
	Morgan Stanley,
500	0.534%, 1/9/12, FRN	A2/A	489,988
4,400	0.764%, 10/15/15, FRN	A2/A	4,055,564
€10,000	1.162%, 1/16/17, FRN	A2/A	12,965,612
$500	5.30%, 3/1/13	A2/A	529,182
2,800	5.375%, 10/15/15	A2/A	2,908,010
5,000	5.625%, 9/23/19	A2/A	5,037,075
25,000	6.00%, 5/13/14	A2/A	26,863,175
21,200	6.25%, 8/28/17	A2/A	22,256,036
400	6.625%, 4/1/18	A2/A	429,152
£550	MUFG Capital Finance 5 Ltd., 6.299%, 1/25/17 (i)	A2/BBB+	757,005
$700	Mystic Re Ltd., 10.361%, 6/7/11, FRN (a)(b)(d)	NR/BB−	716,278
655	Preferred Term Securities XIII Ltd., 0.843%, 3/24/34, FRN (a)(b)(d)	A1/BB	311,000
	Royal Bank of Scotland Group PLC (i),
22,200	6.99%, 10/5/17 (a)(d)	Ba3/B−	12,447,851
10,000	7.64%, 9/29/17	B3/CCC+	4,905,720
5,000	7.648%, 9/30/31	Ba3/B−	3,106,080
2,710	9.118%, 3/31/10	B3/B−	2,534,091
	SLM Corp.,
2,800	0.512%, 10/25/11, FRN	Ba1/BBB−	2,428,496
9,255	8.45%, 6/15/18	Ba1/BBB−	8,159,930
	Teco Finance, Inc.,
983	6.572%, 11/1/17	Baa3/BBB−	1,019,981
2,000	6.75%, 5/1/15	Baa3/BBB−	2,149,400

20 Fixed Income SHares – Series C Annual Report   10.31.09

Fixed Income SHares – Series C Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Financial Services (continued)
$5,900	UBS Preferred Funding Trust V, 6.243%, 5/15/16 (i)	A1/BBB−	$4,714,100
7,400	Xstrata Finance Canada Ltd., 5.80%, 11/15/16 (a)(d)	Baa2/BBB	7,348,096

			777,320,553

	Food & Beverage–0.6%
6,700	Kraft Foods, Inc., 6.50%, 8/11/17	Baa2/BBB+	7,263,772
400	Kroger Co., 6.20%, 6/15/12	Baa2/BBB	435,722
7,000	Sara Lee Corp., 3.875%, 6/15/13	Baa1/BBB+	7,210,574
1,100	Tate & Lyle International Finance PLC, 6.625%, 6/15/16 (a)(d)	Baa3/BBB−	1,105,846

			16,015,914

	Healthcare & Hospitals–0.1%
100	Biomet, Inc., 10.00%, 10/15/17	B3/B−	108,625
1,700	Hospira, Inc., 6.05%, 3/30/17	Baa3/BBB	1,793,495

			1,902,120

	Insurance–4.5%
	American International Group, Inc.,
7,900	0.394%, 10/18/11, FRN	A3/A−	6,940,268
€1,500	4.00%, 9/20/11	A3/A−	2,037,308
€7,800	4.875%, 3/15/67, (converts to FRN on 3/15/17)	Ba2/BBB	5,207,603
$100	4.95%, 3/20/12	A3/NR	93,169
7,400	5.05%, 10/1/15	A3/A−	5,737,331
400	5.60%, 10/18/16	A3/A−	307,179
24,000	5.85%, 1/16/18	A3/A−	18,096,840
14,100	6.25%, 5/1/36	A3/A−	9,536,239
€24,050	8.00%, 5/22/68, (converts to FRN on 5/22/18)	Ba2/BBB	19,871,370
$800	8.175%, 5/15/68, (converts to FRN on 5/15/38)	Ba2/BBB	486,000
67,700	8.25%, 8/15/18	A3/A−	57,749,522
£3,000	8.625%, 5/22/68, (converts to FRN on 5/22/18)	Ba2/BBB	2,793,955

			128,856,784

	Metals & Mining–0.1%
$2,000	Rio Tinto Finance USA Ltd., 8.95%, 5/1/14	Baa1/BBB+	2,365,442

	Multi-Media–1.4%
1,000	Comcast Cable Communications LLC, 7.125%, 6/15/13	Baa1/BBB+	1,132,170
	Comcast Corp.,
10,600	5.875%, 2/15/18	Baa1/BBB+	11,204,741
1,700	5.90%, 3/15/16	Baa1/BBB+	1,825,178
810	CSC Holdings, Inc., 7.875%, 2/15/18	Ba3/BB	838,350
3,700	DISH DBS Corp., 7.00%, 10/1/13	Ba3/BB−	3,718,500

10.31.09   Fixed Income SHares – Series C Annual Report 21

Fixed Income SHares – Series C Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Multi-Media (continued)
$6,940	Time Warner Cable, Inc., 5.85%, 5/1/17	Baa2/BBB	$7,303,482
12,200	Time Warner Entertainment Co. L.P., 8.875%, 10/1/12	Baa2/BBB	14,125,977
1,600	Time Warner, Inc., 5.50%, 11/15/11	Baa2/BBB	1,711,474

			41,859,872

	Oil & Gas–2.5%
4,600	Anadarko Finance Co., 6.75%, 5/1/11	Baa3/BBB−	4,907,215
300	Anadarko Petroleum Corp., 5.95%, 9/15/16	Baa3/BBB−	322,204
2,400	Canadian Natural Resources Ltd., 6.00%, 8/15/16	Baa2/BBB	2,587,397
10,400	Canadian Oil Sands Ltd., 7.75%, 5/15/19 (a)(d)	Baa2/BBB	11,890,726
	Devon Financing Corp.,
2,900	6.875%, 9/30/11	Baa1/BBB+	3,164,399
1,300	7.875%, 9/30/31	Baa1/BBB+	1,616,094
	EnCana Corp.,
2,000	5.90%, 12/1/17	Baa2/A−	2,145,338
4,700	6.50%, 8/15/34	Baa2/A−	5,055,292
	Gaz Capital S.A. (a)(d),
5,700	7.343%, 4/11/13	Baa1/BBB	6,013,500
14,000	8.146%, 4/11/18	Baa1/BBB	14,840,000
2,785	Gazprom International S.A., 7.201%, 2/1/20	NR/BBB+	2,908,444
4,500	Morgan Stanley Bank AG for OAO Gazprom, 9.625%, 3/1/13 (a)(d)	Baa1/BBB	4,995,000
1,200	Plains Exploration & Production Co., 7.00%, 3/15/17	B1/BB	1,146,000
3,500	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, 9/30/20 (b)	Aa2/A	3,540,600
	XTO Energy, Inc.,
3,000	5.50%, 6/15/18	Baa2/BBB	3,130,437
1,700	6.10%, 4/1/36	Baa2/BBB	1,730,212
3,000	7.50%, 4/15/12	Baa2/BBB	3,344,703

			73,337,561

	Paper & Forest Products–0.2%
5,000	Weyerhaeuser Co., 7.375%, 10/1/19	Ba1/BBB−	5,159,520

	Paper/Paper Products–0.3%
	Georgia-Pacific LLC (a)(d),
6,400	7.00%, 1/15/15	Ba3/BB+	6,496,000
2,900	7.125%, 1/15/17	Ba3/BB+	2,943,500

			9,439,500

22 Fixed Income SHares – Series C Annual Report   10.31.09

Fixed Income SHares – Series C Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Telecommunications–1.9%
	AT&T Corp.,
$2,352	7.30%, 11/15/11	A2/A	$2,615,175
1,500	8.00%, 11/15/31	A2/A	1,850,409
5,000	AT&T, Inc., 5.50%, 2/1/18	A2/A	5,255,330
100	British Telecommunications PLC, 9.125%, 12/15/10	Baa2/BBB	107,723
	Deutsche Telekom International Finance BV,
4,500	6.75%, 8/20/18	Baa1/BBB+	5,046,579
€1,280	8.125%, 5/29/12	Baa1/BBB+	2,136,237
$2,700	Nextel Communications, Inc., 7.375%, 8/1/15	Ba2/BB	2,406,375
	Qwest Communications International, Inc.,
1,597	7.25%, 2/15/11	Ba3/B+	1,604,985
9,503	7.50%, 2/15/14	Ba3/B+	9,360,455
2,000	Qwest Corp., 3.549%, 6/15/13, FRN	Ba1/BBB−	1,870,000
	Rogers Communications, Inc.,
CAD 800	7.25%, 12/15/11	Baa2/BBB	803,188
CAD 400	7.625%, 12/15/11	Baa2/BBB	409,608
$4,800	Sprint Capital Corp., 8.75%, 3/15/32	Ba2/BB	4,176,000
3,500	Telefonica Emisones s.A.u., 5.984%, 6/20/11	Baa1/A−	3,726,670
6,900	Verizon Communications, Inc., 5.55%, 2/15/16	A3/A	7,479,179
900	Verizon New England, Inc., 6.50%, 9/15/11	Baa2/A	971,605
6,100	Vodafone Group PLC, 0.66%, 2/27/12, FRN	Baa1/A−	6,066,127

			55,885,645

	Tobacco–0.8%
10,000	Altria Group, Inc., 10.20%, 2/6/39	Baa1/BBB	13,367,850
8,030	Reynolds American, Inc., 7.75%, 6/1/18	Baa3/BBB	8,684,060

			22,051,910

	Transportation–0.1%
4,000	Ryder System, Inc., 7.20%, 9/1/15	Baa1/BBB+	4,332,976

	Utilities–2.1%
2,678	Bruce Mansfield Unit, 6.85%, 6/1/34	Baa2/BBB	2,560,143
400	Columbus Southern Power Co., 5.50%, 3/1/13	A3/BBB	422,053
655	Constellation Energy Group, Inc., 7.00%, 4/1/12	Baa3/BBB	706,142
	Consumers Energy Co.,
2,050	5.00%, 2/15/12	A3/BBB	2,170,575
850	5.00%, 3/15/15	A3/BBB	914,841
2,000	5.15%, 2/15/17	A3/BBB	2,083,210
1,100	5.375%, 4/15/13	A3/BBB	1,184,186
1,400	Dayton Power & Light Co., 5.125%, 10/1/13	Aa3/A	1,505,160
4,000	Dominion Resources, Inc., 6.00%, 11/30/17	Baa2/A−	4,353,372

10.31.09   Fixed Income SHares – Series C Annual Report 23

Fixed Income SHares – Series C Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Utilities (continued)
$5,000	DTE Energy Co., 6.35%, 6/1/16	Baa2/BBB−	$5,225,135
14,200	EDF S.A., 6.50%, 1/26/19 (a)(d)	Aa3/A+	16,205,480
2,400	Enel Finance International S.A., 6.25%, 9/15/17 (a)(d)	A2/A−	2,638,241
1,600	Energy East Corp., 6.75%, 7/15/36	A3/A−	1,794,571
380	GG1C Funding Corp., 5.129%, 1/15/14 (a)(d)	Baa3/BBB+	377,939
200	Idaho Power Co., 6.60%, 3/2/11	A3/A−	212,032
1,000	Midamerican Energy Holdings Co., 5.875%, 10/1/12	Baa1/BBB+	1,091,579
	Nevada Power Co.,
1,600	5.95%, 3/15/16	Baa3/BBB	1,706,721
3,000	6.50%, 5/15/18	Baa3/BBB	3,282,540
1,700	Ohio Edison Co., 5.45%, 5/1/15	Baa2/BBB	1,797,274
500	PSEG Power LLC, 7.75%, 4/15/11	Baa1/BBB	539,888
2,900	Public Service Co. of Oklahoma, 6.15%, 8/1/16	Baa1/BBB	3,067,707
1,700	Sierra Pacific Power Co., 6.00%, 5/15/16	Baa3/BBB	1,825,681
4,500	Toledo Edison Co., 6.15%, 5/15/37	Baa1/BBB+	4,581,733
84	W3A Funding Corp., 8.09%, 1/2/17	Baa2/BBB	87,931

			60,334,134

	Total Corporate Bonds & Notes (cost–$1,629,711,298)		1,727,502,571

U.S. TREASURY BONDS & NOTES–9.4%
	U.S. Treasury Bonds & Notes,
317	0.875%, 4/30/11 (k)		318,437
6,067	1.00%, 7/31/11 (k)		6,098,287
3,148	1.00%, 8/31/11 (k)		3,160,913
569	1.125%, 6/30/11 (k)		573,379
35,800	3.50%, 2/15/39 (k)		31,375,371
10,800	4.00%, 8/15/18		11,357,723
66,100	4.25%, 5/15/39 (e)		66,244,627
146,125	4.50%, 8/15/39 (e)(k)		152,632,238

	Total U.S. Treasury Bonds & Notes (cost–$276,514,628)		271,760,975

U.S. GOVERNMENT AGENCY SECURITIES–6.7%
	Fannie Mae–2.7%
5	2.662%, 8/25/18, CMO, FRN	Aaa/AAA	5,050
8	3.76%, 2/1/18, FRN, MBS	Aaa/AAA	8,556
6,447	3.769%, 11/1/35, FRN, MBS	Aaa/AAA	6,675,568
2,182	4.50%, 4/25/16, CMO	Aaa/AAA	2,224,453
3,719	4.50%, 1/25/17, CMO	Aaa/AAA	3,846,930

24 Fixed Income SHares – Series C Annual Report   10.31.09

Fixed Income SHares – Series C Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Fannie Mae (continued)
$4,183	4.936%, 5/1/35, FRN, MBS	Aaa/AAA	$4,324,460
871	5.00%, 1/25/17, CMO	Aaa/AAA	895,238
93	5.00%, 4/1/22, MBS	Aaa/AAA	97,648
5,360	5.29%, 11/25/33, CMO	Aaa/AAA	5,694,759
8	5.867%, 4/1/17, FRN, MBS	Aaa/AAA	8,025
2,727	6.00%, 11/1/27, MBS	Aaa/AAA	2,924,737
46,800	6.00%, MBS, TBA (e)	Aaa/AAA	49,703,098

			76,408,522

	Freddie Mac–1.5%
23	0.141%, 2/1/11, FRN (k)	Aaa/AAA	22,986
40	0.352%, 5/5/11, FRN (k)	Aaa/AAA	39,970
1,895	0.402%, 8/5/11, FRN (k)	Aaa/AAA	1,894,661
1,601	0.645%, 11/15/16, CMO, FRN	Aaa/AAA	1,594,566
10	3.125%, 12/1/18, FRN, MBS	Aaa/AAA	10,242
84	4.50%, 10/15/19, CMO	Aaa/AAA	86,169
3,370	4.50%, 2/15/20, CMO	Aaa/AAA	3,452,350
5	4.575%, 6/1/30, FRN, MBS	Aaa/AAA	5,443
1,042	5.00%, 1/15/18, CMO	Aaa/AAA	1,078,722
4,490	5.00%, 7/15/24, CMO	Aaa/AAA	4,557,086
2,628	5.00%, 5/15/27, CMO	Aaa/AAA	2,690,404
18,988	5.00%, 7/15/33, CMO	Aaa/AAA	18,526,130
6,748	6.00%, 5/15/36, CMO	Aaa/AAA	7,236,369
47	6.00%, 12/1/37, MBS	Aaa/AAA	49,881
56	6.00%, 7/1/38, MBS	Aaa/AAA	59,966
927	6.00%, 9/1/38, MBS	Aaa/AAA	986,449
890	6.00%, 1/1/39, MBS	Aaa/AAA	947,102
210	6.50%, 1/1/38, MBS	Aaa/AAA	225,094
744	6.50%, 10/1/38, MBS	Aaa/AAA	798,614

			44,262,204

	Ginnie Mae–0.2%
18	4.375%, 1/20/22, FRN, MBS	Aaa/AAA	18,132
117	6.00%, 6/15/36, MBS	Aaa/AAA	124,264
111	6.00%, 9/15/36, MBS	Aaa/AAA	117,838
18	6.00%, 10/15/36, MBS	Aaa/AAA	19,694
6,478	6.00%, 11/15/36, MBS	Aaa/AAA	6,893,527

			7,173,455

10.31.09   Fixed Income SHares – Series C Annual Report 25

Fixed Income SHares – Series C Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Small Business Administration Participation Certificates–2.3%
$608	4.504%,2/1/14	Aaa/AAA	$626,943
5,173	4.77%, 4/1/24, ABS	Aaa/AAA	5,450,774
31,260	5.32%, 1/1/27, ABS	Aaa/AAA	33,793,761
23,224	5.70%, 8/1/26, ABS	Aaa/AAA	25,403,487

			65,274,965

	Total U.S. Government Agency Securities (cost–$185,638,017)		193,119,146

MORTGAGE-BACKED SECURITIES 5.4%
€5,400	Arena BV, 0.963%, 2/17/63, CMO, FRN	Aaa/NR	7,824,363
$4,400	Banc of America Commercial Mortgage, Inc., 5.889%, 7/10/44, CMO, VRN	NR/A+	4,049,700
295	Banc of America Funding Corp., 6.084%, 1/20/47, CMO, VRN	NR/CCC	205,490
2,320	Banc of America Large Loan, Inc., 0.755%, 8/15/29, CMO, FRN (b)	Aaa/AAA	2,028,819
	Bear Stearns Adjustable Rate Mortgage Trust, CMO,
660	2.196%, 3/25/35, FRN	Aaa/AAA	591,918
2,722	2.86%, 3/25/35, FRN	Aa1/AAA	2,450,840
2,344	4.55%, 8/25/35, FRN	Aa1/AAA	2,086,654
166	4.630%, 5/25/34, FRN	Aaa/AAA	155,564
241	4.643%, 10/25/33, VRN	Aaa/AAA	229,454
	Bear Stearns Alt-A Trust, CMO, VRN,
6,575	5.643%, 11/25/36	B3/B−	4,051,586
5,176	5.653%, 11/25/36	B3/B−	3,194,377
1,740	5.706%, 2/25/36	Caa2/CCC	1,023,664
	Bear Stearns Commercial Mortgage Securities, CMO,
780	0.355%, 3/15/19, FRN (a)(d)	Aaa/AA	654,708
1,600	5.54%, 9/11/41	NR/AAA	1,620,593
3,000	Chase Commercial Mortgage Securities Corp., 6.275%, 2/12/16, CMO, VRN (a)(d)	Aaa/NR	3,150,695
	Citigroup Mortgage Loan Trust, Inc., CMO, FRN,
783	2.51%, 8/25/35	A3/AAA	739,665
910	4.248%, 8/25/35	A3/AAA	817,826
	Citigroup/Deutsche Bank Commercial Mortgage Trust, CMO,
4,400	5.322%, 12/11/49	Aaa/A−	3,959,887
8,000	5.363%, 1/15/46, VRN	Aaa/AAA	7,805,132
€435	Cordusio RMBS SRL, 0.879%, 6/30/35, CMO, FRN	Aaa/AAA	608,914
	Countrywide Alternative Loan Trust, CMO,
$2,777	0.434%, 11/25/46, FRN	B3/B−	1,387,949

26 Fixed Income SHares – Series C Annual Report   10.31.09

Fixed Income SHares – Series C Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

$785	0.444%, 5/25/36, FRN	B1/BB−	$390,798
13,429	6.25%, 8/25/37	Caa1/CCC	6,812,629
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
376	0.564%, 3/25/35, FRN	B1/A	175,736
93	4.011%, 8/25/34, VRN	Ba1/BB	65,526
29	Credit Suisse First Boston Mortgage Securities Corp., 3.779%, 7/25/33, CMO, VRN	Aaa/AAA	26,689
	Credit Suisse Mortgage Capital Certificates, CMO,
2,600	5.311%, 12/15/39	Aaa/A+	2,258,192
7,300	5.723%, 6/15/39, VRN	Aaa/BBB+	6,056,638
621	Deutsche Alt-A Securities, Inc., Alternate Loan Trust, 0.324%, 2/25/37, CMO, FRN	Ba3/AAA	593,680
	Downey Savings & Loan Assoc. Mortgage Loan Trust, CMO, FRN,
2,943	0.505%, 8/19/45	Baa3/BBB−	1,587,262
1,926	2.921%, 7/19/44	Aa3/AAA	1,288,900
183	First Horizon Asset Securities, Inc., 3.237%, 12/25/33, CMO, FRN	Aaa/NR	165,958
4,558	Greenpoint Mortgage Funding Trust, 0.474%, 6/25/45, CMO, FRN	Baa2/BB−	2,412,184
21	Greenpoint Mortgage Pass-Through Certificates, 3.829%, 10/25/33, CMO, FRN	NR/AAA	17,226
1,000	Greenwich Capital Commercial Funding Corp., 5.444%, 3/10/39, CMO	Aaa/AAA	894,577
170	GSR Mortgage Loan Trust, 4.510%, 3/25/33, CMO, FRN	Aaa/NR	163,683
	Harborview Mortgage Loan Trust, CMO,
777	0.585%, 6/20/35, FRN	Aaa/AAA	540,052
330	4.130%, 5/19/33, VRN	NR/AAA	302,403
33,939	Hilton Hotel Pool Trust, 0.587%, 10/3/15, CMO, IO, VRN (a)(d)	Aaa/AAA	207,524
496	Homebanc Mortgage Trust, 5.794%, 4/25/37, CMO, VRN	Ba1/AAA	394,625
€363	IntesaBci Sec 2 SRL, 1.114%, 8/28/23, CMO, FRN	Aaa/AAA	524,442
	JPMorgan Chase Commercial Mortgage Securities Corp., CMO,
$1,000	5.336%, 5/15/47	Aaa/A	902,161
6,600	5.42%, 1/15/49	Aaa/NR	5,796,408
2,200	5.44%, 6/12/47	Aaa/A+	2,006,234
	JPMorgan Mortgage Trust, CMO, FRN,
2,684	4.351%, 7/25/35	Aaa/AAA	2,550,528
238	4.376%, 11/25/33	NR/AAA	223,505
465	5.014%, 2/25/35	Aaa/AAA	442,030

10.31.09   Fixed Income SHares – Series C Annual Report 27

Fixed Income SHares – Series C Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Merrill Lynch/Countrywide Commercial Mortgage Trust, CMO, VRN,
$1,200	5.172%, 12/12/49	Aaa/AA−	$1,070,074
1,600	5.957%, 8/12/49	NR/AAA	1,380,135
	Morgan Stanley Dean Witter Capital I, CMO,
600	4.74%, 11/13/36	NR/AAA	613,979
270	6.66%, 2/15/33	NR/AAA	278,880
1,385	Ocwen Residential MBS Corp., 7.00%, 10/25/40, CMO, VRN (a)(d)(g)	B3/NR	158,059
127	PNC Mortgage Acceptance Corp., 7.61%, 3/15/33, CMO	Aaa/NR	127,325
	RBSSP Resecuritization Trust, CMO, FRN (a)(d),
2,785	0.524%, 5/26/37	NR/NR	2,400,568
24,101	0.564%, 3/26/37	NR/NR	20,587,757
9,352	0.744%, 9/26/34	NR/NR	8,120,001
19,530	0.744%, 3/26/36	NR/NR	17,607,305
9,094	0.744%, 4/26/37	NR/NR	7,871,222
2,019	Residential Accredit Loans, Inc., 0.454%, 4/25/46, CMO, FRN	Baa2/CCC	769,993
184	Structured Adjustable Rate Mortgage Loan Trust, 3.748%, 2/25/34, CMO, VRN	Aa2/AAA	159,976
5,112	Structured Asset Mortgage Investments, Inc., 0.464%, 5/25/36, CMO, FRN	B3/AAA	2,618,102
1,928	Thornburg Mortgage Securities Trust, 0.354%, 11/25/46, CMO, FRN	A3/AAA	1,865,382
	Wachovia Bank Commercial Mortgage Trust, CMO,
450	0.325%, 6/15/20, FRN (a)(d)	Aaa/AAA	385,446
700	5.416%, 1/15/45, VRN	Aaa/AAA	668,003
1,300	5.678%, 5/15/46	Aaa/A	1,218,887
	WaMu Mortgage Pass Through Certificates, CMO, FRN,
309	0.554%, 1/25/45	Aa2/AAA	223,023
3,397	0.62%, 11/25/34	Aa2/AAA	2,023,725
1,659	1.758%, 2/25/46	A2/AA	971,023
900	Wells Fargo Mortgage-Backed Securities Trust, 4.287%, 3/25/36, CMO, VRN	B3/NR	651,192

	Total Mortgage-Backed Securities (cost–$160,762,636)		157,207,445

SENIOR LOANS (a)(c)–3.1%
	Automotive–0.3%
	Ford Motor Corp., Term B,
530	3.25%, 12/16/13		473,852
8,097	3.29%, 12/16/13		7,236,840

			7,710,692

28 Fixed Income SHares – Series C Annual Report   10.31.09

Fixed Income SHares – Series C Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Financial Services–2.6%
$79,752	Chrysler Financial Corp., 4.25%, 8/3/12, Term B		$76,601,040

	Healthcare & Hospitals–0.1%
1,481	HCA, Inc., 2.533%, 11/18/13, Term B		1,381,888

	Paper/Paper Products–0.1%
	Georgia-Pacific Corp., Term B,
1,943	2.283%, 12/20/12		1,875,039
616	2.464%, 12/20/12		595,016

			2,470,055

	Total Senior Loans (cost–$89,607,542)		88,163,675

SOVEREIGN DEBT OBLIGATIONS–2.3%
	Australia–0.2%
AUD 5,400	Queensland Treasury Corp., 6.00%, 9/14/17	Aaa/AAA	4,860,148

	Brazil–0.3%
	Brazil Government International Bond,
BRL 7,650	10.25%, 1/10/28	Baa3/BBB−	4,394,536
BRL 6,300	12.50%, 1/5/22	Baa3/BBB−	4,034,181

			8,428,717

	Canada–0.4%
CAD 10,900	Canada Housing Trust No. 1, 0.803%, 9/15/14, FRN (a)	Aaa/AAA	10,259,478
CAD 2,400	Province of Ontario Canada, 6.50%, 3/8/29	Aa1/AA−	2,727,664

			12,987,142

	France–0.7%
€14,100	France Government Bond, 4.00%, 10/25/38, OAT	Aaa/AAA	20,219,371

	Germany–0.6%
€12,200	Deutsche Bundesrepublik, 4.25%, 7/4/39	Aaa/AAA	18,803,987

	United Kingdom–0.1%
£1,300	United Kingdom Gilt, 2.25%, 3/7/14	NR/AAA	2,108,999

	Total Sovereign Debt Obligations (cost–$61,487,486)		67,408,364

MUNICIPAL BONDS–2.2%
	California–0.3%
$2,400	Golden State Tobacco Securitization Corp. Rev., 5.75%, 6/1/47, Ser. A-1	Baa3/BBB	1,771,152
4,350	State, GO, 7.55%, 4/1/39	Baa1/A	4,523,696
2,500	Univ. of California Rev., 4.75%, 5/15/33, Ser. L	Aa1/AA	2,496,450

			8,791,298

10.31.09   Fixed Income SHares – Series C Annual Report 29

Fixed Income SHares – Series C Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Illinois–0.3%
$1,500	Chicago Board of Education, GO, 5.25%, 12/1/26, Ser. C	A1/AA−	$1,578,435
2,500	Chicago Metropolitan Water Reclamation Dist., GO, 5.72%, 12/1/38	Aaa/AAA	2,635,525
	Finance Auth. Rev., Univ. of Chicago,
1,240	5.00%, 7/1/27, Ser. A	Aa1/AA	1,296,457
1,600	5.50%, 7/1/37, Ser. B	Aa1/AA	1,760,560

			7,270,977

	Iowa–0.0%
825	Tobacco Settlement Auth. Rev., 6.50%, 6/1/23, Ser. A	Baa3/BBB	635,696

	Michigan–0.3%
8,555	Detroit City School Dist., School Building & Site Improvements, GO, 5.00%, 5/1/33, Ser. B (FGIC) (Q-SBLF)	Aa3/AA	7,519,588

	Nevada–0.2%
4,005	Clark Cnty. School Dist., GO, 5.00%, 6/15/19, Ser. A	Aa2/AA	4,352,033

	New Jersey–0.0%
250	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1-A	Baa3/BBB	168,252

	New York–0.2%
1,300	New York City Transitional Finance Auth. Rev.,
	5.00%, 1/15/25, Ser. S-1	A1/AA−	1,361,308
5,000	Port Auth. of New York & New Jersey Rev.,
	5.125%, 5/1/34, Ser. 136 (NPFGC) (n)	Aa3/AA−	5,004,050

			6,365,358

	Ohio–0.4%
	Buckeye Tobacco Settlement Financing Auth. Rev., Ser. A-2,
14,700	5.75%, 6/1/34	Baa3/BBB	12,332,859
900	5.875%, 6/1/47	Baa3/BBB	665,226

			12,998,085

	Texas–0.4%
7,400	Dallas Cnty. Hospital Dist., GO, 5.621%, 8/15/44, Ser. C	NR/AAA	7,608,014
4,100	North Texas Tollway Auth. Rev., 6.718%, 1/1/49, Ser. B	A2/A−	4,471,009

			12,079,023

	Washington–0.0%
600	State, GO, zero coupon, 12/1/20, Ser. F (NPFGC)	Aa1/AA+	379,056

	Wisconsin–0.1%
2,300	State Rev., 6.00%, 5/1/36, Ser. A	A1/AA−	2,547,250

	Total Municipal Bonds (cost–$62,789,350)		63,106,616

30 Fixed Income SHares – Series C Annual Report   10.31.09

Fixed Income SHares – Series C Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

ASSET-BACKED SECURITIES–0.4%
$582	ACE Securities Corp., 0.294%, 12/25/36, FRN	B3/BB	$501,494
138	Asset-Backed Funding Certificates, 0.304%, 1/25/37, FRN	Aaa/A+	130,099
758	Bear Stearns Asset Backed Securities Trust, 1.244%, 10/25/37, FRN	B1/BBB	476,758
556	BNC Mortgage Loan Trust, 0.344%, 5/25/37, FRN	A1/BBB	436,247
	Green Tree Financial Corp.,
396	6.22%,3/1/30	NR/BBB	370,888
5,237	6.53%, 2/1/31, VRN	NR/B−	3,970,028
1,657	HSI Asset Securitization Corp. Trust, 0.354%, 4/25/37, FRN	B2/BBB+	1,285,503
402	Indymac Residential Asset Backed Trust, 0.324%, 7/25/37, FRN	A2/A+	387,304
577	JPMorgan Mortgage Acquisition Corp., 0.324%, 3/25/37, FRN	Baa2/BBB−	529,667
4	Keystone Owner Trust, 9.00%, 1/25/29 (a)(d)	Ba2/NR	4,143
	MASTR Asset-Backed Securities Trust, FRN,
1,814	0.324%, 5/25/37	Baa2/AAA	1,621,524
16	0.354%, 2/25/36	Aaa/AAA	15,466
566	Merrill Lynch Mortgage Investors, Inc., 0.364%, 2/25/37, FRN	Caa1/CCC	340,599
341	Morgan Stanley ABS Capital I, 0.294%, 10/25/36, FRN	Aaa/AAA	328,720
289	Morgan Stanley Mortgage Loan Trust, 0.604%, 4/25/37, FRN	Caa3/CCC	119,960
391	Nationstar Home Equity Loan Trust, 0.304%, 6/25/37, FRN	Aa2/AAA	378,437
525	Popular ABS Mortgage Pass-Through Trust, 0.334%, 6/25/47, FRN	Ba2/AAA	462,174
32	Residential Asset Mortgage Products, Inc., 0.344%, 8/25/46, FRN	Aaa/AAA	30,946
390	Wells Fargo Home Equity Trust, 0.474%, 10/25/35, FRN	Aaa/AAA	373,844

	Total Asset-Backed Securities (cost–$12,352,350)		11,763,801

Shares
PREFERRED STOCK–0.0%
	Financial Services–0.0%
56,000	Goldman Sachs Group, Inc., 3.75%, Ser. A, FRN (cost–$1,400,000)	A3/BBB	1,202,320

CONVERTIBLE PREFERRED STOCK–0.0%
	Banking–0.0%
700	Wells Fargo & Co., 7.50%, 12/31/49, Ser. L	Ba3/A−	630,000

	Insurance–0.0%
9,050	American International Group, Inc., 8.50%, 8/1/11	Ba2/NR	101,812

	Total Convertible Preferred Stock (cost–$1,016,500)		731,812

10.31.09   Fixed Income SHares – Series C Annual Report 31

Fixed Income SHares – Series C Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

SHORT-TERM INVESTMENTS–13.8%
	Corporate Notes–3.6%
	Airlines–0.1%
$2,500	United Air Lines Pass Through Trust, 6.831%, 3/1/10 (b)(f)	B2/B+	$3,225,000

	Banking–0.2%
1,350	American Express Centurion Bank, 0.405%, 12/17/09, FRN	A2/BBB+	1,350,024
500	Korea Development Bank, 0.424%, 4/3/10, FRN	A2/A	495,581
4,700	National City Bank, 0.387%, 6/18/10, FRN	A1/A+	4,690,431

			6,536,036

	Financial Services–2.1%
€4,300	Atlas Reinsurance III PLC, 4.75%, 1/10/10, FRN (a)(b)(d)	NR/BB+	6,295,110
$3,950	Calabash Re Ltd., 11.199%, 1/8/10, FRN (a)(d)	NR/BB	3,929,460
6,400	Ford Motor Credit Co. LLC, 5.70%, 1/15/10	Caa1/CCC+	6,403,322
291	Isles CBO Ltd., 1.331%, 10/27/10, FRN (a)(d)(g)	B1/NR	221,416
8,000	JPMorgan Chase & Co., 0.294%, 5/7/10, FRN	Aa3/A+	8,002,440
¥1,200,000	Lehman Brothers Holdings, Inc., 1.15%, 10/26/10 (f)	WR/NR	1,922,227
$22,500	Merrill Lynch & Co., Inc., 2.709%, 5/12/10, FRN	A2/A	22,747,208
11,500	Williams Cos., Inc., 6.375%, 10/1/10 (a)(d)	Baa3/BBB−	11,837,283

			61,358,466

	Insurance–0.9%
500	American International Group, Inc., 4.70%, 10/1/10	A3/A−	489,336
5,000	Metropolitan Life Global Funding I, 4.625%, 8/19/10 (a)(d)	Aa2/AA−	5,101,540
	Residential Reinsurance Ltd., FRN (a)(b)(d),
14,300	6.361%,6/7/10	NR/BB	14,479,465
4,000	7.611%,6/7/10	NR/BB	4,058,600

			24,128,941

	Telecommunications–0.1%
2,500	Deutsche Telekom International Finance BV, 8.50%, 6/15/10	Baa1/BBB+	2,611,935
100	Vodafone Group PLC, 7.75%, 2/15/10	Baa1/A−	101,995

			2,713,930

	Utilities–0.2%
2,000	Entergy Arkansas, Inc., 4.50%, 6/1/10	A3/A−	2,037,774
3,300	Entergy Louisiana LLC, 4.67%, 6/1/10	A3/A−	3,307,224

			5,344,998

	Total Corporate Notes (cost–$98,949,875)		103,307,371

32 Fixed Income SHares – Series C Annual Report   10.31.09

Fixed Income SHares – Series C Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	U.S. Government Agency Securities–2.1%
	Freddie Mac–2.1%
$62,000	0.086%, 1/27/10	Aaa/AAA	$61,987,114
300	0.88%, 1/4/10	Aaa/AAA	299,931

	Total U.S. Government Agency Securities (cost–$62,287,045)		62,287,045

	U.S. Treasury Bills (k)–0.9%
25,500	0.15%-1.01%, 3/4/10-4/29/10 (cost–$25,481,608)		25,481,743

	Repurchase Agreements–7.2%
32,000	Barclays Capital, Inc., dated 10/30/09, 0.06%, due 11/2/09, proceeds $32,000,160; collateralized by U.S. Treasury Inflation Index Notes, 1.25%, due 4/15/14, valued at $33,090,254 including accrued interest		32,000,000
88,100	BNP Paribas, dated 10/30/09, 0.08%, due 11/2/09, proceeds $88,100,587; collateralized by Fannie Mae, 5.50%, due 1/1/39, valued at $90,586,311 including accrued interest		88,100,000
76,000	JPMorgan Securities, Inc., dated 10/30/09, 0.07%, due 11/2/09, proceeds $76,000,443; collateralized by U.S. Treasury Notes, 3.63%, due 8/15/19, valued at $77,814,552 including accrued interest		76,000,000
11,862	State Street Bank & Trust Co., dated 10/30/09, 0.01%, due 11/2/09, proceeds $11,862,010; collateralized by U.S. Treasury Bills, zero coupon, due 12/10/09, valued at $12,100,000 including accrued interest		11,862,000

	Total Repurchase Agreements (cost–$207,962,000)		207,962,000

	Total Short-Term Investments (cost–$394,680,528)		399,038,159

Notional
Amount
OPTIONS PURCHASED (l)–0.3%
	Call Options–0.2%
	Euro versus Japanese Yen (OTC),
9,000,000	strike price ¥148.40, expires 6/3/10		120,269
	Euro versus U.S. Dollar (OTC),
28,600,000	strike price $1.38, expires 5/21/10		3,405,201
19,000,000	strike price $1.38, expires 6/3/10		2,286,333
	U.S. Dollar versus Japanese Yen (OTC),
109,900,000	strike price ¥106, expires 3/31/10		205,073

			6,016,876

	Put Options–0.1%
	Euro versus Japanese Yen (OTC),
9,000,000	strike price ¥148.40, expires 6/3/10		1,757,338
	Euro versus U.S. Dollar (OTC),
28,600,000	strike price $1.38, expires 5/21/10		688,340

10.31.09   Fixed Income SHares – Series C Annual Report 33

Fixed Income SHares – Series C Schedule of Investments
October 31, 2009 (continued)

Contracts/
Notional		Credit Rating
Amount		(Moody’s/S&P)*	Value

	Put Options (continued)
$19,000,000	strike price $1.38, expires 6/3/10		$484,224

			2,929,902

	Total Options Purchased (cost–$7,301,279)		8,946,778

	Total Investments before options written and securities sold short (cost–$2,883,261,614)–103.3%		2,989,951,662

OPTIONS WRITTEN (l)–(0.2)%
	Put Options–(0.2)%
	5-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
81,000,000	strike rate 3.42%, expires 11/23/09		(22,923)
36,000,000	strike rate 5.50%, expires 8/31/10		(169,528)
	7-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
340,900,000	strike rate 6.00%, expires 8/31/10		(1,773,942)
	10-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
285,600,000	strike rate 4.25%, expires 12/29/09		(1,356,600)
47,300,000	strike rate 4.35%, expires 11/23/09		(22,562)
281,000,000	strike rate 6.00%, expires 8/31/10		(2,217,455)
	U.S. Dollar versus Japanese Yen (OTC),
109,900,000	strike price ¥80, expires 3/31/10		(899,641)
	U.S. Treasury Notes 10 yr. Futures (CBOT),
792	strike price $115, expires 11/20/09		(76,202)

	Total Options Written (premiums received–$11,798,952)		(6,538,853)

Principal
Amount
(000)
SECURITIES SOLD SHORT–(3.7)%
	U.S. Government Agency Securities–(3.7%)
	Fannie Mae (e)–(3.7%)
$100,500	6.00%, MBS, TBA	Aaa/AAA	(106,582,341)

	Freddie Mac (e)–(0.0%)
1,000	6.00%, MBS, TBA	Aaa/AAA	(1,062,656)

	Total Securities Sold Short (proceeds received–$106,778,281)		(107,644,997)

	Total Investments net of options written and securities sold short (cost–$2,764,684,381)	99.4%	2,875,767,812
	Other assets less other liabilities	0.6	17,459,039

	Net Assets	100.0%	$2,893,226,851

34 Fixed Income SHares – Series C Annual Report   10.31.09

Fixed Income SHares – Series H Schedule of Investments
October 31, 2009

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

MUNICIPAL BONDS–94.4%
	Arizona–9.3%
$100	Apache Cnty. Industrial Dev. Auth. Rev.,
	Tucson Electric Power Co. Project, 5.875%, 3/1/33, Ser. B	Baa3/BBB−	$98,431
100	Health Facs. Auth. Rev., Beatitudes Campus Project, 5.20%, 10/1/37	NR/NR	72,352
100	Pima Cnty. Industrial Dev. Auth. Rev., Choice Education and Dev. Corp. Project, 6.375%, 6/1/36	NR/NR	76,629

			247,412

	California–10.5%
100	Assoc. of Bay Area Gov’t Finance Auth. for Nonprofit Corps. Rev., Sharp Healthcare, 6.25%, 8/1/39	A3/A−	103,679
100	Los Angeles Department of Water & Power Rev., 5.00%, 7/1/39, Ser. A-1 (AMBAC)	Aa3/AA−	101,071
100	Statewide Communities Dev. Auth. Rev., Baptist Univ., 5.50%, 11/1/38, Ser. A	NR/NR	76,677

			281,427

	Colorado–3.0%
100	Health Facs. Auth. Rev., Volunteers of America, 5.25%, 7/1/27, Ser. A	NR/NR	79,405

	Florida–6.9%
100	Hurricane Catastrophe Fund Finance Corp. Rev., 5.00%, 7/1/11, Ser. A (IBC-NPFGC)	Aa3/A	104,582
100	Sarasota Cnty. Health Facs. Auth. Rev., 5.75%, 7/1/37	NR/NR	78,930

			183,512

	Illinois–3.0%
100	Finance Auth. Rev., Dekalb Supportive Living, 6.10%, 12/1/41 (n)	NR/NR	79,240

	Indiana–3.1%
100	Vigo Cnty. Hospital Auth. Rev., Union Hospital, Inc., 5.70%, 9/1/37 (a)(d)	NR/NR	84,049

	Iowa–2.5%
100	Finance Auth. Rev., Deerfield Retirement Community, Inc., 5.50%, 11/15/37, Ser. A	NR/NR	66,972

	Maryland–6.4%
	Health & Higher Educational Facs. Auth. Rev.,
100	King Farm Presbyterian Community, 5.30%, 1/1/37, Ser. A	NR/NR	69,014
100	Washington Cnty. Hospital, 6.00%, 1/1/43	NR/BBB−	102,385

			171,399

	Michigan–9.0%
100	Kalamazoo Economic Dev. Corp. Rev., Heritage Community, 5.50%, 5/15/36	NR/NR	75,728

10.31.09   Fixed Income SHares – Series H Annual Report 35

Fixed Income SHares – Series H Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Michigan (continued)
$95	Meridian Economic Dev. Corp. Rev., Burcham Hills, 5.25%, 7/1/26, Ser. A-1	NR/NR	$75,384
100	Tobacco Settlement Finance Auth. Rev., 5.125%, 6/1/22, Ser. A	NR/BBB	90,459

			241,571

	Missouri–2.8%
100	Branson Regional Airport Transportation Dev. Dist. Rev., 6.00%, 7/1/25, Ser. B (n)	NR/NR	73,576

	New Mexico–3.1%
100	Otero Cnty. Rev., 6.00%, 4/1/28	NR/NR	81,885

	Ohio–3.3%
100	Buckeye Tobacco Settlement Financing Auth. Rev., 5.875%, 6/1/30, Ser. A-2	Baa3/BBB	86,846

	Pennsylvania–6.8%
100	Allegheny Cnty. Hospital Dev. Auth. Rev.,
	West Penn Allegheny Health System, 5.375%, 11/15/40, Ser. A	Ba3/BB	77,372
100	Dauphin Cnty. General Auth. Rev.,
	Pinnacle Health System Project, 6.00%, 6/1/36, Ser. A	A2/A	105,429

			182,801

	Tennessee–3.0%
100	Blount Cnty. Health & Educational Facs. Board Rev.,
	Asbury, Inc., 5.125%, 4/1/23, Ser. A	NR/NR	80,271

	Texas–9.9%
100	Maverick Cnty. Public Fac. Corp. Rev., 6.375%, 2/1/29, Ser. A-1	NR/NR	84,767
100	North Texas Tollway Auth. Rev., 5.75%, 1/1/33, Ser. F	A3/BBB+	101,617
95	Willacy Cnty. Rev., 6.875%, 9/1/28, Ser. A-1	NR/NR	79,327

			265,711

	Utah–6.3%
100	Spanish Fork City Rev., American Leadership Academy, 5.55%, 11/15/21 (a)(d)	NR/NR	90,295
100	Utah Cnty., Lincoln Academy Charter School, GO, 5.875%, 6/15/37, Ser. A (a)(d)	NR/NR	79,326

			169,621

	Virginia–2.8%
100	Lewistown Commerce Center Community Dev. Auth. Rev., 6.05%, 3/1/27	NR/NR	75,692

	Wisconsin–2.7%
100	Milwaukee Redev. Auth. Rev., Academy of Learning, 5.65%, 8/1/37, Ser. A	NR/NR	72,825

	Total Municipal Bonds (cost–$2,966,824)		2,524,215

36 Fixed Income SHares – Series H Annual Report   10.31.09

Fixed Income SHares – Series H Schedule of Investments
October 31, 2009 (continued)

Shares			Value

MONEY MARKET FUND–4.1%
110,000	SSgA Tax Free Money Market Fund (cost–$110,000)		$110,000

	Total Investments (cost–$ 3,076,824)	98.5%	2,634,215
	Other assets less liabilities	1.5	39,744

	Net Assets	100.0%	$2,673,959

10.31.09   Fixed Income SHares – Series H Annual Report 37

Fixed Income SHares – Series M Schedule of Investments
October 31, 2009

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

U.S. GOVERNMENT AGENCY SECURITIES-35.9%
	Fannie Mae–23.4%
$6,100	0.444%, 10/27/37, CMO, FRN (g)	Aaa/AAA	$5,930,401
75	0.731%, 8/25/21, CMO, FRN	Aaa/AAA	74,506
442	2.758%, 9/1/32, FRN, MBS	Aaa/AAA	449,195
48	2.762%, 5/1/17, FRN, MBS	Aaa/AAA	48,518
53	2.787%, 6/1/20, FRN, MBS	Aaa/AAA	53,783
72	2.855%, 5/1/18, FRN, MBS	Aaa/AAA	73,346
57	2.909%, 1/1/18, FRN, MBS	Aaa/AAA	57,040
794	2.976%, 1/1/22, FRN, MBS	Aaa/AAA	797,348
1,414	2.992%, 1/1/20, FRN, MBS	Aaa/AAA	1,418,842
433	3.073%, 5/1/34, FRN, MBS	Aaa/AAA	437,096
105	3.095%, 9/1/27, FRN, MBS	Aaa/AAA	106,652
312	3.106%, 5/1/33, FRN, MBS	Aaa/AAA	317,656
29	3.16%, 9/1/32, FRN, MBS	Aaa/AAA	29,411
530	3.172%, 9/1/35, FRN, MBS	Aaa/AAA	544,023
656	3.235%, 5/1/28, FRN, MBS	Aaa/AAA	652,797
2,804	3.505%, 1/1/34, FRN, MBS	Aaa/AAA	2,844,963
362	3.921%, 10/1/34, FRN, MBS	Aaa/AAA	374,077
3,338	4.00%, 11/25/19, CMO	Aaa/AAA	3,396,989
29,281	4.00%, 6/1/24, MBS	Aaa/AAA	29,853,087
1,000	4.00%, 9/1/39, MBS	Aaa/AAA	987,554
2,000	4.00%, 11/1/39, MBS	Aaa/AAA	1,974,910
61	4.113%, 10/1/32, FRN, MBS	Aaa/AAA	61,534
571	4.342%, 1/1/33, FRN, MBS	Aaa/AAA	584,528
74	4.50%, 11/25/14, CMO	Aaa/AAA	74,662
4,664	4.50%, 1/25/25, CMO	Aaa/AAA	4,704,777
8,500	4.50%, 11/25/26, CMO	Aaa/AAA	8,727,463
2,890	4.50%, 10/25/34, CMO	Aaa/AAA	2,725,224
25,083	4.50%, 7/1/39, MBS	Aaa/AAA	25,416,276
19,457	4.50%, 8/1/39, MBS	Aaa/AAA	19,715,496
10,745	4.50%, 9/1/39, MBS	Aaa/AAA	10,887,443
23,708	4.50%, 10/1/39, MBS	Aaa/AAA	24,023,710
1,000	4.50%, 10/1/39, MBS (e)	Aaa/AAA	1,013,372
27,000	4.50%, MBS, TBA (e)	Aaa/AAA	27,358,290
247	4.54%, 12/1/32, FRN, MBS	Aaa/AAA	251,721
334	4.549%, 12/1/34, FRN, MBS	Aaa/AAA	343,497
3,775	4.617%, 11/1/35, FRN, MBS	Aaa/AAA	3,896,958
209	4.621%, 1/1/33, FRN, MBS	Aaa/AAA	211,275
17	4.725%, 11/1/32, FRN, MBS	Aaa/AAA	17,361
640	4.796%, 4/1/35, FRN, MBS	Aaa/AAA	661,213

38 Fixed Income SHares – Series M Annual Report   10.31.09

Fixed Income SHares – Series M Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Fannie Mae (continued)
$1,510	5.00%, 9/25/14, CMO	Aaa/AAA	$1,618,358
73	5.00%, 1/25/16, CMO	Aaa/AAA	74,016
202	5.00%, 9/1/17, MBS	Aaa/AAA	211,274
214	5.00%, 6/1/18, MBS	Aaa/AAA	227,522
19	5.00%, 9/1/18, MBS	Aaa/AAA	20,081
2,230	5.00%, 7/25/20, CMO	Aaa/AAA	2,317,030
807	5.00%, 4/1/23, MBS	Aaa/AAA	851,986
–(h )	5.00%, 11/1/33, MBS	Aaa/AAA	39
24,722	5.00%, 3/1/38, MBS	Aaa/AAA	25,706,405
119,000	5.00%, MBS, TBA (e)	Aaa/AAA	125,102,414
714	5.023%, 2/1/33, FRN, MBS	Aaa/AAA	737,547
32	5.031%, 3/25/41, CMO, FRN	Aaa/AAA	33,470
29	5.131%, 5/25/42, CMO, FRN	Aaa/AAA	30,158
976	5.50%, 2/25/24, CMO	Aaa/AAA	1,053,055
639	5.50%, 10/1/32, MBS	Aaa/AAA	676,661
1,029	5.50%, 11/1/32, MBS	Aaa/AAA	1,089,762
89	5.50%, 12/1/32, MBS	Aaa/AAA	94,305
2,009	5.50%, 1/1/33, MBS	Aaa/AAA	2,125,726
1,884	5.50%, 2/1/33, MBS	Aaa/AAA	1,993,342
26,987	5.50%, 3/1/33, MBS	Aaa/AAA	28,555,684
3,659	5.50%, 4/1/33, MBS	Aaa/AAA	3,871,007
1,002	5.50%, 5/1/33, MBS	Aaa/AAA	1,060,297
19,359	5.50%, 6/1/33, MBS	Aaa/AAA	20,478,146
16,016	5.50%, 7/1/33, MBS	Aaa/AAA	16,942,058
427	5.50%, 8/1/33, MBS	Aaa/AAA	451,654
2,404	5.50%, 9/1/33, MBS	Aaa/AAA	2,542,873
45	5.50%, 10/1/33, MBS	Aaa/AAA	47,470
5,848	5.50%, 11/1/33, MBS	Aaa/AAA	6,185,868
16,268	5.50%, 12/1/33, MBS	Aaa/AAA	17,209,001
5,234	5.50%, 1/1/34, MBS	Aaa/AAA	5,536,558
18,778	5.50%, 2/1/34, MBS	Aaa/AAA	19,864,280
6,514	5.50%, 3/1/34, MBS	Aaa/AAA	6,890,203
15	5.50%, 4/1/34, MBS	Aaa/AAA	16,077
780	5.50%, 5/1/34, MBS	Aaa/AAA	824,671
824	5.50%, 6/1/34, MBS	Aaa/AAA	871,353
375	5.50%, 1/1/35, MBS	Aaa/AAA	396,612
887	5.50%, 2/1/35, MBS	Aaa/AAA	938,147
367	5.50%, 3/1/36, MBS	Aaa/AAA	386,772
24,306	5.50%, 9/1/36, MBS	Aaa/AAA	25,689,291
372	5.50%, 12/1/36, MBS	Aaa/AAA	392,245

10.31.09   Fixed Income SHares – Series M Annual Report 39

Fixed Income SHares – Series M Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Fannie Mae (continued)
$733	5.50%, 1/1/37, MBS	Aaa/AAA	$772,459
14,355	5.50%, 2/1/37, MBS	Aaa/AAA	15,132,283
1,054	5.50%, 4/1/37, MBS	Aaa/AAA	1,111,314
1,508	5.50%, 5/1/37, MBS	Aaa/AAA	1,589,387
4,347	5.50%, 6/1/37, MBS	Aaa/AAA	4,581,684
5,960	5.50%, 7/1/37, MBS	Aaa/AAA	6,282,167
24,502	5.50%, 8/1/37, MBS	Aaa/AAA	25,877,227
5,000	5.50%, 2/1/38, MBS	Aaa/AAA	5,269,612
126	5.50%, 6/1/38, MBS	Aaa/AAA	132,705
15,090	5.50%, 8/1/38, MBS	Aaa/AAA	15,905,536
10,000	5.50%, 9/1/38, MBS	Aaa/AAA	10,539,227
40	5.50%, 11/1/38, MBS	Aaa/AAA	42,296
20	5.50%, 1/1/39, MBS	Aaa/AAA	20,695
1,000	5.50%, 6/1/39, MBS	Aaa/AAA	1,054,078
19	6.00%, 8/1/22, MBS	Aaa/AAA	20,073
24	6.00%, 9/1/22, MBS	Aaa/AAA	25,933
244	6.00%, 6/1/23, MBS	Aaa/AAA	262,915
319	6.00%, 8/1/23, MBS	Aaa/AAA	342,143
733	6.00%, 12/1/23, MBS	Aaa/AAA	786,616
147	6.00%, 8/1/26, MBS	Aaa/AAA	158,060
4,539	6.00%, 10/1/26, MBS	Aaa/AAA	4,872,622
13,212	6.00%, 12/1/26, MBS	Aaa/AAA	14,183,123
7,293	6.00%, 3/1/27, MBS	Aaa/AAA	7,820,730
5,227	6.00%, 5/1/27, MBS	Aaa/AAA	5,605,858
6,010	6.00%, 6/1/27, MBS	Aaa/AAA	6,445,395
9,386	6.00%, 7/1/27, MBS	Aaa/AAA	10,065,504
3,036	6.00%, 8/1/27, MBS	Aaa/AAA	3,255,594
3,002	6.00%, 9/1/27, MBS	Aaa/AAA	3,219,122
723	6.00%, 10/1/27, MBS	Aaa/AAA	775,132
83	6.50%, 1/1/25, MBS	Aaa/AAA	90,095
200	6.50%, 7/18/27, CMO	Aaa/AAA	220,880
51	6.50%, 12/1/28, MBS	Aaa/AAA	55,148
524	7.00%, 11/1/38, MBS	Aaa/AAA	572,162
120	7.01%, 8/1/22, MBS	Aaa/AAA	133,153
56	7.01%, 11/1/22, MBS	Aaa/AAA	62,246
9	7.925%, 2/1/25, FRN, MBS	Aaa/AAA	9,241
210	11.00%, 7/15/20, MBS	Aaa/AAA	241,358

			651,744,185

40 Fixed Income SHares – Series M Annual Report   10.31.09

Fixed Income SHares – Series M Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Freddie Mac–8.6%
$794	0.379%, 3/9/11, FRN (k)	Aaa/AAA	$795,635
437	0.389%, 5/4/11, FRN (k)	Aaa/AAA	437,456
765	0.402%, 8/5/11, FRN (k)	Aaa/AAA	764,863
6,217	0.645%, 8/15/32, CMO, FRN	Aaa/AAA	6,163,665
582	0.695%, 9/15/16, CMO, FRN	Aaa/AAA	577,843
119	0.695%, 8/15/29, CMO, FRN	Aaa/AAA	117,854
70	0.695%, 12/15/31, CMO, FRN	Aaa/AAA	69,753
21	0.745%, 9/15/30, CMO, FRN	Aaa/AAA	20,456
30	0.795%, 3/15/32, CMO, FRN	Aaa/AAA	30,266
77	0.90%, 3/15/20, CMO, FRN	Aaa/AAA	76,470
223	0.90%, 2/15/24, CMO, FRN	Aaa/AAA	222,942
14	0.95%, 10/15/19, CMO, FRN	Aaa/AAA	13,868
170	1.20%, 12/15/13, CMO, FRN	Aaa/AAA	170,439
119	1.40%, 9/15/22, CMO, FRN	Aaa/AAA	118,719
33	1.60%, 8/15/23, CMO, FRN	Aaa/AAA	33,051
773	2.76%, 5/1/34, FRN, MBS	Aaa/AAA	779,949
279	2.842%, 10/1/32, FRN, MBS	Aaa/AAA	283,576
234	3.139%, 10/1/32, FRN, MBS	Aaa/AAA	238,598
21	3.285%, 7/1/29, FRN, MBS	Aaa/AAA	21,689
169	3.297%, 4/1/32, FRN, MBS	Aaa/AAA	170,434
49	3.342%, 8/1/29, FRN, MBS	Aaa/AAA	49,647
2,031	3.478%, 10/1/35, FRN, MBS	Aaa/AAA	2,088,072
199	3.526%, 2/1/33, FRN, MBS	Aaa/AAA	202,229
314	3.592%, 2/1/29, FRN, MBS	Aaa/AAA	317,917
18	3.667%, 7/1/32, FRN, MBS	Aaa/AAA	18,156
30	3.791%, 8/1/32, FRN, MBS	Aaa/AAA	30,513
11	3.973%, 1/1/33, FRN, MBS	Aaa/AAA	11,607
328	4.057%, 3/1/32, FRN, MBS	Aaa/AAA	330,633
188	4.481%, 1/1/32, FRN, MBS	Aaa/AAA	193,243
146	4.49%, 8/1/32, FRN, MBS	Aaa/AAA	150,471
45	4.50%, 5/15/18, CMO	Aaa/AAA	47,368
93,201	4.50%, 7/1/39, MBS	Aaa/AAA	94,294,611
31,084	4.50%, 8/1/39, MBS	Aaa/AAA	31,448,295
9,421	4.928%, 6/1/35, FRN, MBS	Aaa/AAA	9,759,075
37,000	5.00%, 1/15/25, CMO	Aaa/AAA	38,734,801
12,000	5.00%, 2/15/25, CMO	Aaa/AAA	12,582,520
2,309	5.50%, 3/15/34, CMO	Aaa/AAA	2,429,649
287	5.50%, 1/1/35, MBS	Aaa/AAA	303,823
4,506	5.50%, 2/1/35, MBS	Aaa/AAA	4,770,912
162	5.50%, 3/1/35, MBS	Aaa/AAA	171,524

10.31.09   Fixed Income SHares – Series M Annual Report 41

Fixed Income SHares – Series M Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Freddie Mac (continued)
$2,800	5.50%, 4/15/35, CMO	Aaa/AAA	$2,968,668
635	5.50%, 6/1/35, MBS	Aaa/AAA	671,629
3,257	5.50%, 5/15/36, CMO	Aaa/AAA	3,448,642
1,201	5.50%, 7/1/36, MBS	Aaa/AAA	1,267,435
670	5.50%, 4/1/37, MBS	Aaa/AAA	707,235
12,719	5.50%, 7/1/37, MBS	Aaa/AAA	13,417,238
71	5.50%, 8/1/37, MBS	Aaa/AAA	74,431
747	5.50%, 9/1/37, MBS	Aaa/AAA	787,629
71	5.50%, 2/1/38, MBS	Aaa/AAA	75,000
43	5.50%, 3/1/38, MBS	Aaa/AAA	45,011
1,603	5.50%, 10/1/38, MBS	Aaa/AAA	1,690,285
87	6.00%, 8/15/16, CMO	Aaa/AAA	93,145
811	6.00%, 4/1/17, MBS	Aaa/AAA	875,460
82	6.00%, 5/1/17, MBS	Aaa/AAA	88,113
112	6.00%, 6/1/17, MBS	Aaa/AAA	120,924
220	6.00%, 7/1/17, MBS	Aaa/AAA	237,418
2,204	6.00%, 12/15/28, CMO	Aaa/AAA	2,376,019
141	6.50%, 8/15/16, CMO	Aaa/AAA	152,086
35	6.50%, 12/15/23, CMO	Aaa/AAA	37,375
850	6.50%, 7/15/31, CMO	Aaa/AAA	920,001
28	7.00%, 4/1/29, MBS	Aaa/AAA	31,010
2	7.00%, 12/1/29, MBS	Aaa/AAA	1,852
—(h )	7.00%, 1/1/30, MBS	Aaa/AAA	84
14	7.00%, 2/1/30, MBS	Aaa/AAA	15,901
23	7.00%, 3/1/30, MBS	Aaa/AAA	25,206
2	7.00%, 6/1/30, MBS	Aaa/AAA	2,443
187	7.50%, 8/15/30, CMO	Aaa/AAA	203,166

			239,375,998

	Ginnie Mae–1.9%
39	0.595%, 6/20/32, CMO, FRN	Aaa/AAA	39,231
1,173	0.75%, 10/20/27, CMO, FRN	Aaa/AAA	1,159,278
23	3.75%, 3/20/30, FRN, MBS	Aaa/AAA	23,331
115	4.125%, 11/20/23, FRN, MBS	Aaa/AAA	117,023
12	4.125%, 10/20/25, FRN, MBS	Aaa/AAA	11,696
8	4.125%, 11/20/25, FRN, MBS	Aaa/AAA	8,122
10	4.125%, 10/20/26, FRN, MBS	Aaa/AAA	10,451
22	4.125%, 10/20/27, FRN, MBS	Aaa/AAA	22,604
421	4.25%, 1/20/28, FRN, MBS	Aaa/AAA	431,985
42	4.25%, 2/20/28, FRN, MBS	Aaa/AAA	43,469

42 Fixed Income SHares – Series M Annual Report   10.31.09

Fixed Income SHares – Series M Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Ginnie Mae (continued)
$119	4.25%, 1/20/30, FRN, MBS	Aaa/AAA	$121,790
219	4.375%, 3/20/17, FRN, MBS	Aaa/AAA	224,136
10	4.375%, 1/20/18, FRN, MBS	Aaa/AAA	9,817
65	4.375%, 5/20/18, FRN, MBS	Aaa/AAA	67,179
48	4.375%, 4/20/19, FRN, MBS	Aaa/AAA	49,719
10	4.375%, 5/20/19, FRN, MBS	Aaa/AAA	10,714
14	4.375%, 6/20/21, FRN, MBS	Aaa/AAA	14,220
28	4.375%, 1/20/22, FRN, MBS	Aaa/AAA	28,929
666	4.375%, 2/20/22, FRN, MBS	Aaa/AAA	682,197
32	4.375%, 4/20/22, FRN, MBS	Aaa/AAA	32,805
17	4.375%, 5/20/22, FRN, MBS	Aaa/AAA	17,061
22	4.375%, 2/20/23, FRN, MBS	Aaa/AAA	22,190
26	4.375%, 3/20/23, FRN, MBS	Aaa/AAA	26,896
28	4.375%, 4/20/23, FRN, MBS	Aaa/AAA	28,145
152	4.375%, 4/20/24, FRN, MBS	Aaa/AAA	154,990
9	4.375%, 5/20/24, FRN, MBS	Aaa/AAA	9,378
3	4.375%, 4/20/25, FRN, MBS	Aaa/AAA	2,978
12	4.375%, 5/20/25, FRN, MBS	Aaa/AAA	12,460
22	4.375%, 6/20/25, FRN, MBS	Aaa/AAA	22,408
11	4.375%, 1/20/26, FRN, MBS	Aaa/AAA	11,131
13	4.375%, 6/20/26, FRN, MBS	Aaa/AAA	13,665
6	4.375%, 1/20/27, FRN, MBS	Aaa/AAA	6,642
73	4.375%, 2/20/27, FRN, MBS	Aaa/AAA	75,252
17	4.375%, 4/20/27, FRN, MBS	Aaa/AAA	17,379
38	4.375%, 6/20/27, FRN, MBS	Aaa/AAA	38,812
29	4.375%, 2/20/28, FRN, MBS	Aaa/AAA	29,323
74	4.375%, 3/20/28, FRN, MBS	Aaa/AAA	75,251
30	4.375%, 4/20/28, FRN, MBS	Aaa/AAA	30,790
17	4.375%, 4/20/29, FRN, MBS	Aaa/AAA	16,881
34	4.375%, 6/20/29, FRN, MBS	Aaa/AAA	34,759
24	4.375%, 5/20/30, FRN, MBS	Aaa/AAA	24,515
22	4.375%, 5/20/32, FRN, MBS	Aaa/AAA	22,551
34	4.375%, 6/20/32, FRN, MBS	Aaa/AAA	34,256
60	4.50%, 3/20/31, FRN, MBS	Aaa/AAA	62,094
50	4.50%, 3/20/32, FRN, MBS	Aaa/AAA	51,673
9	4.625%, 8/20/17, FRN, MBS	Aaa/AAA	8,793
6	4.625%, 8/20/18, FRN, MBS	Aaa/AAA	6,043
4	4.625%, 7/20/20, FRN, MBS	Aaa/AAA	4,199
5	4.625%, 7/20/21, FRN, MBS	Aaa/AAA	5,276
11	4.625%, 8/20/21, FRN, MBS	Aaa/AAA	10,884

10.31.09   Fixed Income SHares – Series M Annual Report 43

Fixed Income SHares – Series M Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Ginnie Mae (continued)
$18	4.625%, 9/20/21, FRN, MBS	Aaa/AAA	$19,029
1,323	4.625%, 8/20/23, FRN, MBS	Aaa/AAA	1,361,072
76	4.625%, 8/20/25, FRN, MBS	Aaa/AAA	78,863
14	4.625%, 9/20/25, FRN, MBS	Aaa/AAA	14,211
9	4.625%, 8/20/26, FRN, MBS	Aaa/AAA	9,148
7	4.625%, 7/20/27, FRN, MBS	Aaa/AAA	7,609
10	4.625%, 9/20/27, FRN, MBS	Aaa/AAA	10,064
69	4.625%, 8/20/28, FRN, MBS	Aaa/AAA	70,973
29	4.625%, 7/20/29, FRN, MBS	Aaa/AAA	29,993
64	4.875%, 6/20/22, FRN, MBS	Aaa/AAA	66,089
77	5.00%, 2/20/29, CMO	Aaa/AAA	79,025
43,934	6.00%, 7/20/32, CMO	Aaa/AAA	47,271,410
3	6.50%, 5/15/23, MBS	Aaa/AAA	3,360
—(h )	6.50%, 12/15/23, MBS	Aaa/AAA	479

			53,006,696

	Other Government Agencies–2.0%
20,486	SLM Student Loan Trust, 1.782%, 4/25/23, ABS, FRN	Aaa/AAA	21,421,437
29,177	Small Business Administration Participation Certificates, 5.23%, 3/1/27, ABS	Aaa/AAA	31,337,902
1,480	Vendee Mortgage Trust, 6.50%, 9/15/24, CMO	Aaa/AAA	1,544,202

			54,303,541

	Total U.S. Government Agency Securities (cost–$967,404,942)		998,430,420

U.S. TREASURY BONDS & NOTES–29.0%
	U.S. Treasury Bonds & Notes,
834	0.875%, 4/30/11 (k)		837,780
750	1.125%, 6/30/11		755,772
177,200	2.375%, 10/31/14 (e)		177,657,708
10,000	2.625%, 6/30/14 (k)(m)		10,192,970
47,100	4.00%, 2/15/15		50,845,957
88,700	4.00%, 8/15/18 (m)		93,280,557
97,700	4.125%, 5/15/15		105,912,955
1,200	4.25%, 5/15/39 (e)(m)		1,202,626
149,400	4.375%, 2/15/38 (m)		152,855,024
138,500	4.50%, 8/15/39 (m)		144,667,682
47,100	11.25%, 2/15/15		67,720,992

	Total U.S. Treasury Bonds & Notes (cost–$809,409,589)		805,930,023

44 Fixed Income SHares – Series M Annual Report   10.31.09

Fixed Income SHares – Series M Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

CORPORATE BONDS & NOTES–27.3%
	Banking–5.8%
$7,000	Achmea Hypotheekbank NV, 3.20%, 11/3/14 (a)(b)(d)(e)	Aaa/AAA	$7,074,698
	American Express Bank FSB,
1,700	5.50%, 4/16/13	A2/BBB+	1,807,282
17,300	6.00%, 9/13/17	A2/BBB+	18,210,551
24,600	American Express Centurion Bank, 6.00%, 9/13/17	A2/BBB+	25,894,772
2,600	ANZ National International Ltd., 6.20%, 7/19/13 (a)(d)	Aa2/AA	2,842,936
	Bank of America N.A.,
15,000	5.30%, 3/15/17	A1/A	14,671,275
2,600	6.10%, 6/15/17	A1/A	2,634,109
	Barclays Bank PLC,
45,800	5.45%, 9/12/12	Aa3/AA-	49,603,461
5,000	5.926%, 12/15/16 (a)(d)(i)	Baa2/BBB+	3,950,000
11,000	HSBC Capital Funding L.P., 4.61%, 6/27/13 (a)(d)(i)	A3/A-	9,427,528
	UBS AG,
2,000	5.75%, 4/25/18	Aa2/A+	2,041,722
5,100	5.875%, 12/20/17	Aa2/A+	5,243,127
	Wachovia Bank N.A.,
13,750	0.629%, 3/15/16, FRN	Aa3/AA-	12,320,756
500	4.875%, 2/1/15	Aa3/AA-	513,410
6,400	Wells Fargo & Co., 7.98%, 3/15/18 (i)	Ba3/A-	6,024,000

			162,259,627

	Biotechnology–0.0%
700	Amgen, Inc., 6.40%, 2/1/39	A3/A+	801,696

	Commercial Services–0.2%
4,700	Board of Trustees of The Leland Stanford Junior Univ., 4.75%, 5/1/19	Aaa/AAA	4,913,728

	Diversified Manufacturing–2.6%
70,000	General Electric Co., 5.25%, 12/6/17	Aa2/AA+	72,895,900

	Energy–0.6%
15,500	Kinder Morgan Energy Partners L.P., 6.95%, 1/15/38	Baa2/BBB	16,657,773

	Financial Services–14.5%
	American Express Co.,
600	6.15%, 8/28/17	A3/BBB+	633,370
600	7.00%, 3/19/18	A3/BBB+	663,766
25,000	American Express Credit Corp., 5.875%, 5/2/13	A2/BBB+	26,842,925
	Bank of America Corp.,
8,295	0.77%, 8/15/16, FRN	A3/A−	6,780,018
16,700	5.75%, 12/1/17	A2/A	16,997,026

10.31.09   Fixed Income SHares – Series M Annual Report 45

Fixed Income SHares – Series M Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Financial Services (continued)
$25,000	7.375%, 5/15/14	A2/A	$28,018,750
	Bear Stearns Cos. LLC,
3,600	6.40%, 10/2/17	Aa3/A+	3,938,728
2,500	6.95%, 8/10/12	Aa3/A+	2,807,443
£1,900	CIT Group, Inc., 5.50%, 12/1/14 (o)	Ca/D	1,894,779
	Citigroup, Inc.,
$13,100	2.14%, 5/15/18, FRN	A3/A	11,503,058
40,500	5.50%, 4/11/13	A3/A	42,227,973
52,260	6.125%, 5/15/18	A3/A	52,942,045
25,000	6.375%, 8/12/14	A3/A	26,549,125
6,900	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37)	Baa3/B+	6,451,500
600	Credit Agricole S.A., 6.637%, 5/31/17 (a)(d)(i)	Aa3/A−	483,000
	General Electric Capital Corp., FRN,
€1,200	5.50%, 9/15/67 (a)(d)	Aa3/A+	1,416,433
$31,100	6.375%, 11/15/67	Aa3/A+	27,019,804
	Goldman Sachs Group, Inc.,
€800	1.02%, 2/4/13, FRN	A1/A	1,129,574
$3,000	5.25%, 10/15/13	A1/A	3,212,499
2,900	5.95%, 1/18/18	A1/A	3,058,618
52,700	6.75%, 10/1/37	A2/A−	55,685,771
670	HSBC Finance Corp., 0.649%, 9/14/12, FRN	A3/A	641,915
	JPMorgan Chase & Co.,
1,900	1.050%, 6/13/11, FRN	Aa3/A+	1,914,632
1,000	7.90%, 4/30/18 (i)	A2/BBB+	1,008,738
49,200	Lehman Brothers Holdings, Inc., 6.75%, 12/28/17 (f)	WR/NR	4,920
	Merrill Lynch & Co., Inc.,
5,704	6.05%, 8/15/12	A2/A	6,116,143
43,600	6.875%, 4/25/18	A2/A	46,989,595
24,000	Morgan Stanley, 6.00%, 4/28/15	A2/A	25,710,768
€1,300	SLM Corp., 1.123%, 11/15/11, FRN	Ba1/BBB−	1,639,963

			404,282,879

	Food & Beverage–0.1%
$1,700	Kraft Foods, Inc., 6.125%, 2/1/18	Baa2/BBB+	1,803,572

	Insurance–0.5%
	American International Group, Inc.,
€1,300	4.00%, 9/20/11	A3/A−	1,765,667

46 Fixed Income SHares – Series M Annual Report   10.31.09

Fixed Income SHares – Series M Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Insurance (continued)
$16,500	8.175%, 5/15/68, (converts to FRN on 5/15/38)	Ba2/BBB	$10,023,750
€1,000	8.625%, 5/22/68, (converts to FRN on 5/22/18)	Ba2/BBB	931,318

			12,720,735

	Oil & Gas–0.2%
$4,600	Valero Energy Corp., 6.625%, 6/15/37	Baa2/BBB	4,235,455

	Retail–0.3%
4,000	Hasbro, Inc., 6.30%, 9/15/17	Baa2/BBB	4,302,920
5,000	Macy’s Retail Holdings, Inc., 8.875%, 7/15/15	Ba2/BB	5,312,500

			9,615,420

	Telecommunications–1.8%
44,600	AT&T, Inc., 5.50%, 2/1/18	A2/A	46,877,544
1,600	BellSouth Corp., 4.95%, 4/26/21 (a)(d)	A2/A	1,631,182
400	Embarq Corp., 6.738%, 6/1/13	Baa3/BBB−	434,465

			48,943,191

	Tobacco–0.6%
	Altria Group, Inc.,
4,500	9.25%, 8/6/19	Baa1/BBB	5,461,330
1,500	9.70%, 11/10/18	Baa1/BBB	1,848,500
9,700	Reynolds American, Inc., 7.25%, 6/15/37	Baa3/BBB	9,832,696

			17,142,526

	Utilities–0.1%
2,600	EDF S.A., 6.50%, 1/26/19 (a)(d)	Aa3/A+	2,967,200

	Total Corporate Bonds & Notes (cost–$770,642,064)		759,239,702

MORTGAGE-BACKED SECURITIES–13.0%
	Adjustable Rate Mortgage Trust, CMO, VRN,
2,588	4.529%, 5/25/35	Baa1/AA+	2,469,816
673	5.371%, 11/25/35	B3/AA	486,770
619	5.399%, 1/25/36	Aa3/AAA	538,067
2,722	Banc of America Funding Corp., 4.568%, 2/20/36, CMO, FRN	NR/AAA	2,395,425
4,700	BCRR Trust, 5.999%, 8/17/45, CMO, VRN (a)(d)(g)	Aaa/NR	4,233,533
	Bear Stearns Adjustable Rate Mortgage Trust, CMO,
265	4.239%, 1/25/34, VRN	Aa2/AAA	239,927
92	4.460%, 1/25/35, VRN	A2/AAA	76,808
3,002	4.625%, 10/25/35, FRN	Ba1/AA	2,689,362
407	4.963%, 2/25/34, VRN	Aa3/AAA	386,883
1,269	5.434%, 5/25/47, VRN	NR/CCC	856,812

10.31.09   Fixed Income SHares – Series M Annual Report 47

Fixed Income SHares – Series M Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

$474	5.733%, 2/25/36, FRN	B3/CCC	$312,663
	Bear Stearns Alt-A Trust, CMO, VRN,
5,388	3.851%, 6/25/34	A1/AAA	2,274,811
226	5.353%, 5/25/35	Ba1/AAA	171,235
1,243	5.706%, 2/25/36	Caa2/CCC	731,188
33	Bear Stearns Mortgage Securities, Inc., 6.808%, 3/25/31, CMO, VRN	Aaa/NR	31,181
2,803	Bear Stearns Structured Products, Inc., 5.632%, 1/26/36, CMO, VRN	B2/AAA	1,752,615
8,748	Carey Commercial Mortgage Trust, 5.97%, 9/20/19, CMO (a)(d)	Aaa/NR	8,986,081
1,299	CC Mortgage Funding Corp., 0.374%, 5/25/48, CMO, FRN (a)(d)	Caa2/CCC	544,122
	Citigroup Commercial Mortgage Trust (a)(d)(g),
9,862	5.322%, 12/17/16	NR/NR	8,643,769
15,178	5.858%, 7/17/17	NR/NR	13,412,388
	Citigroup Mortgage Loan Trust, Inc., CMO,
222	4.645%, 8/25/35, VRN	Aa3/NR	187,924
1,247	4.70%, 12/25/35, FRN	NR/AAA	1,149,128
370	4.719%, 12/25/35, VRN	Caa1/CCC	187,900
28,845	4.90%, 10/25/35, FRN	NR/AAA	24,314,855
2,945	5.986%, 9/25/37, VRN	NR/AAA	1,757,341
3,505	Commercial Capital Access One, Inc., 7.972%, 11/15/28, CMO, VRN (a)(d)	NR/NR	1,194,835
	Commercial Mortgage Pass Through Certificates, CMO (a)(d),
1,005	0.745%, 2/16/34, FRN	Aaa/NR	886,308
7,000	5.362%, 2/5/19	NR/AAA	6,890,116
2,000	5.479%, 2/5/19, VRN	NR/AA	1,585,808
	Countrywide Alternative Loan Trust, CMO,
1,100	0.414%, 1/25/37, FRN	Caa3/CCC	563,020
195	0.455%, 7/20/46, FRN	Caa3/CCC	86,364
6,836	0.464%, 5/25/35, FRN	Baa1/A−	3,738,400
4,012	0.504%, 12/25/35, FRN	A1/B−	2,266,829
425	0.514%, 5/25/36, FRN	Ca/CCC	63,404
441	5.865%, 11/25/35, VRN	Caa1/CCC	265,325
3,619	6.116%, 8/25/36, VRN	Baa1/AAA	3,531,597
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
536	0.544%, 4/25/46, FRN	Ca/CCC	114,712
1,577	0.554%, 3/25/35, FRN	A1/AAA	870,442
2,152	0.564%, 3/25/35, FRN	A1/AAA	1,198,627
1,123	0.634%, 2/25/35, FRN	Ba1/AAA	362,422
56	0.784%, 2/25/35, FRN	Aaa/AAA	37,443

48 Fixed Income SHares – Series M Annual Report   10.31.09

Fixed Income SHares – Series M Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

$729	3.389%, 4/25/35, FRN	Caa1/CCC	$172,258
236	5.25%, 2/20/36, FRN	Baa3/AA+	164,606
488	5.362%, 10/20/35, VRN	Ba3/B	346,733
697	5.754%, 5/20/36, VRN	Caa3/CCC	398,576
24	Credit Suisse First Boston Mortgage Securities Corp., 0.923%, 3/25/32, CMO, FRN (a)(d)	Aaa/NR	20,772
403	Downey Savings & Loan Assoc. Mortgage Loan Trust, 0.565%, 7/19/45, CMO, FRN	Caa3/CCC	106,940
851	GMAC Commercial Mortgage Securities, Inc., 6.50%, 5/15/35, CMO	NR/BBB	860,646
334	Greenpoint Mortgage Funding Trust, 0.324%, 10/25/46, CMO, FRN	B2/B−	288,510
2,400	Greenwich Capital Commercial Funding Corp., 5.444%, 3/10/39, CMO	Aaa/AAA	2,146,985
1,500	GS Mortgage Securities Corp. II, 6.615%, 2/14/16, CMO (a)(d)	NR/AAA	1,602,661
404	GSR Mortgage Loan Trust, CMO,
	3.837%, 9/25/34, VRN	A2/AAA	327,755
2,110	3.936%, 9/25/35, FRN	NR/AAA	1,887,909
258	5.118%, 4/25/35, VRN	Baa3/BBB−	214,884
	Harborview Mortgage Loan Trust, CMO, FRN,
6,205	0.435%, 2/19/46	Baa3/AAA	2,986,029
4,488	0.465%, 5/19/35	Baa1/AAA	2,491,631
416	0.495%, 1/19/38	Ca/CCC	110,173
516	0.495%, 9/19/46	Ca/CCC	127,510
33,939	Hilton Hotel Pool Trust, 0.587%, 10/3/15, CMO, IO, VRN (a)(d)	Aaa/AAA	207,524
	Homebanc Mortgage Trust, CMO,
480	0.424%, 12/25/36, FRN	Baa3/AA	294,694
7,800	5.857%, 4/25/37, VRN	B3/B−	4,483,371
7,900	Indymac INDA Mortgage Loan Trust, 5.864%, 8/25/36, CMO, VRN	Baa2/AAA	5,129,503
619	Indymac INDB Mortgage Loan Trust, 0.544%, 11/25/35, CMO, FRN	B3/CCC	272,212
	Indymac Index Mortgage Loan Trust, CMO,
1,087	0.524%, 3/25/35, FRN	Ba1/BB−	610,957
3,783	5.00%, 8/25/35, FRN	B2/A+	2,446,644
405	5.099%, 9/25/35, VRN	B2/AA+	315,818
3,763	5.268%, 9/25/35, VRN	B3/BB−	2,337,298
3,010	5.268%, 9/25/35, VRN	Caa1/CCC	918,132
379	5.272%, 6/25/35, VRN	B1/BB	260,638
3,438	5.328%, 10/25/35, VRN	B2/BB	2,674,919
5,500	5.697%, 6/25/36, VRN	B3/AAA	3,863,455

10.31.09   Fixed Income SHares – Series M Annual Report 49

Fixed Income SHares – Series M Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

$14,513	JPMorgan Alternative Loan Trust, 0.744%, 6/27/37, CMO, FRN (a)(d)	NR/AAA	$11,396,329
	JPMorgan Chase Commercial Mortgage Securities Corp., CMO,
27,084	0.62%, 7/15/19, FRN (a)(d)	Aaa/NR	21,930,263
600	5.336%, 5/15/47	Aaa/A	541,297
1,395	5.818%, 6/15/49, VRN	Aaa/A−	1,288,095
2,000	6.465%, 11/15/35	NR/AAA	2,112,694
	JPMorgan Mortgage Trust, CMO,
1,919	3.967%, 9/25/34, FRN	NR/AAA	1,870,603
3,326	4.351%, 7/25/35, FRN	Aaa/AAA	3,160,437
427	4.872%, 4/25/35, VRN	Aa1/AAA	409,788
623	5.396%, 11/25/35, VRN	Ba1/AAA	541,320
	MASTR Adjustable Rate Mortgage Trust, CMO, FRN,
456	0.484%, 5/25/37	Caa2/CCC	210,299
100	3.100%, 11/21/34	Aa2/AAA	98,231
	MASTR Reperforming Loan Trust, CMO (a)(d),
2,911	7.00%, 5/25/35	Ba3/AAA	2,709,629
4,361	7.50%, 7/25/35	Ba3/AAA	4,792,746
2,730	8.00%, 7/25/35	Ba3/AAA	3,028,251
308	Mellon Residential Funding Corp., 0.734%, 10/20/29, CMO, FRN	NR/AAA	297,693
1,345	Merrill Lynch Alternative Note Asset, 0.544%, 3/25/37, CMO, FRN	Caa3/CCC	575,413
600	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.378%, 8/12/48, CMO	Aaa/AAA	472,989
	MLCC Mortgage Investors, Inc., CMO, FRN,
364	1.67%, 7/25/29	Aaa/AAA	281,276
1,842	4.25%, 10/25/35	A1/AAA	1,563,415
	Morgan Stanley Capital I, CMO,
38,250	5.332%, 12/15/43	NR/AAA	36,849,078
1,100	5.692%, 4/15/49, VRN	Aaa/A−	934,875
28,450	5.731%, 7/12/44, VRN	NR/AAA	28,293,278
351	Morgan Stanley Dean Witter Capital I, 2.862%, 3/25/33, CMO, FRN	Aaa/AAA	309,832
	Nomura Asset Acceptance Corp., CMO,
3,396	5.497%, 2/25/36, VRN	Caa2/CCC	1,757,992
1,281	7.50%, 3/25/34 (a)(d)	Aa3/AAA	1,246,522
357	Opteum Mortgage Acceptance Corp., 0.504%, 7/25/35, CMO, FRN	Aa2/AAA	286,672
413	Residential Accredit Loans, Inc., 5.714%, 2/25/36, CMO, VRN	Caa3/CCC	221,851
29	Residential Asset Securitization Trust, 0.744%, 3/25/33, CMO, FRN	NR/AAA	26,450

50 Fixed Income SHares – Series M Annual Report   10.31.09

Fixed Income SHares – Series M Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

$2,775	Residential Funding Mortgage Securities I, 5.632%, 3/25/35, CMO, VRN	A1/AAA	$2,207,718
600	Sovereign Commercial Mortgage Securities Trust, 5.786%, 7/22/30, CMO, VRN (a)(d)	Aaa/NR	594,006
	Structured Adjustable Rate Mortgage Loan Trust, CMO,
1,303	1.039%, 6/25/34, FRN	A1/AAA	932,503
1,436	1.644%, 5/25/35, FRN	B3/CCC	636,281
198	3.231%, 10/25/34, VRN	A2/AAA	169,393
7,900	5.246%, 5/25/36, FRN	NR/AAA	3,458,404
7,900	5.400%, 9/25/36, VRN	NR/CCC	3,976,681
41	5.45%, 1/25/36, VRN	NR/CCC	28,277
	Structured Asset Mortgage Investments, Inc., CMO, FRN,
14,992	0.424%, 6/25/36	B3/B−	7,246,343
1,534	0.434%, 7/25/46	B3/B	750,004
10,504	0.464%, 5/25/36	B3/AAA	5,379,663
506	0.504%, 5/25/46	Caa3/B+	122,459
413	0.595%, 3/19/34	Aaa/AAA	272,456
771	0.595%, 3/19/34	Aa1/AAA	362,269
1,499	0.615%, 12/19/33	Aa3/AAA	1,235,664
	Structured Asset Securities Corp., CMO, FRN,
6	3.161%, 5/25/32	A1/AAA	5,547
293	3.577%, 2/25/34	Aa3/AAA	271,619
454	Wachovia Mortgage Loan Trust LLC, 5.452%, 10/20/35, CMO, FRN	NR/AAA	421,579
	WaMu Mortgage Pass Through Certificates, CMO, FRN,
30	0.514%, 12/25/45	A1/AAA	21,768
968	0.564%, 1/25/45	Aaa/AAA	704,984
849	0.62%, 11/25/34	Aa2/AAA	505,931
4,579	0.64%, 10/25/44	Aa2/AAA	3,087,211
600	0.654%, 11/25/45	Baa3/AAA	190,966
2,139	0.784%, 12/25/27	Aaa/AAA	1,661,683
278	0.884%, 12/25/27	Aaa/AAA	209,083
596	1.507%, 6/25/47	Ca/BB	137,866
812	2.257%, 11/25/46	A1/AAA	448,574
22,373	2.833%, 9/25/33	A1/AAA	20,822,016
1,964	2.851%, 8/25/33	Aaa/AAA	1,856,644
	Wells Fargo Mortgage Backed Securities Trust, CMO,
1,012	0.744%, 7/25/37, FRN	B2/NR	612,665
6,018	3.787%, 7/25/35, FRN	Baa3/AAA	5,793,311
2,449	4.391%, 1/25/35, FRN	A3/NR	2,361,596
683	4.391%, 1/25/35, FRN	Aa1/NR	671,529
22,973	4.608%, 6/25/35, FRN	Aa1/AAA	22,713,485

10.31.09   Fixed Income SHares – Series M Annual Report 51

Fixed Income SHares – Series M Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

$750	4.664%, 8/25/34, FRN	Aaa/AAA	$587,805
4,639	4.95%, 3/25/36, VRN	NR/A	3,974,385
357	5.00%, 6/25/18	Aaa/AAA	363,145

	Total Mortgage-Backed Securities (cost–$398,868,068)		362,558,830

MUNICIPAL BONDS–3.1%
	California–1.0%
	Golden State Tobacco Securitization Corp. Rev., Ser. A, (FGIC),
5,000	5.00%, 6/1/35	Baa2/A−	4,442,750
3,500	5.00%, 6/1/38	Baa2/A−	3,073,455
	State, GO,
2,000	5.00%, 2/1/23, (NPFGC)	Baa1/A	2,004,040
2,000	5.00%, 6/1/37	Baa1/A	1,838,240
3,600	5.65%, 4/1/39, VRN	Baa1/A	3,767,508
6,150	6.00%, 4/1/38	Baa1/A	6,540,341
600	7.50%, 4/1/34	Baa1/A	619,092
3,300	7.55%, 4/1/39	Baa1/A	3,431,769
985	Tobacco Securitization Auth. of Northern California Rev., 5.40%, 6/1/27, Ser. A-2	Baa3/BBB	874,296

			26,591,491

	Florida–0.0%
1,000	State Board of Education, GO, 4.75%, 6/1/37, Ser. B (NPFGC)	Aa1/AAA	1,001,360

	Illinois–0.3%
700	Regional Transportation Auth. Rev., 5.00%, 7/1/25, Ser. A (NPFGC)	Aa3/AA+	733,852
2,200	State Toll Highway Auth. Rev., 6.184%, 1/1/34, Ser. A	Aa3/AA−	2,343,088
7,505	Will Cnty. Community High School Dist. No. 210, Lincoln-Way Central High School, GO, zero coupon, 1/1/21, (FSA)	Aa3/NR	4,415,867

			7,492,807

	Iowa–0.1%
3,800	Tobacco Settlement Auth. Rev., 5.60%, 6/1/34, Ser. B	Baa3/BBB	3,287,152

	New Jersey–0.5%
21,340	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1A	Baa3/BBB	14,362,033

52 Fixed Income SHares – Series M Annual Report   10.31.09

Fixed Income SHares – Series M Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	New York–0.5%
$10,500	New York City Transitional Finance Auth. Rev., 5.767%, 8/1/36	Aa2/AAA	$10,699,500
2,500	Port Auth. of New York & New Jersey Rev., 5.859%, 12/1/24	Aa3/AA−	2,722,600

			13,422,100

	Ohio–0.6%
	Buckeye Tobacco Settlement Financing Auth. Rev., Ser. A-2,
5,800	5.875%, 6/1/30	Baa3/BBB	5,037,068
9,300	5.875%, 6/1/47	Baa3/BBB	6,874,002
5,320	6.00%, 6/1/42	Baa3/BBB	4,142,631

			16,053,701

	Texas–0.1%
3,800	State, Mobility Fund, GO, 4.75%, 4/1/37	Aa1/AA+	3,836,594

	Total Municipal Bonds (cost–$93,291,773)		86,047,238

ASSET-BACKED SECURITIES–2.8%
856	Aames Mortgage Investment Trust, 0.644%, 10/25/35, FRN	NR/AAA	752,724
380	Access Group, Inc., 1.582%, 10/27/25, FRN	Aaa/NR	383,224
672	Accredited Mortgage Loan Trust, 0.294%, 2/25/37, FRN	A2/AAA	645,945
67	Amortizing Residential Collateral Trust, 0.514%, 6/25/32, FRN	NR/AAA	49,709
1,217	Bayview Financial Asset Trust, 0.644%, 12/25/39, FRN (a)(d)(g)	Aaa/NR	794,015
	Bear Stearns Asset Backed Securities Trust, FRN,
969	0.324%, 10/25/36	B3/NR	882,210
4,211	0.834%, 6/25/43	Aaa/AAA	3,449,514
398	Capital Auto Receivables Asset Trust, 1.165%, 3/15/11, FRN	Aaa/AAA	398,009
72	Cendant Mortgage Corp., 5.976%, 7/25/43, VRN (a)(d)	NR/NR	66,170
	Chase Issuance Trust, FRN,
2,241	0.285%, 4/15/13	Aaa/AAA	2,231,468
200	1.799%, 9/15/15	Aaa/AAA	207,272
15,200	Citibank Omni Master Trust, 1.345%, 12/23/13, FRN (a)(d)	Aaa/AAA	15,193,811
800	Community Program Loan Trust, 4.50%, 4/1/29	NR/AAA	724,040
	Countrywide Asset-Backed Certificates, FRN,
7,510	0.334%, 1/25/46	Aa2/AAA	6,926,000
992	0.344%, 9/25/47	Baa2/AAA	921,253
443	0.714%, 11/25/33 (a)(d)	Aaa/AAA	336,034
1,151	0.724%, 12/25/31	A2/AAA	553,695

10.31.09   Fixed Income SHares – Series M Annual Report 53

Fixed Income SHares – Series M Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

$987	Credit-Based Asset Servicing & Securitization LLC, 1.144%, 11/25/33, FRN	Aaa/AAA	$718,768
100	Delta Funding Home Equity Loan Trust, 0.885%, 8/15/30, FRN	NR/AAA	61,315
1,932	Denver Arena Trust, 6.94%, 11/15/19 (a)(d)	NR/NR	1,746,490
47	EMC Mortgage Loan Trust, 0.614%, 5/25/40, FRN (a)(d)	Aaa/NR	32,851
	First Franklin Mortgage Loan Asset Backed Certificates, FRN,
43	0.624%, 10/25/34	Aaa/NR	42,408
5,730	0.644%, 4/25/35	Aa1/AA+	4,593,429
6	First Plus Home Loan Trust, 7.32%, 11/10/23	NR/AA+	6,089
	Ford Credit Auto Owner Trust, FRN,
3,068	1.145%, 1/15/11	Aaa/AAA	3,072,046
186	1.445%, 12/15/10	Aaa/AAA	186,598
41	Fremont Home Loan Owner Trust, 1.034%, 12/25/29, FRN	A2/BB	26,450
1,242	Fremont Home Loan Trust, 0.304%, 1/25/37, FRN	Ba3/CCC	804,935
	Green Tree Financial Corp.,
4,618	6.18%, 4/1/30	Ba3/NR	4,269,897
3,615	6.81%, 12/1/28, VRN	Ba1/BBB	3,396,956
1,125	6.87%, 4/1/30, VRN	Ba3/NR	1,058,784
1,000	7.06%, 2/1/31, VRN	NR/B−	730,336
614	7.40%, 6/15/27	A2/AA	626,512
350	7.55%, 1/15/29, VRN	NR/A+	358,810
164	HSI Asset Securitization Corp. Trust, 0.294%, 12/25/36, FRN	Caa2/CCC	112,946
	Lehman XS Trust, FRN,
1,170	0.324%, 11/25/46	Ba1/AAA	1,116,185
3,475	0.394%, 4/25/37	B3/CCC	2,125,798
477	0.474%, 8/25/46	Caa3/CCC	98,134
677	0.484%, 11/25/46	Ca/CCC	190,699
1,380	Long Beach Mortgage Loan Trust, 1.669%, 3/25/32, FRN	Baa2/NR	641,775
500	Madison Avenue Manufactured Housing Contract, 1.694%, 3/25/32, FRN	Baa1/A+	406,008
1,741	Mesa Trust Asset Backed Certificates, 0.644%, 12/25/31, FRN (a)(d)	Aaa/A	1,503,261
1,443	Mid-State Trust, 6.005%, 8/15/37	Aa2/AAA	1,386,920
	Morgan Stanley Mortgage Loan Trust, FRN,
387	0.474%, 2/25/37	Caa1/CCC	163,791
675	0.604%, 4/25/37	Caa3/CCC	279,908
200	RAAC Series, 0.644%, 6/25/47	Ca/CCC	69,813
	Residential Asset Mortgage Products, Inc.,
3,672	5.634%, 1/25/34	Aa3/AAA	2,230,875
2,000	5.90%, 7/25/34	B3/CCC	478,456

54 Fixed Income SHares – Series M Annual Report   10.31.09

Fixed Income SHares – Series M Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Residential Asset Securities Corp.,
$3,000	0.674%, 3/25/35, FRN	A1/A	$1,929,010
382	7.14%, 4/25/32, VRN	Ca/B	18,038
1,242	SACO I, Inc., 0.624%, 11/25/35, FRN	Baa3/AA	498,265
11	Saxon Asset Securities Trust, 0.764%, 8/25/32, FRN	Aaa/AAA	9,251
	South Carolina Student Loan Corp., FRN,
505	0.861%, 9/2/14	Aaa/AAA	504,551
2,800	0.911%, 3/1/18	Aaa/AAA	2,808,536
3,600	1.111%, 3/2/20	Aaa/AAA	3,587,971
600	1.361%, 9/3/24	Aaa/AAA	598,757
63	Vanderbilt Acquisition Loan Trust, 5.70%, 9/7/23, VRN	Aaa/AAA	62,407

	Total Asset-Backed Securities (cost–$89,418,600)		77,069,122

Shares
CONVERTIBLE PREFERRED STOCK–0.5%
	Banking–0.4%
11,800	Wells Fargo & Co., 7.50%, 12/31/49, Ser. L	Ba3/A−	10,620,000

	Insurance–0.1%
228,667	American International Group, Inc., 8.50%, 8/1/11	Ba2/NR	2,572,504

	Total Convertible Preferred Stock (cost–$27,918,940)		13,192,504

Principal
Amount
(000)
SOVEREIGN DEBT OBLIGATION–0.5%
	Mexico–0.5%
$12,600	United Mexican States, 6.05%, 1/11/40 (cost–$12,612,585)	Baa1/BBB+	12,713,400

SHORT-TERM INVESTMENTS–4.3%
	Corporate Notes–1.9%
	Banking–0.1%
2,300	Sovereign Bancorp, Inc., 4.90%, 9/23/10	Baa1/A	2,366,024

	Financial Services–1.8%
43,900	Citigroup Funding, Inc., 1.518%, 5/7/10, FRN	A3/A	44,025,247
4,500	General Electric Capital Corp., 4.25%, 9/13/10	Aa2/AA+	4,641,179
3,000	Merrill Lynch & Co., Inc., 2.709%, 5/12/10, FRN	A2/A	3,032,961

			51,699,387

	Total Corporate Notes (cost–$52,251,289)		54,065,411

	U.S. Government Agency Security–1.6%
43,727	Freddie Mac, 0.159%, 11/23/09 (cost–$43,724,996)	Aaa/AAA	43,724,997

10.31.09   Fixed Income SHares – Series M Annual Report 55

Fixed Income SHares – Series M Schedule of Investments
October 31, 2009 (continued)

Principal
Amount
(000)			Value

	U.S. Treasury Bills (k)–0.6%
$17,720	0.15%-1.01%, 2/25/10-4/29/10 (cost–$17,708,015)		$17,708,015

	Repurchase Agreement–0.2%
5,219	State Street Bank & Trust Co., dated 10/30/09, 0.01%, due 11/2/09, proceeds $5,219,004; collateralized by U.S Treasury Bills, zero coupon, due 12/10/09, valued at $5,325,000 including accrued interest (cost–$5,219,000)		5,219,000

	Total Short-Term Investments (cost–$118,903,300)		120,717,423

	Total Investments before options written and securities sold short (cost–$3,288,469,861)–116.4%		3,235,898,662

Notional
Amount
OPTIONS WRITTEN (l)–(0.2)%
	Put Options–(0.2)%
	5-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
80,000,000	strike rate 3.42%, expires 11/23/09		(22,640)
100,000,000	strike rate 5.50%, expires 8/31/10		(470,910)
	7-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
146,700,000	strike rate 4.00%, expires 11/23/09		(37,379)
	10-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
478,400,000	strike rate 6.00%, expires 8/31/10		(3,775,198)

	Total Options Written (premiums received–$8,189,138)		(4,306,127)

Principal
Amount
(000)
SECURITIES SOLD SHORT–(0.0)%
	U.S. Government Agency Securities–(0.0%)
	Fannie Mae (e)–(0.0)%
$400	5.00%, MBS, TBA	Aaa/AAA	(414,562)
1,000	5.50%, MBS, TBA	Aaa/AAA	(1,048,281)

	Total Securities Sold Short (proceeds received–$1,457,250)		(1,462,843)

	Total Investments net of options written and securities sold short (cost–$3,278,823,473)	116.2%	3,230,129,692
	Other liabilities less other assets	(16.2)	(450,197,722)

	Net Assets	100.0%	$2,779,931,970

56 Fixed Income SHares – Series M Annual Report   10.31.09

Fixed Income SHares – Series R Schedule of Investments
October 31, 2009

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

U.S. TREASURY BONDS & NOTES–72.7%
	U.S. Treasury Bonds & Notes,
$622	0.875%, 4/30/11 (k)		$624,819
729	1.00%, 7/31/11 (k)		732,760
6,300	3.00%, 8/31/16 (e)		6,328,060
	U.S. Treasury Inflation Indexed Bonds & Notes (j),
510	1.25%, 4/15/14		524,031
4,604	1.375%, 7/15/18		4,628,274
11,416	1.625%, 1/15/15		11,810,709
412	1.625%, 1/15/18		422,245
14,923	1.875%, 7/15/13		15,633,414
13,204	1.875%, 7/15/15		13,851,442
15,768	1.875%, 7/15/19		16,480,032
27,021	2.00%, 7/15/14 (e)		28,517,281
3,697	2.00%, 1/15/16		3,890,577
24,466	2.00%, 1/15/26 (e)		24,714,300
14,127	2.375%, 1/15/17		15,235,665
21,525	2.375%, 1/15/25		22,915,573
8,745	2.50%, 1/15/29		9,420,361
16,036	2.625%, 7/15/17		17,652,316
1,215	3.375%, 1/15/12		1,301,945
248	3.50%, 1/15/11		259,162
10,274	3.625%, 4/15/28		12,753,217
1,247	3.875%, 4/15/29 (k)		1,609,835

	Total U.S. Treasury Bonds & Notes (cost—$204,385,423)		209,306,018

CORPORATE BONDS & NOTES–13.1%
	Banking–4.4%
400	American Express Bank FSB, 5.50%, 4/16/13	A2/BBB+	425,243
	Barclays Bank PLC (a)(d),
100	7.434%, 12/15/17 (i)	Baa2/BBB+	93,500
720	10.179%, 6/12/21	Baa1/A	952,006
3,600	Credit Suisse, 5.00%, 5/15/13	Aa1/A+	3,844,714
700	National Australia Bank Ltd., 5.35%, 6/12/13 (a)(d)	Aa1/AA	750,349
300	Wachovia Bank N.A., 0.418%, 12/2/10, FRN	Aa2/AA	298,966
6,000	Wachovia Corp., 0.413%, 4/23/12, FRN	A1/AA−	5,871,894
400	Wells Fargo Capital XIII, 7.70%, 3/26/13 (i)	Ba3/A−	374,000

			12,610,672

	Chemicals–0.3%
1,000	RPM International, Inc., 6.50%, 2/15/18	Baa3/BBB−	1,014,236

10.31.09   Fixed Income SHares – Series R Annual Report 57

Fixed Income SHares – Series R Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Consumer Products–1.7%
$4,000	Newell Rubbermaid, Inc., 10.60%, 4/15/19	Baa3/BBB−	$4,934,812

	Financial Services–2.5%
	American Express Credit Corp.,
200	5.875%, 5/2/13	A2/BBB+	214,743
580	7.30%, 8/20/13	A2/BBB+	651,843
	Bank of America Corp.,
1,400	5.375%, 6/15/14	A2/A	1,466,051
400	7.375%, 5/15/14	A2/A	448,300
2,300	Citigroup, Inc., 6.125%, 5/15/18	A3/A	2,330,017
700	GMAC, Inc., 6.875%, 9/15/11	Ca/CCC	671,902
100	Lehman Brothers Holdings, Inc., 6.20%, 9/26/14 (f)	WR/NR	16,250
350	Longpoint Re Ltd., 5.549%, 11/8/11, FRN (a)(b)(d)	NR/BB+	353,447
400	Merna Reinsurance Ltd., 0.933%, 6/30/12, FRN (a)(b)(d)	Aa2/NR	392,280
500	Morgan Stanley, 0.734%, 10/18/16, FRN	A2/A	451,269
€100	Royal Bank of Scotland Group PLC, 7.092%, 9/29/17 (i)	B3/CCC+	70,099

			7,066,201

	Food & Beverage–0.5%
$1,500	FBG Finance Ltd., 5.125%, 6/15/15 (a)(d)	Baa2/BBB	1,525,878

	Insurance–3.6%
2,445	American International Group, Inc., 8.175%, 5/15/68, (converts to FRN on 5/15/38)	Ba2/BBB	1,485,338
3,000	Marsh & McLennan Cos., Inc., 9.25%, 4/15/19	Baa2/BBB−	3,738,327
	Metropolitan Life Global Funding I (a)(d),
4,200	2.202%, 6/10/11, FRN	Aa2/AA−	4,195,452
300	5.125%, 4/10/13	Aa2/AA−	317,836
300	New York Life Global Funding, 4.65%, 5/9/13 (a)(d)	Aaa/AAA	317,291
200	Pacific Life Global Funding, 5.15%, 4/15/13 (a)(d)	A1/AA−	209,723

			10,263,967

	Oil & Gas–0.1%
200	Gaz Capital S.A., 8.146%, 4/11/18 (a)(d)	Baa1/BBB	212,000

	Total Corporate Bonds & Notes (cost—$34,540,513)		37,627,766

SOVEREIGN DEBT OBLIGATIONS–2.8%
	Japan–2.8%
	Japanese Government CPI Linked Bond (j),
¥410,820	0.80%, 12/10/15	Aa2/AA	4,210,646
¥60,300	1.20%, 6/10/17	Aa2/NR	618,144
¥316,366	1.20%, 12/10/17	Aa2/NR	3,232,347

	Total Sovereign Debt Obligations (cost—$6,760,337)		8,061,137

58 Fixed Income SHares – Series R Annual Report   10.31.09

Fixed Income SHares – Series R Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

MORTGAGE-BACKED SECURITIES–2.2%
	Bear Stearns Adjustable Rate Mortgage Trust CMO, FRN,
$58	2.196%, 3/25/35	Aaa/AAA	$52,176
55	2.46%, 8/25/35	Aaa/AAA	48,826
170	2.86%, 3/25/35	Aa1/AAA	153,012
97	4.55%, 8/25/35	Aa1/AAA	86,805
	Citigroup Mortgage Loan Trust, Inc., CMO,
63	2.51%, 8/25/35, FRN	A3/AAA	59,173
114	4.248%, 8/25/35, FRN	A3/AAA	102,228
2,209	5.986%, 9/25/37, VRN	NR/AAA	1,318,006
2,934	Countrywide Alternative Loan Trust, 0.44%, 12/20/46, CMO, FRN	Caa1/CCC	1,490,735
45	Countrywide Home Loan Mortgage Pass Through Trust, 0.584%, 6/25/35, CMO, FRN (a)(d)	Aa3/AAA	30,797
211	GSR Mortgage Loan Trust, 3.936%, 9/25/35, CMO, FRN	NR/AAA	188,791
3,100	LB-UBS Commercial Mortgage Trust, 5.424%, 2/15/40, CMO	NR/A+	2,626,353
534	Residential Accredit Loans, Inc., 0.424%, 6/25/46, CMO, FRN	Caa1/CCC	210,281

	Total Mortgage-Backed Securities (cost—$7,436,422)		6,367,183

U.S. GOVERNMENT AGENCY SECURITIES–0.9%
	Fannie Mae–0.2%
22	2.103%, 10/1/44, FRN, MBS	Aaa/AAA	22,068
500	5.50%, MBS, TBA (e)	Aaa/AAA	525,235

			547,303

	Freddie Mac–0.7%
58	0.141%, 2/1/11, FRN (k)	Aaa/AAA	57,963
326	0.379%, 3/9/11, FRN (k)	Aaa/AAA	326,671
668	0.475%, 2/15/19, CMO, FRN	Aaa/AAA	668,146
499	6.631%, 9/1/36, FRN, MBS	Aaa/AAA	528,444
511	6.701%, 7/1/36, FRN, MBS	Aaa/AAA	543,231

			2,124,455

	Total U.S. Government Agency Securities (cost—$2,629,737)		2,671,758

10.31.09   Fixed Income SHares – Series R Annual Report 59

Fixed Income SHares – Series R Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

ASSET-BACKED SECURITIES–0.2%
$455	Bear Stearns Asset Backed Securities Trust, 1.244%, 10/25/37, FRN	B1/BBB	$286,055
348	Massachusetts Educational Financing Auth., 1.232%, 4/25/38, FRN	Aaa/AAA	349,522

	Total Asset-Backed Securities (cost—$803,109)		635,577

Shares
CONVERTIBLE PREFERRED STOCK–0.1%
	Banking–0.1%
200	Wells Fargo & Co., 7.50%, 12/31/49, Ser. L (cost—$200,000)	Ba3/A−	180,000

Principal
Amount
(000)
	Municipal Bond–0.0%
	West Virginia–0.0%
$100	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost—$94,052)	Baa3/BBB	75,987

SHORT-TERM INVESTMENTS–7.8%
	U.S. Government Agency Security–4.3%
12,500	Freddie Mac, 0.095%, 11/20/09 (cost—$12,499,472)	Aaa/AAA	12,499,472

	Corporate Notes–1.5%
	Banking–0.4%
1,200	Bank of America N.A., 1.059%, 5/12/10, FRN	Aa3/AA+	1,199,688

	Financial Services–0.5%
600	Citigroup, Inc., 0.313%, 12/28/09, FRN	A3/A	600,013
800	Ford Motor Credit Co. LLC, 7.875%, 6/15/10	Caa1/CCC+	807,920

			1,407,933

	Insurance–0.6%
1,600	ASIF I, 0.432%, 7/26/10, FRN	A1/A+	1,512,760
300	Residential Reinsurance Ltd., 7.611%, 6/7/10, FRN (a)(b)(d)	NR/BB	304,395

			1,817,155

	Total Corporate Notes (cost—$4,353,709)		4,424,776

	U.S. Treasury Bills (k)–0.2%
520	0.17%-0.26%, 2/25/10-4/29/10 (cost—$519,572)		519,755

60 Fixed Income SHares – Series R Annual Report   10.31.09

Fixed Income SHares – Series R Schedule of Investments
October 31, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Repurchase Agreements–1.8%
$2,000	Barclays Capital, Inc., dated 10/30/09, 0.06%, due 11/2/09, proceeds $2,000,010; collateralized by U.S. Treasury Inflation Index Notes, 1.25%, due 4/15/14, valued at $2,068,469 including accrued interest		$2,000,000
1,400	JPMorgan Securities, Inc., dated 10/30/09, 0.08%, due 11/2/09, proceeds $1,400,009; collateralized by Fannie Mae, 4.63%, due 10/15/14, valued at $1,432,608 including accrued interest		1,400,000
1,690	State Street Bank & Trust Co., dated 10/30/09, 0.01%, due 11/2/09, proceeds $1,690,001; collateralized by U.S. Treasury Bills, zero coupon, due 11/27/09, valued at $1,725,000 including accrued interest		1,690,000

	Total Repurchase Agreements (cost–$5,090,000)		5,090,000

	Total Short-Term Investments (cost–$22,462,753)		22,534,003

	Total Investments before options written and securities sold short (cost–$279,312,346)—99.8%		287,459,429

Notional
Amount
OPTIONS WRITTEN (l)–(0.0)%
	Put Options–(0.0)%
	5-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
2,200,000	strike rate 3.42%, expires 11/23/09		(622)
7,000,000	strike rate 3.75%, expires 11/23/09		(339)
	7-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
2,000,000	strike rate 5.37%, expires 9/20/10		(18,428)
	10-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
17,100,000	strike rate 4.25%, expires 12/29/09		(81,225)

	Total Options Written (premiums received—$243,705)		(100,614)

Principal
Amount
(000)
SECURITIES SOLD SHORT–(0.2)%
	U.S. Government Agency Security–(0.2%)
$500	Fannie Mae, 5.50%, MBS, TBA (e) (proceeds received–$519,785)	Aaa/AAA	(525,234)

	Total Investments net of options written and securities sold short (cost–$278,548,856)	99.6%	286,833,581
	Other assets less other liabilities	0.4	1,132,530

	Net Assets	100.0%	$287,966,111

10.31.09   Fixed Income SHares – Series R Annual Report 61

Allianz Global Investors Managed Accounts Trust – Notes to Schedules of Investments
October 31, 2009

*	Unaudited.

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $549,993,011, representing 19.0% of net assets for Series C; securities with an aggregate value of $253,670, representing 9.5% of net assets for Series H; securities with an aggregate value of $143,371,272, representing 5.2% of net assets for Series M; securities with an aggregate value of $9,654,954, representing 3.4% of net assets for Series R.

(b)	Illiquid.

(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Portfolios are ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on October 31, 2009.

(d)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	When-issued or delayed-delivery. To be settled/delivered after October 31, 2009.

(f)	In default.

(g)	Fair-valued–Securities with an aggregate value of $379,475, representing 0.01% of net assets for Series C; securities with an aggregate value of $33,014,106, representing 1.19% of net assets for Series M.

(h)	Principal amount less than $500.

(i)	Perpetual maturity. Maturity date shown is the first call date. Interest rate is fixed until the first call date and variable thereafter.

(j)	Inflationary Bonds–Principal amount of security is adjusted for inflation/deflation.

(k)	All or partial amount segregated as collateral for futures contracts, delayed-delivery securities and swaps.

(l)	Non-income producing.

(m)	All or partial amount segregated as collateral for reverse repurchase agreements.

(n)	Subject to Alternative Minimum Tax.

(o)	Issuer filed for bankruptcy on November 1, 2009.

(p)	Securities with an aggregate value of $1,903,384, representing 89.5% of Series I’s net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 1(a) in the Notes to Financial Statements.

Glossary:

ABS–Asset-Backed Securities

AMBAC–insured by American Municipal Bond Assurance Corp.

AUD–Australian Dollar

BRL–Brazilian Real

CAD–Canadian Dollar

CBOT–Chicago Board of Trade

CMO–Collateralized Mortgage Obligation

CPI–Consumer Price Index

FGIC–insured by Financial Guaranty Insurance Co.

FRN–Floating Rate Note. The interest rate disclosed reflects the rate in effect on October 31, 2009.

FSA–insured by Financial Security Assurance, Inc.

GDR–Global Depositary Receipt

GO–General Obligation Bond

IBC–Insurance Bond Certificate

IO–Interest Only

LIBOR–London Inter-Bank Offered Rate

MBIA–insured by Municipal Bond Investors Assurance

MBS–Mortgage-Backed Securities

62 Allianz Global Investors Managed Accounts Trust Annual Report   10.31.09   See accompanying Notes to Financial Statements

Allianz Global Investors Managed Accounts Trust – Notes to Schedules of Investments
October 31, 2009 (continued)

NPFGC–insured by National Public Finance Guarantee Corporation

NR–Not Rated

OAT–Obligations Assimilables du Trésor

OTC–Over the Counter

Q-SBLF–Qualified School Bond Loan Fund

RMBS–Residential Mortgage-Backed Securities

TBA–To Be Announced

VRN–Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on October 31, 2009.

WR–Withdrawn Rating.

£–British Pound

€–Euro

¥–Japanese Yen

See accompanying Notes to Financial Statements   10.31.09   Allianz Global Investors Managed Accounts Trust Annual Report 63

Allianz Global Investors Managed Accounts Trust Statements of Assets and Liabilities
October 31, 2009

		Fixed	Fixed	Fixed	Fixed
	Equity	Income	Income	Income	Income
	Shares:	SHares:	SHares:	SHares:	SHares:
	Series I	Series C	Series H	Series M	Series R
Assets:
Investments, at value (cost-$2,097,511, $2,883,261,614, $3,076,824, $3,288,469,861 and $279,312,346, respectively)	$2,120,208	$2,989,951,662	$2,634,215	$3,235,898,662	$287,459,429

Cash (including foreign currency for Series I, Series C, Series M and Series R with a value and cost of $1,662 and $1,662, $16,721,438 and $16,719,295, $1,309,529 and $1,304,526, $1,063,599 and $1,063,903, respectively)	1,868	16,722,191	363	1,309,821	1,063,749

Deposits with brokers for futures contracts collateral	—	1,300,000	—	—	152,000

Interest and dividend receivable	5,756	37,143,354	53,566	25,803,093	1,715,519

Receivable for investments sold	723	350,228,086	—	1,289,922,948	207,392,230

Swap premiums paid	—	6,143,538	—	15,659,447	366,955

Receivable for shares of beneficial interest sold	—	8,008,320	—	8,001,248	890,908

Receivable for variation margin on futures contracts	—	5,913,625	—	466,644	85,673

Unrealized appreciation of forward foreign currency contracts	—	18,546,520	—	95,541	206,953

Unrealized appreciation of swaps	—	18,831,107	—	39,460,328	896,140

Tax reclaims receivable	—	1,431	—	—	—

Receivable for paydown principal	—	173	—	227,755	25,089

Receivable from broker	—	—	—	106,736	863

Total Assets	2,128,555	3,452,790,007	2,688,144	4,616,952,223	500,255,508

Liabilities:
Payable for investments purchased	723	347,552,881	—	1,632,987,658	208,347,425

Securities sold short, at value (proceeds of $0, $106,778,281, $0, $1,457,250 and $519,785, respectively)	—	107,644,997	—	1,462,843	525,234

Unrealized depreciation of swaps	—	20,644,851	—	4,573,334	529,017

Payable to brokers for collateral	—	36,380,000	—	47,060,000	790,000

Unrealized depreciation of forward foreign currency contracts	—	17,540,554	—	210,646	88,740

Dividends payable	—	15,149,752	14,185	14,893,509	1,043,556

Options written, at value (premiums received - $0, $11,798,952, $0, $8,189,138, $243,705)	—	6,538,853	—	4,306,127	100,614

Swap premiums received	—	5,835,783	—	3,647,304	625,867

Payable for shares of beneficial interest redeemed	—	1,883,188	—	1,573,718	49,439

Payable to broker	—	221,016	—	—	178,476

Payable for variation margin on futures contracts	—	170,713	—	—	10,963

Interest payable on securities sold short	—	568	—	1,466	66

Payable for reverse repurchase agreements	—	—	—	126,294,000	—

Interest payable for reverse repurchase agreements	—	—	—	9,648	—

Total Liabilities	723	559,563,156	14,185	1,837,020,253	212,289,397

Net Assets	$2,127,832	$2,893,226,851	$2,673,959	$2,779,931,970	$287,966,111

Net Assets Consist of:
Shares of beneficial interest of $0.001 par value (unlimited number authorized)	$205	$209,240	$357	$280,763	$26,593

Paid-in-capital in excess of par	2,055,645	2,443,002,864	3,435,768	2,956,665,396	278,934,720

Undistributed (dividends in excess of) net investment income	40,779	175,633,709	(5)	38,310,879	2,053,485

Accumulated net realized gain (loss)	8,512	141,015,637	(319,552)	(202,483,626)	(5,329,121)

Net unrealized appreciation (depreciation) of investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	22,691	133,365,401	(442,609)	(12,841,442)	12,280,434

Net Assets	$2,127,832	$2,893,226,851	$2,673,959	$2,779,931,970	$287,966,111

Shares Outstanding	205,205	209,240,298	356,807	280,763,476	26,593,255

Net Asset Value, Offering Price and Redemption Price Per Share	$10.37	$13.83	$7.49	$9.90	$10.83

64 Allianz Global Investors Managed Accounts Trust Annual Report   10.31.09   See accompanying Notes to Financial Statements

Allianz Global Investors Managed Accounts Trust Statements of Operations
Period/Year ended October 31, 2009

	Series I*	Series C	Series H	Series M	Series R
Investment Income:
Dividends (net of foreign withholding tax of $460 for Series I)	$11,089	$256,599	$—	$2,904,633	$15,000

Interest (net of foreign withholding tax of $9,652 for Series C)	12	155,048,454	164,637	326,292,300	5,631,792

Facility and other fee income	—	73,689	—	—	—

Total Investment Income	11,101	155,378,742	164,637	329,196,933	5,646,792

Expenses:
Interest expense	—	239,762	—	39,607,355	5,489

Net Investment Income	11,101	155,138,980	164,637	289,589,578	5,641,303

Realized and Change In Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	8,512	45,256,746	(164,737)	196,785,990	21,834,994

Futures contracts	—	208,907,323	—	69,142,711	7,550,555

Options written	—	(17,534,259)	—	9,414,651	2,981,848

Swaps	—	127,082,300	(58,928)	(354,073,359)	(16,526,661)

Foreign currency transactions	29,678	(25,821,870)	—	(1,382,220)	(2,941,622)

Net change in unrealized appreciation/depreciation of:
Investments	22,697	542,425,816	377,577	425,831,002	22,420,858

Futures contracts	—	16,117,733	—	(3,067,127)	1,192,782

Options written	—	13,214,422	—	4,006,803	152,826

Securities sold short	—	(2,156,408)	—	(23,441,805)	(39,997)

Swaps	—	(159,851,712)	15,885	96,881,963	2,718,098

Foreign currency transactions	(6)	(8,869,923)	—	(1,565,831)	1,702,446

Net realized and change in unrealized gain on investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	60,881	738,770,168	169,797	418,532,778	41,046,127

Net Increase in Net Assets Resulting from Investment Operations	$71,982	$893,909,148	$334,434	$708,122,356	$46,687,430

*	Commenced operations on August 3, 2009.

See accompanying Notes to Financial Statements   10.31.09   Allianz Global Investors Managed Accounts Trust Annual Report 65

Equity Shares – Series I Statement of Changes in Net Assets

For the period
August 3, 2009*
through
October 31, 2009
Investment Operations:
Net investment income	$11,101

Net realized gain on investments and foreign currency transactions	38,190

Net unrealized appreciation of investments and foreign currency transactions	22,691

Net increase in net assets resulting from investment operations	71,982

Capital Share Transactions:
Net proceeds from the sale of shares	55,850

Total increase in net assets	127,832

Net Assets:
Beginning of period	2,000,000

End of period (including undistributed net investment income of $40,779)	$2,127,832

Shares Issued	5,205

*	Commencement of operations.

66 Equity Shares – Series I Annual Report   10.31.09   See accompanying Notes to Financial Statements

Fixed Income SHares – Series C Statement of Changes in Net Assets

	Year ended October 31,
	2009	2008
Investment Operations:
Net investment income	$155,138,980	$126,954,843

Net realized gain on investments, futures contracts, options written, swaps and foreign currency transactions	337,890,240	295,710,670

Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	400,879,928	(383,809,104)

Net increase in net assets resulting from investment operations	893,909,148	38,856,409

Dividends and Distributions to Shareholders from:
Net investment income	(249,633,509)	(124,912,250)

Net realized gains	(170,954,511)	(25,425,077)

Total dividends and distributions to shareholders	(420,588,020)	(150,337,327)

Capital Share Transactions:
Net proceeds from the sale of shares	1,226,521,545	774,037,053

Cost of shares redeemed	(813,110,233)	(542,286,326)

Net increase in net assets from capital share transactions	413,411,312	231,750,727

Total increase in net assets	886,732,440	120,269,809

Net Assets:
Beginning of year	2,006,494,411	1,886,224,602

End of year (including undistributed net investment income of $175,633,709 and $80,609,985, respectively)	$2,893,226,851	$2,006,494,411

Shares Issued and Redeemed:
Issued	102,008,354	60,725,348

Redeemed	(67,253,145)	(42,746,694)

Net Increase	34,755,209	17,978,654

See accompanying Notes to Financial Statements   10.31.09   Fixed Income SHares – Series C Annual Report 67

Fixed Income SHares – Series H Statement of Changes in Net Assets

	Year ended October 31,
	2009	2008
Investment Operations:
Net investment income	$164,637	$161,687

Net realized loss on investments, futures contracts and swaps	(223,665)	(60,519)

Net change in unrealized appreciation/depreciation of investments, futures contracts and swaps	393,462	(755,978)

Net increase (decrease) in net assets resulting from investment operations	334,434	(654,810)

Dividends to Shareholders from Net investment income	(164,230)	(161,687)

Capital Share Transactions:
Net proceeds from the sale of shares	222,316	213,809

Total increase (decrease) in net assets	392,520	(602,688)

Net Assets:
Beginning of year	2,281,439	2,884,127

End of year (including undistributed (dividends in excess of) net investment income of $(5) and $0, respectively)	$2,673,959	$2,281,439

Shares Issued	32,203	24,604

68 Fixed Income SHares – Series H Annual Report   10.31.09   See accompanying Notes to Financial Statements

Fixed Income SHares – Series M Statement of Changes in Net Assets

	Year ended October 31,
	2009	2008
Investment Operations:
Net investment income	$289,589,578	$228,786,296

Net realized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	(80,112,227)	3,664,751

Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	498,645,005	(571,665,855)

Net increase (decrease) in net assets resulting from investment operations	708,122,356	(339,214,808)

Dividends to Shareholders from Net Investment Income	(313,991,564)	(237,966,458)

Capital Share Transactions:
Net proceeds from the sale of shares	1,417,781,851	882,741,960

Cost of shares redeemed	(742,240,702)	(414,324,622)

Net increase in net assets from capital share transactions	675,541,149	468,417,338

Total increase (decrease) in net assets	1,069,671,941	(108,763,928)

Net Assets:
Beginning of year	1,710,260,029	1,819,023,957

End of year (including undistributed (dividends in excess of) net investment income of $38,310,879 and $(3,387,655), respectively)	$2,779,931,970	$1,710,260,029

Shares Issued and Redeemed:
Issued	161,066,051	83,725,095

Redeemed	(84,942,297)	(39,870,663)

Net Increase	76,123,754	43,854,432

See accompanying Notes to Financial Statements   10.31.09   Fixed Income SHares – Series M Annual Report 69

Fixed Income SHares – Series R Statement of Changes in Net Assets

	Year ended October 31,
	2009	2008
Investment Operations:
Net investment income	$5,641,303	$8,548,299

Net realized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	12,899,114	(1,024,607)

Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	28,147,013	(19,354,574)

Net increase (decrease) in net assets resulting from investment operations	46,687,430	(11,830,882)

Dividends and Distributions to Shareholders from:
Net investment income	(6,425,824)	(8,952,787)

Net realized gains	(6,964,780)	—

Total dividends and distributions to shareholders	(13,390,604)	(8,952,787)

Capital Share Transactions:
Net proceeds from the sale of shares	162,771,513	117,340,551

Cost of shares redeemed	(78,193,796)	(49,483,475)

Net increase in net assets from capital share transactions	84,577,717	67,857,076

Total increase in net assets	117,874,543	47,073,407

Net Assets:
Beginning of year	170,091,568	123,018,161

End of year (including undistributed net investment income of $2,053,485 and $518,474, respectively)	$287,966,111	$170,091,568

Shares Issued and Redeemed:
Issued	16,327,477	10,975,042

Redeemed	(8,086,228)	(4,675,758)

Net Increase	8,241,249	6,299,284

70 Fixed Income SHares – Series R Annual Report   10.31.09   See accompanying Notes to Financial Statements

Fixed Income SHares – Series M Statement of Cash Flows
Year ended October 31, 2009

Decrease in Cash from:
Cash flows provided by operating activities:
Net increase in net assets resulting from investment operations	$708,122,356

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investments Operations to Net Cash Provided by Operating Activities:
Purchases of long-term investments	(71,504,566,404)

Proceeds from sales of long-term investments	78,267,696,567

Purchases of short-term portfolio investments, net	46,726,946

Net change in unrealized apreciation of investments, futures contracts, options written, securities sold short, swaps, and foreign currency transactions	(498,645,005)

Net realized loss on investments, futures contracts, options written, swaps, and foreign currency transactions	80,112,227

Net amortization on investments	(3,103,427)

Decrease in proceeds for securities sold short	(1,213,199,805)

Decrease in receivable for investments sold	6,422,221,468

Decrease in interest receivable	18,789,992

Increase in receivable for paydown principal	(227,755)

Payments from futures contracts transactions	65,996,190

Decrease in deposits with brokers for futures contracts collateral	11,208,000

Increase in receivable from brokers	(106,736)

Increase in payable to brokers for collateral	47,060,000

Decrease in payable for investments purchased	(7,679,487,514)

Decrease in interest payable for reverse repurchase agreements	(5,482,303)

Increase in swap premiums paid	(352,356,876)

Decrease in swap premiums received	(20,119,405)

Decrease in receivable for terminated swaps	5,698,219

Decrease in payable for terminated swaps	(3,531,070)

Proceeds from currency transactions	(998,868)

Increase in interest payable on short positions	1,466

Net cash provided by operating activities*	4,391,808,263

Cash flows used for Financing Activities:
Decrease in payable for reverse repurchase agreements	(4,745,958,000)

Cash dividends and distributions paid	(320,353,899)

Proceeds from shares of beneficial interest sold	1,415,794,731

Payment on shares of beneficial interest redeemed	(741,926,567)

Net cash used for financing activities	(4,392,443,735)

Net decrease in cash	(635,472)

Cash at beginning of year	1,945,293

Cash at end of year	$1,309,821

*	The Portfolio paid $45,089,658 in cash for interest on reverse repurchase agreements.

See accompanying Notes to Financial Statements   10.31.09   Fixed Income SHares – Series M Annual Report 71

Equity Shares – Series I Financial Highlights
For a share outstanding throughout the period:

For the
period
August 3,
2009*
through
October 31,
2009
Net asset value, beginning of period	$10.00

Investment Operations:
Net investment income	0.05

Net realized and unrealized gain on investments and foreign currency transactions	0.32

Total from investment operations	0.37

Net asset value, end of period	$10.37

Total Investment Return (1)	3.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$2,128

Ratio of operating expenses to average net assets (2)	0.00%#

Ratio of net investment income to average net assets (2)	2.14%#

Portfolio turnover	15%

*	Commencement of operations.

#	Annualized.

(1)	Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.

(2)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with Series I, the Investment Manager or the Sub-Advisers. Participants in these programs pay a “wrap” fee to the sponsor of the program.

72 Equity Shares – Series I Annual Report   10.31.09   See accompanying Notes to Financial Statements

Fixed Income SHares – Series C Financial Highlights
For a share outstanding throughout each year:

	Year ended October 31,
	2009		2008	2007	2006	2005
Net asset value, beginning of year	$11.50		$12.05	$11.78	$11.64	$12.06

Investment Operations:
Net investment income	0.83		0.76	0.63	0.55	0.48

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, securities sold short, swaps, unfunded loan commitments and foreign currency transactions	3.86		(0.37)	0.44	0.31	0.04

Total from investment operations	4.69		0.39	1.07	0.86	0.52

Dividends and Distributions to Shareholders from:
Net investment income	(1.36)		(0.74)	(0.56)	(0.72)	(0.54)

Net realized gains	(1.00)		(0.20)	(0.24)	—	(0.40)

Total dividends and distributions to shareholders	(2.36)		(0.94)	(0.80)	(0.72)	(0.94)

Net asset value, end of year	$13.83		$11.50	$12.05	$11.78	$11.64

Total Investment Return (1)	45.84%		2.56%	9.67%	7.69%	4.42%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$2,893,227		$2,006,494	$1,886,225	$1,449,575	$949,173

Ratio of operating expenses to average net assets (3)	0.00	% (2)	0.00%	0.00%	0.00%	0.00%

Ratio of net investment income to average net assets (3)	6.71%		6.01%	5.60%	4.89%	4.08%

Portfolio turnover	683%		873%	750%	560%	510%

(1)	Assumes reinvestment of all dividends and distributions.

(2)	If interest expense were included, the ratio of operating expenses to average net assets for the year ended October 31, 2009 would be 0.01%.

(3)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with Series C, the Investment Manager or the Sub-Advisers. Participants in these programs pay a “wrap” fee to the sponsor of the program.

See accompanying Notes to Financial Statements   10.31.09   Fixed Income SHares – Series C Annual Report 73

Fixed Income SHares – Series H Financial Highlights
For a share outstanding throughout each period:

			For the
			period
			April 2,
			2007*
			through
	Year ended October 31,		October 31,
	2009	2008	2007
Net asset value, beginning of period	$7.03	$9.61	$10.00

Investment Operations:
Net investment income	0.49	0.52	0.29

Net realized and change in unrealized gain (loss) on investments, futures contracts and swaps	0.46	(2.58)	(0.40)

Total from investment operations	0.95	(2.06)	(0.11)

Dividends to Shareholders from Net Investment Income	(0.49)	(0.52)	(0.28)

Net asset value, end of period	$7.49	$7.03	$9.61

Total Investment Return (1)	14.54%	(22.21)%	(1.04)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$2,674	$2,281	$2,884

Ratio of operating expenses to average net assets (2)	0.00%	0.00%	0.00%#

Ratio of net investment income to average net assets (2)	7.22%	6.05%	5.04%#

Portfolio turnover	23%	15%	87%

*	Commencement of operations.

#	Annualized.

(1)	Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.

(2)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with Series H, the Investment Manager or the Sub-Advisers. Participants in these programs pay a “wrap” fee to the sponsor of the program.

74 Fixed Income SHares – Series H Annual Report   10.31.09   See accompanying Notes to Financial Statements

Fixed Income SHares – Series M Financial Highlights
For a share outstanding throughout each year:

	Year ended October 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$8.36	$11.31	$11.38	$11.12	$11.87

Investment Operations:
Net investment income	1.19	1.35	0.66	0.57	0.44

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	1.62	(2.90)	(0.08)	0.27	(0.29)

Total from investment operations	2.81	(1.55)	0.58	0.84	0.15

Dividends and Distributions to Shareholders from:
Net investment income	(1.27)	(1.40)	(0.65)	(0.58)	(0.46)

Net realized gains	—	—	—	—	(0.44)

Total dividends and distributions to shareholders	(1.27)	(1.40)	(0.65)	(0.58)	(0.90)

Net asset value, end of year	$9.90	$8.36	$11.31	$11.38	$11.12

Total Investment Return (1)	36.99%	(16.53)%	5.26%	7.80%	1.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$2,779,932	$1,710,260	$1,819,024	$1,454,145	$942,197

Ratio of operating expenses to average net assets (2)(3)	0.00%	0.00%	0.00%	0.00%	0.00%

Ratio of net investment income to average net assets (3)	13.01%	11.82%	5.91%	5.11%	3.85%

Portfolio turnover	916%	923%	837%	928%	706%

(1)	Assumes reinvestment of all dividends and distributions.

(2)	If interest expense were included, the ratio of operating expenses to average net assets for the years ended October 31, 2009, 2008, 2007, 2006 and 2005 would be 1.78%, 7.63%, 1.26%, 0.07% and 0.05%, respectively.

(3)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with Series M, the Investment Manager or the Sub-Advisers. Participants in these programs pay a “wrap” fee to the sponsor of the program.

See accompanying Notes to Financial Statements   10.31.09   Fixed Income SHares – Series M Annual Report 75

Fixed Income SHares – Series R Financial Highlights
For a share outstanding throughout each year:

	Year ended October 31,
	2009		2008	2007	2006	2005
Net asset value, beginning of year	$9.27		$10.21	$9.90	$10.20	$10.37

Investment Operations:
Net investment income	0.25		0.57	0.43	0.54	0.50

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	2.00		(0.91)	0.34	(0.29)	(0.16)

Total from investment operations	2.25		(0.34)	0.77	0.25	0.34

Dividends and Distributions to Shareholders from:
Net investment income	(0.29)		(0.60)	(0.46)	(0.55)	(0.50)

Net realized gains	(0.40)		—	—	—	(0.01)

Total dividends and distributions to shareholders	(0.69)		(0.60)	(0.46)	(0.55)	(0.51)

Net asset value, end of year	$10.83		$9.27	$10.21	$9.90	$10.20

Total Investment Return (1)	25.50%		(3.87)%	8.05%	2.49%	3.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$287,966		$170,092	$123,018	$154,793	$135,449

Ratio of operating expenses to average net assets (3)	0.00	% (2)	0.00%	0.00%	0.00%	0.00%

Ratio of net investment income to average net assets (3)	2.77%		5.39%	4.36%	5.33%	5.28%

Portfolio turnover	1216%		1003%	825%	593%	175%

(1)	Assumes reinvestment of all dividends and distributions.

(2)	If interest expense were included, the ratio of operating expenses to average net assets for the year ended October 31, 2009 would be less than 0.005%.

(3)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with Series R, the Investment Manager or the Sub-Advisers. Participants in these programs pay a “wrap” fee to the sponsor of the program.

76 Fixed Income SHares – Series R Annual Report   10.31.09   See accompanying Notes to Financial Statements

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2009

1. Organization and Significant Accounting Policies
Allianz Global Investors Managed Accounts Trust (the “Trust”), formerly Fixed Income SHares, was organized as a Massachusetts business trust on November 3, 1999. The Trust is comprised of Equity Shares: Series I, Fixed Income SHares: Series C, Series H, Series M, and Series R (the “Portfolios”). Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Portfolios’ Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Portfolios are authorized to issue an unlimited amount of shares of beneficial interest at $0.001 par value.

Equity Shares: Series I sold and issued 200,000 shares of beneficial interest in the amount of $2,000,000 to Allianz Global on August 3, 2009.

The preparation of the Portfolios’ financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Portfolios’ financial statements. Actual results could differ from those estimates.

In the normal course of business, the Portfolios enter into contracts that contain a variety of representations that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of any loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Portfolios:

(a) Valuation of Investments
Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Portfolios’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Exchange-traded futures and options on futures are valued at the settlement price determined by the relevant exchange. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV may change on days when an investor is not able to purchase or sell shares.

The prices used by the Portfolios to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements of the Portfolios. Each Portfolio’s NAV is normally determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

10.31.09   Allianz Global Investors Managed Accounts Trust Annual Report 77

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2009

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurements
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Portfolios have the ability to access

•	Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 – valuations based on significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Portfolios to measure fair value during the year ended October 31, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Portfolios utilized option adjusted spread pricing techniques.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used at October 31, 2009 in valuing the Portfolios’ assets and liabilities is listed below:

Equity Shares – Series I:

		Level 2 -	Level 3 -
		Other Significant	Significant
	Level 1 -	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	10/31/09

Investments in Securities – Assets
Common Stock:
South Korea	$60,900	—	—	$60,900
Spain	724	$177,273	—	177,997
Taiwan	15,200	—	—	15,200
All Other	—	1,644,313	—	1,644,313
Preferred Stock	—	81,798	—	81,798
Repurchase Agreement	—	140,000	—	140,000

Total Investments	$76,824	$2,043,384	—	$2,120,208

78 Allianz Global Investors Managed Accounts Trust Annual Report   10.31.09

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2009

1. Organization and Significant Accounting Policies (continued)

Fixed Income SHares – Series C:

		Level 2 -	Level 3 -
		Other Significant	Significant
	Level 1 -	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	10/31/09

Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	—	$43,155,766	$4,341,632	$47,497,398
Financial Services	—	777,009,553	311,000	777,320,553
All Other	—	902,684,620	—	902,684,620
U.S. Treasury Bonds and Notes	—	271,760,975	—	271,760,975
U.S. Government Agency Securities	—	193,119,146	—	193,119,146
Mortgaged-Backed Securities	—	157,049,386	158,059	157,207,445
Senior Loans	—	88,163,675	—	88,163,675
Sovereign Debt Obligations	—	67,408,364	—	67,408,364
Municipal Bonds	—	63,106,616	—	63,106,616
Asset-Backed Securities	—	11,763,801	—	11,763,801
Preferred Stock	—	1,202,320	—	1,202,320
Convertible Preferred Stock:
Banking	—	630,000	—	630,000
Insurance	$101,812	—	—	101,812
Short-Term Investments:
Corporate Bonds & Notes:
Airlines	—	—	3,225,000	3,225,000
Financial Services	—	57,207,590	4,150,876	61,358,466
All Other	—	38,723,905	—	38,723,905
All Other Short-Term Investments	—	295,730,788	—	295,730,788
Options Purchased	—	8,946,778	—	8,946,778

Total Investments in Securities – Assets	$101,812	$2,977,663,283	$12,186,567	$2,989,951,662

Investments in Securities – Liabilities
Options Written, at value	$(1,356,600)	$(5,182,253)	—	$(6,538,853)
Securities Sold Short, at value	—	(107,644,997)	—	(107,644,997)

Total Investments in Securities – Liabilities	$(1,356,600)	$(112,827,250)	—	$(114,183,850)

Other Financial Instruments*	$22,942,623	$(807,778)	—	$22,134,845

Total Investments	$21,687,835	$2,864,028,255	$12,186,567	$2,897,902,657

10.31.09   Allianz Global Investors Managed Accounts Trust Annual Report 79

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2009

1. Organization and Significant Accounting Policies (continued)

Fixed Income SHares – Series H:

		Level 2 -	Level 3 -
		Other Significant	Significant
	Level 1 -	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	10/31/09

Investments in Securities – Assets
Municipal Bonds	—	$2,524,215	—	$2,524,215
Money Market Fund	—	110,000	—	110,000

Total Investments	—	$2,634,215	—	$2,634,215

Fixed Income SHares – Series M:

		Level 2 -	Level 3 -
		Other Significant	Significant
	Level 1 -	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	10/31/09

Investments in Securities – Assets
U.S. Government Agency Securities	—	$992,500,019	$5,930,401	$998,430,420
U.S. Treasury Bonds and Notes	—	805,930,023	—	805,930,023
Corporate Bonds & Notes	—	759,239,702	—	759,239,702
Mortgaged-Backed Securities	—	336,269,140	26,289,690	362,558,830
Municipal Bonds	—	86,047,238	—	86,047,238
Asset-Backed Securities	—	76,275,107	794,015	77,069,122
Convertible Preferred Stock:
Banking	—	10,620,000	—	10,620,000
Insurance	$2,572,504	—	—	2,572,504
Sovereign Debt Obligation	—	12,713,400	—	12,713,400
Short-Term Investments	—	120,717,423	—	120,717,423

Total Investments in Securities – Assets	$2,572,504	$3,200,312,052	$33,014,106	$3,235,898,662

Investments in Securities – Liabilities
Options Written, at value	—	$(4,306,127)	—	$(4,306,127)
Securities Sold Short, at value	—	(1,462,843)	—	(1,462,843)

Total Investments in Securities – Liabilities	—	$(5,768,970)	—	$(5,768,970)

Other Financial Instruments*	$1,064,973	$34,771,889	—	$35,836,862

Total Investments	$3,637,477	$3,229,314,971	$33,014,106	$3,265,966,554

80 Allianz Global Investors Managed Accounts Trust Annual Report   10.31.09

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2009

1. Organization and Significant Accounting Policies (continued)

Fixed Income SHares – Series R:

		Level 2 -	Level 3 -
		Other Significant	Significant
	Level 1 -	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	10/31/09

Investments in Securities – Assets
U.S. Treasury Bonds and Notes	—	$209,306,018	—	$209,306,018
Corporate Bonds & Notes:
Financial Services	—	6,673,921	$392,280	7,066,201
All Other	—	30,561,565	—	30,561,565
Sovereign Debt Obligations	—	8,061,137	—	8,061,137
Mortgaged-Backed Securities	—	6,367,183	—	6,367,183
U.S. Government Agency Securities	—	2,671,758	—	2,671,758
Asset-Backed Securities	—	635,577	—	635,577
Convertible Preferred Stock	—	180,000	—	180,000
Municipal Bond	—	75,987	—	75,987
Short-Term Investments	—	22,534,003	—	22,534,003

Total Investments in Securities – Assets	—	$287,067,149	$392,280	$287,459,429

Investments in Securities – Liabilities
Options Written, at value	$(81,225)	$(19,389)	—	$(100,614)
Securities Sold Short, at value	—	(525,234)	—	(525,234)

Total Investments in Securities – Liabilities	$(81,225)	$(544,623)	—	$(625,848)

Other Financial Instruments*	$3,509,652	$485,336	—	$3,994,988

Total Investments	$3,428,427	$287,007,862	$392,280	$290,828,569

10.31.09   Allianz Global Investors Managed Accounts Trust Annual Report 81

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2009

1. Organization and Significant Accounting Policies (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended October 31, 2009, was as follows:

Fixed Income SHares – Series C:

					Total
		Net			Change
	Beginning	Purchases	Accrued	Total	in Unrealized	Transfers in	Ending
	Balance	(Sales) and	Discounts	Realized	Appreciation/	and/or out	Balance
	10/31/08	Settlements	(Premiums)	Gain(Loss)	Depreciation	of Level 3	10/31/09

Investments in Securities – Assets

Corporate Bonds & Notes:

Airlines	$3,758,011	$(149,122)	$8,872	$(5,909)	$729,780	—	$4,341,632

Banking	2,018,810	(1,065,246)	(492)	207,071	(38,546)	$(1,121,597)	—

Financial Services	2,375,395	(38,809)	—	—	(5,886)	(2,019,700)	311,000

U.S. Government Agency Securities	23,202,928	(23,655,874)	—	411,513	41,433	—	—

Mortgaged-Backed Securities	—	(624,721)	2,065	137,760	15,775	627,180	158,059

Preferred Stock:

Financial Services	649,600	—	—	—	552,720	(1,202,320)	—

Short-Term Investments Corporate Bonds & Notes:

Airlines	495,000	2,000,000	—	—	730,000	—	3,225,000

Financial Services	861,178	(619,010)	22,024	(20,066)	21,530	3,885,220	4,150,876

Insurance	17,918,290	—	—	—	619,775	(18,538,065)	—

Total Investments in Securities – Assets	$51,279,212	$(24,152,782)	$32,469	$730,369	$2,666,581	$(18,369,282)	$12,186,567

Investments in Securities – Liabilities

Options Written, at value	$(447,000)	$55,190	—	$248,410	$143,400	—	—

Other Financial Instruments*	$447,911	$(118,037)	—	—	—	$(329,874)	—

Total Investments	$51,280,123	$(24,215,629)	$32,469	$978,779	$2,809,981	$(18,699,156)	$12,186,567

Fixed Income SHares – Series M:

					Total
		Net			Change
	Beginning	Purchases	Accrued	Total	in Unrealized	Transfers in	Ending
	Balance	(Sales) and	Discounts	Realized	Appreciation/	and/or out	Balance
	10/31/08	Settlements	(Premiums)	Gain(Loss)	Depreciation	of Level 3	10/31/09

Investments in Securities – Assets

U.S. Government Agency Securities	—	$5,160,219	$20,232	—	$749,950	—	$5,930,401

Mortgaged-Backed Securities	$966,966	25,198,954	128,099	$1,004	880,975	$(886,308)	26,289,690

Asset-Backed Securities	—	(204,986)	—	—	72,994	926,007	794,015

Total Investments	$966,966	$30,154,187	$148,331	$1,004	$1,703,919	$39,699	$33,014,106

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
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1. Organization and Significant Accounting Policies (continued)

Fixed Income SHares – Series R:

		Net			Total Change
	Beginning	Purchases	Accrued	Total	in Unrealized	Transfers in	Ending
	Balance	(Sales) and	Discounts	Realized	Appreciation/	and/or out	Balance
	10/31/08	Settlements	(Premiums)	Gain(Loss)	Depreciation	of Level 3	10/31/09

Investments in Securities – Assets

Corporate Bonds & Notes:

Financial Services	$714,480	—	$1,456	—	$29,792	$(353,448)	$392,280

U.S. Government Agency Securities	19,913,290	$(19,888,177)	(66)	$(54,458)	29,411	—	—

Short-Term Investments	296,790	—	—	—	7,605	(304,395)	—

Total Investments	$20,924,560	$(19,888,177)	$1,390	$(54,458)	$66,808	$(657,843)	$392,280

*	Other Financial Instruments are derivative instruments not reflected in the Schedules of Investments, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

The net change in unrealized appreciation/depreciation of investments, which Fixed Income SHares – Series C, Series M and Series R held at October 31, 2009, was $1,020,743, $1,665,039 and $19,064, respectively. Realized gain (loss) and change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received by the Portfolios are amortized as income over the expected term of the senior loan. Commitment fees received relating to unfunded purchase commitments are recorded as other fee income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.

(d) Federal Income Taxes
The Portfolios intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting rules relating to uncertainty in income taxes permits establishment for all entities, including pass-through entities such as the Portfolios, of a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and require certain expanded tax disclosures. Portfolios’ management has determined that its evaluation has resulted in no material impact to the Portfolios’ financial statements at October 31, 2009. The Portfolios’ federal tax returns for the prior three fiscal years (since inception for Series I) remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions
The Portfolios, with the exception of Series I, declare dividends from net investment income monthly to shareholders. Distributions of net realized capital gains, if any, are paid at least annually. Each Portfolio records dividends and distributions to shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as dividends and/or distributions of paid-in-capital in excess of par.

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
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1. Organization and Significant Accounting Policies (continued)

(f) Foreign Currency Translation
The Portfolios’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Portfolios’ Statements of Operations.

The Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain or loss is included in net realized and unrealized gain or loss on investments. However, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

(g) Senior Loans
Certain of the Portfolios purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Portfolios succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(h) Repurchase Agreements
The Portfolios may enter into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Portfolios’, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolios require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolios may be delayed or limited.

(i) Reverse Repurchase Agreements
In a reverse repurchase agreement, the Portfolios sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Portfolios can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Portfolios of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Portfolios cover their positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), their obligations under the agreements will be subject to the Portfolios’ limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolios’ use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Portfolios’ obligation to repurchase the securities.

(j) When-Issued/Delayed-Delivery Transactions
When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolios will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolios assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations;

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1. Organization and Significant Accounting Policies (continued)

consequently, such fluctuations are taken into account when determining the net asset value. The Portfolios may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Portfolios do not participate in future gains and losses with respect to the security.

(k) Inflation-Indexed Bond
Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income in the Statements of Operations, even though investors do not receive principal until maturity.

(l) Mortgage-Related and Other Asset-Backed Securities
Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may have made it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS involves one class receiving all or a portion of the interest from the mortgage assets (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs and IOettes are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO or IOettes, adjustments are made to the book value of the security on a daily basis until maturity. SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(m) U.S. Government Agencies or Government-Sponsored Enterprises
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(n) Restricted Securities
The Portfolios are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2009

1. Organization and Significant Accounting Policies (continued)

(o) Short Sales
Short sale transactions involve the Portfolios selling securities they do not own in anticipation of a decline in the market price of the securities. The Portfolios are obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(p) Interest Expense
Interest expense relates to the Portfolios’ liability in connection with reverse repurchase agreements and securities sold short. Interest expense is recorded as it is incurred.

2. Principal Risk
In the normal course of business, certain Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (credit/counterparty risk). The Portfolios are exposed to various risks such as, but not limited to, interest rate, foreign currency, market price and credit/counterparty risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolios is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

If a Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Portfolio’s investments in foreign currency-denominated securities may reduce the returns of the Portfolio.

The Portfolios may be subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Portfolios to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of equity securities, such as common stock and preferred stock or equity-related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Portfolios may be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolios seek to minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolios could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolios have unsettled or open transactions will default. The potential loss to the Portfolios could exceed the value of the financial assets recorded in the Portfolios’ financial statements. Financial assets, which potentially expose

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2. Principal Risk (continued)

the Portfolios to counterparty risk, consist principally of cash due from counterparties and investments. The sub-adviser of the Fixed Income SHares Portfolios, Pacific Investment Management Company LLC (“PIMCO”), as well as the sub-adviser of Equity Shares: Series I, RCM Capital Management LLC (together the “Sub-Advisers”), both affiliates of the Investment Manager, seek to minimize the Portfolios’ counterparty risks by performing reviews of each counterparty. Delivery of securities sold is only made once the Portfolios have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolios are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolios and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Portfolios.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Portfolios and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Portfolios are also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provision for, initiation, income payments, events of default, and maintenance of collateral.

The credit risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolios’ overall exposure to credit risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (“SIPA”) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Certain of the Portfolios had select holdings, credit default swap agreements, foreign currency transactions, securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, foreign currency transactions, securities and derivatives transactions associated with Lehman Brothers as counterparty have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers Holdings have been incorporated as receivable from broker on the Statements of Assets and Liabilities and net realized gain (loss) on the Statements of Operations of the applicable Portfolios. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as the referenced entity. These recovery rates have been utilized in determining estimated recovery values for certain holdings. On September 23, 2009 Lehman Brothers Special Financing Inc. returned all cash collateral to the applicable Portfolios and those Portfolios paid all outstanding liabilities owed.

3. Financial Derivative Instruments
Disclosure about derivative instruments and hedging activities require qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of and gains and losses on derivative instruments, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Portfolios may sometimes use derivatives for hedging purposes, the Portfolios reflect

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2009

3. Financial Derivative Instruments (continued)

derivatives at fair value and recognize changes in fair value through the Portfolios’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment. Derivative Notional amounts and values as of October 31, 2009, which are disclosed in the accompanying Notes, are indicative of the volume of the Portfolios’ derivatives activities over the reporting period.

(a) Forward Foreign Currency Contracts
A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Equity Shares Series I and Fixed Income SHares Series C, Series M and Series R may enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Portfolios may also enter these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolios’ Statements of Assets and Liabilities.

(b) Futures Contracts
Futures contracts are used to manage exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Portfolios are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Portfolios agree to receive from or pay to the grocer an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Portfolios as unrealized appreciation or depreciation. When the contracts are closed, the Portfolios records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and the possible inability or unwillingness of counterparties to meet the terms of their contracts.

(c) Option Transactions
The Portfolios may purchase and write (sell) put and call options on securities for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability, which is subsequently marked to market to reflect the market value of the option written. These liabilities are reflected as options written in the Portfolios’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Portfolios purchasing a security at a price different from its current market value.

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
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3. Financial Derivative Instruments (continued)

(d) Swap Agreements
Swap agreements are privately negotiated agreements between the Portfolios and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolios may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements in order to manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Payments received or made at the beginning of the measurement period are reflected as such on the Portfolios’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Portfolios’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Portfolios are included as part of realized gains or losses on the Portfolios’ Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Portfolios’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements – Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolios will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolios would effectively add leverage to their investment portfolios because, in addition to their total net assets, the Portfolios would be subject to investment exposure on the notional amount of the swap.

If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity-specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolios may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolios owns or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2009

3. Financial Derivative Instruments (continued)

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolios may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Portfolio bears exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolios may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swap to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed later in the Notes (see 5(c)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolios as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2009 for which the Portfolios are sellers of protection are disclosed later in the Notes (see 5(c)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolios for the same referenced entity or entities.

Interest Rate Swap Agreements – Interest rate swap agreements involve the exchange by the Portfolios with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2009

3. Financial Derivative Instruments (continued)

prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap under which two parties can exchange variable interest rates based on different money markets.

Fair Value of Derivative Instruments at October 31, 2009

The following is a summary of the fair valuation of the Portfolios’ derivatives instruments categorized by risk exposure.

The effect of derivative instruments on the Portfolios’ Statements of Assets and Liabilities at October 31, 2009:

Fixed Income SHares – Series C:

			Foreign
	Interest	Credit	Exchange
Location	Rate Contracts	Contracts	Contracts	Total

Asset Derivatives:
Options purchased	—	—	$8,946,778	$8,946,778
Unrealized appreciation on swaps	$15,514,937	$3,316,170	—	18,831,107
Receivable for variation margin on futures contracts*	22,942,623	—	—	22,942,623
Unrealized appreciation of forward foreign currency contracts	—	—	18,546,520	18,546,520

Total Asset Derivatives	$38,457,560	$3,316,170	$27,493,298	$69,267,028

Liability Derivatives:
Unrealized depreciation on swaps	$(17,612,207)	$(3,032,644)	—	$(20,644,851)
Options written, at value	(5,639,212)	—	$(899,641)	(6,538,853)
Unrealized depreciation on forward foreign currency contracts	—	—	(17,540,554)	(17,540,554)

Total Liability Derivatives	$(23,251,419)	$(3,032,644)	$(18,440,195)	$(44,724,258)

Fixed Income SHares – Series M:

			Foreign
	Interest	Credit	Exchange
Location	Rate Contracts	Contracts	Contracts	Total

Asset Derivatives:
Unrealized appreciation on swaps	$28,797,816	$10,662,512	—	$39,460,328
Receivable for variation margin on futures contracts*	1,064,973	—	—	1,064,973
Unrealized appreciation on forward foreign currency contracts	—	—	$95,541	95,541

Total Asset Derivatives	$29,862,789	$10,662,512	$95,541	$40,620,842

Liability Derivatives:
Unrealized depreciation on swaps	$(178,913)	$(4,394,421)	—	$(4,573,334)
Options written, at value	(4,306,127)	—	—	(4,306,127)
Unrealized depreciation on forward foreign currency contracts	—	—	$(210,646)	(210,646)

Total Liability Derivatives	$(4,485,040)	$(4,394,421)	$(210,646)	$(9,090,107)

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2009

3. Financial Derivative Instruments (continued)

Fixed Income SHares – Series R:

			Foreign
	Interest	Credit	Exchange
Location	Rate Contracts	Contracts	Contracts	Total

Asset Derivatives:
Unrealized appreciation on swaps	$626,731	$269,409	—	$896,140
Receivable for variation margin on futures contracts*	3,509,652	—	—	3,509,652
Unrealized appreciation on forward foreign currency contracts	—	—	$206,953	206,953

Total Asset Derivatives	$4,136,383	$269,409	$206,953	$4,612,745

Liability Derivatives:
Unrealized depreciation on swaps	$(72,554)	$(456,463)	—	$(529,017)
Options written, at value	(100,614)	—	—	(100,614)
Unrealized depreciation on forward foreign currency contracts	—	—	$(88,740)	(88,740)

Total Liability Derivatives	$(173,168)	$(456,463)	$(88,740)	$(718,371)

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Notes to Financial Statements. Only unsettled receivable/payable for variation margin is reported within the Statements of Assets and Liabilities.

The effect of derivative instruments on the Portfolios’ Statements of Operations for the six months ended October 31, 2009:

Fixed Income SHares – Series C:

			Foreign
	Interest	Credit	Exchange
Location	Rate Contracts	Contracts	Contracts	Total

Realized Gain (Loss) on:
Futures contracts	$2,908,387	—	—	$2,908,387
Options purchased	2,061,895	—	$3,143,099	5,204,994
Options written	2,078,538	—	—	2,078,538
Swaps	99,073,784	$1,544,289	—	100,618,073
Foreign currency transactions	—	—	(72,455,648)	(72,455,648)

Total Realized Gain (Loss)	$106,122,604	$1,544,289	$(69,312,549)	$38,354,344

Net Change in Unrealized Appreciation/Depreciation of:
Futures contracts	$29,624,402	—	—	$29,624,402
Options purchased	(777,457)	—	$(3,455,593)	(4,233,050)
Options written	2,378,965	—	510,484	2,889,449
Swaps	(116,618,176)	$7,229,515	—	(109,388,661)
Foreign currency transactions	—	—	50,647,514	50,647,514

Total Net Change in Unrealized Appreciation/Depreciation	$(85,392,266)	$7,229,515	$47,702,405	$(30,460,346)

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2009

3. Financial Derivative Instruments (continued)

Fixed Income SHares – Series M:

			Foreign
	Interest	Credit	Exchange
Location	Rate Contracts	Contracts	Contracts	Total

Realized Gain (Loss) on:
Futures contracts	$(67,853)	—	—	$(67,853)
Options purchased	1,425,740	—	$(185,588)	1,240,152
Options written	6,737,860	—	—	6,737,860
Swaps	50,138,721	$1,296,315	—	51,435,036
Foreign currency transactions	—	—	(2,037,395)	(2,037,395)

Total Realized Gain (Loss)	$58,234,468	$1,296,315	$(2,222,983)	$57,307,800

Net Change in Unrealized Appreciation/Depreciation of:
Futures contracts	$1,424,161	—	—	$1,424,161
Options purchased	171,652	—	$(316,551)	(144,899)
Options written	3,420,835	—	—	3,420,835
Swaps	(14,271,623)	$23,532,460	—	9,260,837
Foreign currency transactions	—	—	(122,520)	(122,520)

Total Net Change in Unrealized Appreciation/Depreciation	$(9,254,975)	$23,532,460	$(439,071)	$13,838,414

Fixed Income SHares – Series R:

			Foreign
	Interest	Credit	Exchange
Location	Rate Contracts	Contracts	Contracts	Total

Realized Gain (Loss) on:
Futures contracts	$218,760	—	—	$218,760
Options purchased	(65,658)	—	—	(65,658)
Options written	434,581	—	—	434,581
Swaps	3,741,948	$(394,043)	—	3,347,905
Foreign currency transactions	—	—	$(1,064,858)	(1,064,858)

Total Realized Gain (Loss)	$4,329,631	$(394,043)	$(1,064,858)	$2,870,730

Net Change in Unrealized Appreciation/Depreciation of:
Futures contracts	$1,140,095	—	—	$1,140,095
Options purchased	13,596	—	—	13,596
Options written	140,242	—	—	140,242
Swaps	(3,006,767)	$2,920,268	—	(86,499)
Foreign currency transactions	—	—	$283,454	283,454

Total Net Change in Unrealized Appreciation/Depreciation	$(1,712,834)	$2,920,268	$283,454	$1,490,888

4. Investment Manager/Sub-Advisers/Administrator/Distributor

(a) Investment Manager/Sub-Advisers

The Investment Manager serves as manager of the Portfolios pursuant to an Investment Management Agreement with the Trust. Pursuant to Portfolio Management Agreements between the Investment Manager and PIMCO with regard to

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2009

4. Investment Manager/Sub-Advisers/Administrator/Distributor (continued)

FISH and The Investment Manager and RCM Capital Management LLC (“RCM”) with regard to Equity Shares: Series I, the Investment Manager employs PIMCO and RCM, to serve as sub-adviser and provide investment advisory services to the FISH portfolios and Equity Shares: Series I portfolio, respectively. RCM employs Allianz Global Investors Advisory GmbH (“AGIA” together with RCM, the Sub-Adviser) to serve as portfolio manager and provide day-to-day investment advisory services to Equity Shares: Series I. Neither the Investment Manager nor PIMCO, RCM or AGIA receive investment management or other fees from the Portfolios or the Trust. The financial statements reflect the fact that no fees or expenses are incurred by the Portfolios. It should be understood, however, that the Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers unaffiliated with the Portfolios, the Investment Manager or the Sub-Advisers. Typically, participants in these programs pay a “wrap fee” to their investment adviser. Although the Portfolios do not compensate the Investment Manager or Sub-Advisers directly for their services under the Investment Management Agreements or Portfolio Management Agreements, respectively, the Investment Manager and Sub-Advisers may benefit from their relationship with the sponsors of wrap fee programs for which the Trust is an investment option.

(b) Administrator
The Investment Manager also serves as administrator to the Portfolios pursuant to an administration agreement (“Administration Agreement”) with the Trust. The administrator’s responsibilities include providing or procuring certain administrative services to the Portfolios as well as arranging at its own expense for the provision of legal, audit, custody, transfer agency and other services required for the ordinary operation of the Portfolios, and is responsible for printing, trustees’ fees, and other costs of the Portfolios. Under the Administration Agreement, the Investment Manager has agreed to provide or procure these services, and to bear these expenses at no charge to the Portfolios.

(c) Distributor
Allianz Global Investors Distributors LLC (“the Distributor”), an affiliate of the Investment Manager, serves as the distributor of the Portfolios’ shares. Pursuant to a distribution agreement with the Trust, the Investment Manager, on behalf of the Portfolios, pays the Distributor.

At October 31, 2009, Allianz Global Investors owned 84% and 97% of the outstanding shares of Series H and Series I, respectively. Investment activity by this shareholder could have a material impact to Series H and Series I.

5. Investments in Securities
Purchases and sales of investments, other than short-term securities and U.S. government obligations for the fiscal year ended October 31, 2009, were:

	U.S. Government Agency		All Other
	Purchases	Sales	Purchases	Sales

Equity Shares – Series I	—	—	$2,243,335	$294,336
Fixed Income SHares – Series C	$17,062,781,744	$17,455,677,094	2,790,931,575	2,685,712,679
Fixed Income SHares – Series H	—	—	592,484	495,027
Fixed Income SHares – Series M	70,307,759,631	75,513,628,684	1,197,547,700	1,148,438,343
Fixed Income SHares – Series R	4,369,073,772	4,506,230,854	109,223,710	92,566,881

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2009

5. Investments in Securities (continued)

(a) Futures contracts outstanding at October 31, 2009:

Fixed Income SHares – Series C:

			Market
			Value	Expiration	Unrealized
	Type	Contracts	(000)	Date	Appreciation

Long:	Euribor Futures	165	$59,624,665	6/16/10	$179,927

	Euribor Futures	788	287,190,351	9/15/10	693,008

	Euribor Futures	585	212,480,070	12/15/10	570,150

	Euribor Futures	706	59,417,025	3/17/11	650,029

	Financial Futures Euro–90 day	1,299	321,015	9/13/10	2,067,442

	Financial Futures Euro–90 day	6,399	1,575,114	12/13/10	10,224,341

	Financial Futures Euro–90 day	4,747	1,164,142	3/14/11	1,977,977

	United Kingdom–90 day	44	8,933,137	3/17/10	62,617

	United Kingdom–90 day	44	8,895,304	6/16/10	66,519

	United Kingdom–90 day	283	8,895,304	9/13/10	395,519

	United Kingdom–90 day	297	56,917,496	12/13/10	419,508

	United Kingdom–90 day	287	796,626	3/14/11	408,014

	United Kingdom–90 day	44	57,157,925	6/13/11	104,308

	U.S. Treasury Notes 2 yr. Futures	7,128	1,551,120	12/31/09	5,123,264

					$22,942,623

Fixed Income SHares – Series M:

			Market
			Value	Expiration	Unrealized
	Type	Contracts	(000)	Date	Appreciation

Long:	Financial Futures Euro–90 day	821	$201,340	3/14/11	$554,175

	U.S. Treasury Notes 2 yr. Futures	641	139,488	12/31/09	510,798

					$1,064,973

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2009

5. Investments in Securities (continued)

Fixed Income SHares – Series R:

			Market
			Value	Expiration	Unrealized
	Type	Contracts	(000)	Date	Appreciation

Long:	Euribor Futures	19	$6,919,384	6/14/10	$30,392

	Euribor Futures	50	18,147,122	9/14/10	51,935

	Euribor Futures	26	9,404,855	12/13/10	16,431

	Financial Futures Euro–90 day	182	45,354	12/14/09	468,801

	Financial Futures Euro–90 day	517	128,597	3/15/10	2,225,681

	Financial Futures Euro–90 day	434	107,637	6/14/10	622,006

	United Kingdom–90 day	7	1,433,509	12/16/09	15,624

	United Kingdom–90 day	60	12,210,570	6/16/10	78,782

					$3,509,652

Fixed Income SHares – Series C and Series R pledged $1,300,000 and $152,000 in cash, respectively, as collateral for futures contracts.

(b) Transactions in options written for the year ended October 31, 2009:

Fixed Income SHares – Series C:

		Notional
	Contracts	Amount	Premiums

Options outstanding, October 31, 2008	2,496	1,168,700,000	$14,010,103
Options written	8,480	2,018,300,000	18,771,653
Options terminated in closing transactions	(4,744)	(1,469,700,000)	(15,395,039)
Options exercised	(250)	—	(209,364)
Options expired	(5,190)	(535,600,000)	(5,378,401)

Options outstanding, October 31, 2009	792	1,181,700,000	$11,798,952

Fixed Income SHares – Series M:

		Notional
	Contracts	Amount	Premiums

Options outstanding, October 31, 2008	6,006	57,000,000	$3,878,566
Options written	3,389	5,712,500,000	22,134,437
Options terminated in closing transactions	(4,456)	(4,767,700,000)	(14,602,254)
Options exercised	(3,399)	(18,000,000)	(2,197,445)
Options expired	(1,540)	(178,700,000)	(1,024,166)

Options outstanding, October 31, 2009	—	805,100,000	$8,189,138

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2009

5. Investments in Securities (continued)

Fixed Income SHares – Series R:

		Notional
	Contracts	Amount	Premiums

Options outstanding, October 31, 2008	165	108,700,000	$2,975,508
Options written	585	75,800,000	882,006
Options terminated in closing transactions	(451)	(140,400,000)	(3,423,569)
Options exercised	(156)	—	(93,982)
Options expired	(143)	(15,800,000)	(96,258)

Options outstanding, October 31, 2009	—	28,300,000	$243,705

(c) Credit default swap agreements:

Buy protection swap agreements outstanding at October 31, 2009 (1):

Fixed Income SHares – Series C:

	Notional Amount			Payments		Upfront	Unrealized
Swap Counterparty/	Payable on Default	Credit	Termination	Made by	Market	Premiums	Appreciation
Referenced Debt Issuer	(000) (4)	Spread (3)*	Date	Portfolio	Value (5)	Paid	(Depreciation)

Bank of America:
DTE Energy	$5,000	1.34%	6/20/16	(0.97)%	$102,058	—	$102,058
Ryder System	4,000	1.30%	9/20/15	(1.73)%	(98,007)	—	(98,007)
Citigroup:
Dominion Resources	4,000	0.55%	12/20/17	(0.69)%	(41,985)	—	(41,985)
Merrill Lynch & Co.	5,000	1.31%	3/20/15	(2.45)%	(293,348)	—	(293,348)
Credit Suisse First Boston:
Deutsche Telekom International Finance	5,000	0.96%	9/20/18	(1.08)%	(51,850)	—	(51,850)
Deutsche Bank:
Credit Suisse	4,400	0.62%	6/20/13	(1.35)%	(120,591)	—	(120,591)
Sara Lee	7,000	0.39%	6/20/13	(0.68)%	(78,628)	—	(78,628)
JPMorgan Chase:
Lexmark International	5,000	1.34%	6/20/13	(1.19)%	19,487	—	19,487

					$(562,864)	—	$(562,864)

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2009

5. Investments in Securities (continued)

Fixed Income SHares – Series M:

	Notional Amount			Payments		Upfront	Unrealized
Swap Counterparty/	Payable on Default	Credit	Termination	Made by	Market	Premiums	Appreciation
Referenced Debt Issuer	(000) (4)	Spread (3)*	Date	Portfolio	Value (5)	Received	(Depreciation)

Bank of America:
Macy’s	$5,000	2.98%	9/20/15	(7.06)%	$(1,052,820)	—	$(1,052,820)
Barclays Bank:
Embarq	400	0.55%	6/20/13	(1.00)%	(6,819)	$(7,216)	397
Hasbro	4,000	0.88%	9/20/17	(0.81)%	14,924	—	14,924
Citigroup:
Valero Energy	4,600	2.07%	12/20/13	(3.40)%	(251,293)	—	(251,293)
Deutsche Bank:
Altria Group	4,500	1.34%	3/20/19	(1.455)%	(48,562)	—	(48,562)
Morgan Stanley:
Altria Group	1,500	1.32%	12/20/18	(1.55)%	(28,888)	—	(28,888)

					$(1,373,458)	$(7,216)	$(1,366,242)

Fixed Income SHares – Series R:

	Notional Amount			Payments		Upfront	Unrealized
Swap Counterparty/	Payable on Default	Credit	Termination	Made by	Market	Premiums	Appreciation
Referenced Debt Issuer	(000) (4)	Spread (3)*	Date	Portfolio	Value (5)	Paid	(Depreciation)

Bank of America:
Dow Jones CDX HY-12 5 Year Index	$564	6.63%	6/20/14	(5.00)%	$30,187	$27,142	$3,045
Marsh & McLennan	3,000	0.76%	6/20/19	(0.90)%	(38,022)	—	(38,022)
Barclays Bank:
Dow Jones CDX HY-12 5 Year Index	2,632	6.63%	6/20/14	(5.00)%	140,871	124,139	16,732
FBG Finance	1,500	0.50%	6/20/15	(1.60)%	(89,964)	—	(89,964)
Goldman Sachs:
RPM International	1,000	1.38%	3/20/18	(1.50)%	(9,961)	—	(9,961)
JPMorgan Chase:
Newell Rubbermaid	4,000	1.78%	6/20/19	(2.72)%	(296,067)	—	(296,067)
Morgan Stanley:
Dow Jones CDX HY-12 5 Year Index	940	6.63%	6/20/14	(5.00)%	50,311	50,526	(215)
UBS:
Dow Jones CDX HY-12 5 Year Index	2,068	6.63%	6/20/14	(5.00)%	110,685	125,372	(14,687)

					$(101,960)	$327,179	$(429,139)

98 Allianz Global Investors Managed Accounts Trust Annual Report   10.31.09

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2009

5. Investments in Securities (continued)

Sell protection swap agreements outstanding at October 31, 2009 (2):

Fixed Income SHares – Series C:

	Notional Amount			Payments		Upfront	Unrealized
Swap Counterparty/	Payable on Default	Credit	Termination	Received	Market	Premiums	Appreciation
Referenced Debt Issuer	(000) (4)	Spread (3)*	Date	by Portfolio	Value (5)	Paid (Received)	(Depreciation)

Bank of America:
General Electric	$4,000	1.83%	6/20/12	5.00%	$344,856	$75,672	$269,184
Barclays Bank:
RSHB Capital	30,000	1.18%	3/20/10	0.90%	(14,770)	—	(14,770)
BNP Paribas:
General Electric	15,200	1.93%	12/20/13	4.90%	1,802,406	—	1,802,406
Citigroup:
El Paso	2,700	4.63%	3/20/14	5.00%	53,225	(133,380)	186,605
Deutsche Bank:
Berkshire Hathaway	11,900	1.22%	9/20/13	1.10%	(36,248)	—	(36,248)
General Electric	7,700	1.93%	12/20/13	3.80%	581,027	—	581,027
Procter & Gamble	3,000	0.44%	3/20/14	1.27%	109,183	—	109,183
Goldman Sachs:
California State Municipal Bond	3,300	2.00%	12/20/18	1.63%	(74,345)	—	(74,345)
California State Municipal Bond	25,000	2.00%	12/20/18	1.65%	(529,620)	—	(529,620)
Dow Jones CDX HY-9 5 Year Index 35-100%	3,369	2.29%	12/20/12	2.053%	(15,243)	—	(15,243)
El Paso	350	4.87%	9/20/14	5.00%	3,911	(27,125)	31,036
International Paper	3,000	1.01%	6/20/10	0.78%	(1,760)	—	(1,760)
SLM	4,100	8.12%	3/20/13	2.95%	(558,624)	—	(558,624)
JPMorgan Chase:
American Express	2,800	1.29%	3/20/14	2.75%	176,477	—	176,477
Merrill Lynch & Co.:
American International Group	4,000	7.57%	12/20/12	0.90%	(698,661)	—	(698,661)
Apache	4,500	0.19%	6/20/10	0.39%	7,912	—	7,912
Canadian Natural Resources	1,800	0.22%	3/20/10	0.32%	1,354	—	1,354
General Electric	1,800	1.44%	6/20/10	0.30%	(12,470)	—	(12,470)
JPMorgan Chase	3,000	0.49%	9/20/12	0.39%	(7,239)	—	(7,239)
SLM	3,000	8.18%	12/20/12	2.90%	(393,845)	—	(393,845)
XTO Energy	1,300	0.61%	3/20/10	0.38%	(589)	—	(589)
Morgan Stanley:
Altria Group	2,500	0.65%	12/20/10	0.95%	11,367	—	11,367
ConocoPhillips	4,700	0.32%	3/20/11	0.23%	(4,821)	—	(4,821)
Time Warner	5,000	0.25%	9/20/10	0.58%	18,074	—	18,074

					$761,557	$(84,833)	$846,390

10.31.09   Allianz Global Investors Managed Accounts Trust Annual Report 99

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2009

5. Investments in Securities (continued)

Fixed Income SHares – Series M:

	Notional Amount			Payments		Upfront	Unrealized
Swap Counterparty/	Payable on Default	Credit	Termination	Received	Market	Premiums	Appreciation
Referenced Debt Issuer	(000) (4)	Spread (3)*	Date	by Portfolio	Value (5)	Received	(Depreciation)

Barclays Bank:
SLM	$15,000	7.99%	12/20/13	5.00%	$(1,313,614)	$(2,025,000)	$711,386
BNP Paribas:
General Electric	10,000	1.93%	12/20/13	3.80%	754,580	—	754,580
General Electric	75,000	1.93%	12/20/13	4.50%	7,717,414	—	7,717,414
Deutsche Bank:
SLM	10,000	7.99%	12/20/13	5.00%	(875,743)	(1,350,000)	474,257
Goldman Sachs:
Berkshire Hathaway	2,200	1.22%	9/20/13	0.97%	(17,583)	—	(17,583)
Berkshire Hathaway	14,600	1.22%	9/20/13	0.98%	(111,130)	—	(111,130)
California State Municipal Bond	25,000	2.00%	12/20/18	1.60%	(613,610)	—	(613,610)
California State Municipal Bond	11,000	2.00%	12/20/18	1.75%	(159,121)	—	(159,121)
JPMorgan Chase	15,500	0.37%	3/20/10	8.25%	626,736	—	626,736
JPMorgan Chase	8,700	0.37%	3/20/10	8.50%	362,818	—	362,818
SLM	5,600	8.12%	3/20/13	2.95%	(762,999)	—	(762,999)
SLM	10,000	8.12%	3/20/13	3.00%	(1,348,415)	—	(1,348,415)

					$4,259,333	$(3,375,000)	$7,634,333

Fixed Income SHares – Series R:

	Notional Amount			Payments		Upfront	Unrealized
Swap Counterparty/	Payable on Default	Credit	Termination	Received	Market	Premiums	Appreciation
Referenced Debt Issuer	(000) (4)	Spread (3)*	Date	by Portfolio	Value (5)	Received	(Depreciation)

Citigroup:
General Electric	$2,200	1.93%	12/20/13	3.73%	$159,539	—	$159,539
Deutsche Bank:
American International Group	3,800	7.60%	12/20/13	5.00%	(299,407)	$(389,500)	90,093
Goldman Sachs:
GMAC	300	5.30%	6/20/11	3.40%	(7,547)	—	(7,547)

					$(147,415)	$(389,500)	$242,085

*	Unaudited.

(1)	If the Portfolios are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolios will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolios are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolios will either (i) pay to the buyer of protection an amount equal to the notional amount of the

100 Allianz Global Investors Managed Accounts Trust Annual Report   10.31.09

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2009

5. Investments in Securities (continued)

swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	The maximum potential amount the Portfolios could be required to make as sellers of credit protection or receive as buyers of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at October 31, 2009 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(d) Interest rate swap agreements outstanding at October 31, 2009:

Fixed Income SHares – Series C:

			Rate Type
	Notional			Payments		Upfront	Unrealized
	Amount	Termination	Payments Made	Received by	Market	Premiums	Appreciation
Swap Counterparty	(000)	Date	by Portfolio	Portfolio	Value	Paid(Received)	(Depreciation)

Barclays Bank	BRL 472,500	1/2/12	BRL-CDI-Compounded	11.65%	$2,562,127	$(387,938)	$2,950,065
Barclays Bank	€34,900	9/16/14	6-Month EUR-LIBOR	3.50%	1,946,857	1,265,603	681,254
Barclays Bank	MXN 459,300	1/31/19	28-Day Mexico Interbank TIIE Banxico	8.66%	1,164,784	588,136	576,648
Barclays Bank	MXN 665,000	4/9/19	28-Day Mexico Interbank TIIE Banxico	7.78%	(1,321,914)	97,311	(1,419,225)
Credit Suisse First
Boston	€13,300	9/16/14	6-Month EUR-LIBOR	3.50%	741,910	477,301	264,609
Deutsche Bank	$98,500	12/16/11	3-Month USD-LIBOR	3.00%	3,127,762	2,128,585	999,177
Deutsche Bank	AUD 392,640	12/15/15	6-Month Australian Bank Bill	5.00%	(19,412,609)	(5,120,076)	(14,292,533)
Goldman Sachs	BRL 281,400	1/2/12	BRL-CDI-Compounded	10.725%	(1,280,953)	20,342	(1,301,295)
Goldman Sachs	BRL 53,500	1/2/12	BRL-CDI-Compounded	11.67%	317,864	264,164	53,700
Goldman Sachs	€48,400	3/18/14	6-Month EUR-LIBOR	4.50%	6,798,607	47,844	6,750,763
HSBC Bank	BRL 100,000	1/2/12	BRL-CDI-Compounded	10.61%	(597,844)	(135,865)	(461,979)
HSBC Bank	MXN 425,100	1/31/19	28-Day Mexico Interbank TIIE Banxico	8.66%	1,078,053	486,701	591,352
JPMorgan Chase	BRL 46,900	1/2/12	BRL-CDI-Compounded	11.65%	254,315	(31,399)	285,714
JPMorgan Chase	MXN 290,950	1/31/19	28-Day Mexico Interbank TIIE Banxico	8.66%	737,849	292,386	445,463
JPMorgan Chase	€4,000	9/16/19	6-Month EUR-LIBOR	4.00%	275,084	74,053	201,031
Morgan Stanley	$3,600	6/17/19	3-Month USD-LIBOR	4.00%	188,265	325,440	(137,175)
Royal Bank of Scotland	48,500	6/24/16	3-Month USD-LIBOR	3.50%	1,715,161	—	1,715,161

					$(1,704,682)	$392,588	$(2,097,270)

10.31.09   Allianz Global Investors Managed Accounts Trust Annual Report 101

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2009

5. Investments in Securities (continued)

Fixed Income SHares – Series M:

			Rate Type
	Notional			Payments		Upfront	Unrealized
	Amount	Termination	Payments Made	Received by	Market	Premiums	Appreciation
Swap Counterparty	(000)	Date	by Portfolio	Portfolio	Value	Paid(Received)	(Depreciation)

Barclays Bank	BRL 150,000	1/2/12	BRL-CDI-Compounded	11.65%	$813,373	$(124,590)	$937,963
BNP Paribas	$16,200	6/24/16	3-Month USD-LIBOR	3.50%	572,883	—	572,883
Citigroup	275,700	12/16/14	3-Month USD-LIBOR	4.00%	15,964,508	7,388,760	8,575,748
Citigroup	MXN 121,700	1/31/19	28-Day Mexico Interbank TIIE Banxico	8.66%	308,631	174,356	134,275
Deutsche Bank	$12,400	6/17/16	3-Month USD-LIBOR	4.00%	849,047	1,027,960	(178,913)
HSBC Bank	BRL 150,000	1/2/12	BRL-CDI-Compounded	11.65%	813,374	(140,499)	953,873
HSBC Bank	£7,000	3/18/14	6-Month GBP-LIBOR	5.00%	968,460	373,375	595,085
HSBC Bank	MXN 250,000	1/31/19	28-Day Mexico Interbank TIIE Banxico	8.66%	633,999	392,903	241,096
JPMorgan Chase	$50,000	6/24/16	3-Month USD-LIBOR	3.50%	1,768,162	—	1,768,162
Merrill Lynch & Co.	MXN 241,600	2/7/19	28-Day Mexico Interbank TIIE Banxico	8.30%	154,226	—	154,226
Morgan Stanley	€1,500	3/18/14	6-Month EUR-LIBOR	4.00%	158,146	43,974	114,172
Morgan Stanley	$6,900	12/16/14	3-Month USD-LIBOR	4.00%	399,547	156,285	243,262
Morgan Stanley	8,700	12/16/16	3-Month USD-LIBOR	4.00%	417,754	130,515	287,239
Morgan Stanley	2,100	12/17/18	3-Month USD-LIBOR	5.00%	291,378	183,801	107,577
Royal Bank of Scotland	313,000	12/16/14	3-Month USD-LIBOR	4.00%	18,124,378	5,787,518	12,336,860
Royal Bank of Scotland	50,200	6/24/16	3-Month USD-LIBOR	3.50%	1,775,395	—	1,775,395

					$44,013,261	$15,394,358	$28,618,903

Fixed Income SHares – Series R:

			Rate Type
	Notional			Payments		Upfront	Unrealized
	Amount	Termination	Payments Made	Received by	Market	Premiums	Appreciation
Swap Counterparty	(000)	Date	by Portfolio	Portfolio	Value	Paid(Received)	(Depreciation)

Barclays Bank	€9,100	9/17/10	6-Month EUR-LIBOR	5.00%	$508,867	$(96,137)	$605,004
Morgan Stanley	BRL 7,700	1/2/12	BRL-CDI-Compounded	10.12%	(205,342)	(137,055)	(68,287)
Morgan Stanley	BRL 6,900	1/2/12	BRL-CDI-Compounded	11.60%	35,510	39,777	(4,267)
Morgan Stanley	BRL 1,100	1/2/12	BRL-CDI-Compounded	12.54%	18,551	(3,176)	21,727

					$357,586	$(196,591)	$554,177

AUD – Australian Dollar
BRL – Brazilian Real
CDI – Inter-Bank Deposit Certificate
EUR/€ – Euro
GBP/£ – British Pound
LIBOR – London Inter-Bank Offered Rate
MXN – Mexican Peso
TIIE – Inter-Bank Equilibrium Interest Rate

102 Allianz Global Investors Managed Accounts Trust Annual Report   10.31.09

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October 31, 2009

5. Investments in Securities (continued)

(f) Forward foreign currency contracts outstanding at October 31, 2009:

Fixed Income SHares – Series C:

				Unrealized
		U.S.$ Value	U.S.$ Value	Appreciation
	Counterparty	Origination Date	October 31, 2009	(Depreciation)

Purchased:
70,281,000 Australian Dollar settling 6/7/10	Deutsche Bank	$55,479,231	$62,000,102	$6,520,871
95,134,000 Australian Dollar settling 6/7/10	JPMorgan Chase & Co.	75,215,224	83,924,784	8,709,560
3,397,000 Australian Dollar settling 11/5/09	Royal Bank of Scotland PLC	2,952,571	3,068,956	116,385
11,971,612 Brazilian Real settling 2/2/10	HSBC Bank USA	6,675,000	6,698,075	23,075
119,822,428 Brazilian Real settling 2/2/10	Royal Bank of Canada	64,472,654	67,040,228	2,567,574
30,134,000 Canadian Dollar settling 12/10/09	JPMorgan Chase & Co.	28,255,305	27,974,512	(280,793)
511,455,000 Chilean Peso settling 11/19/09	Citigroup	885,483	963,509	78,026
511,455,000 Chilean Peso settling 2/19/10	JPMorgan Chase	923,704	968,979	45,275
462,147,388 Chinese Yuan Renminbi settling 3/29/10	Bank of America	68,847,000	67,687,660	(1,159,340)
372,915,600 Chinese Yuan Renminbi settling 3/29/10	JPMorgan Chase	55,500,000	54,618,473	(881,527)
4,000,000 Euro settling 11/19/09	JPMorgan Chase & Co.	5,934,000	5,901,568	(32,432)
3,018,305 Euro settling 11/19/09	UBS	4,500,000	4,453,183	(46,817)
324,778,000 Japanese Yen settling 11/24/09	BNP Paribas Bank	3,597,074	3,588,254	(8,820)
1,548,245 Mexican Peso settling 11/27/09	Citigroup	114,789	117,334	2,545
4,900,000 Mexican Peso settling 11/27/09	Deutsche Bank	359,567	371,345	11,778
112,255,572 Mexican Peso settling 11/27/09	Goldman Sachs & Co.	8,180,000	8,507,261	327,261
4,096,709 Mexican Peso settling 11/27/09	HSBC Bank USA	303,123	310,468	7,345
32,473,253 Mexican Peso settling 4/22/10	HSBC Bank USA	2,421,750	2,411,652	(10,098)
7,701,845 Mexican Peso settling 11/27/09	JPMorgan Chase	560,559	583,682	23,123
6,711,134 Mexican Peso settling 4/22/10	JPMorgan Chase	493,647	498,408	4,761
25,061,000 Norwegian Krone settling 12/21/09	HSBC Bank USA	4,293,546	4,390,207	96,661
4,069,745 Taiwan Dollar settling 11/16/09	Barclays Bank	124,074	125,314	1,240
1,969,102 Taiwan Dollar settling 11/16/09	Citigroup	60,319	60,632	313
Sold:
140,955,000 Australian Dollar settling 6/7/10	Deutsche Bank	111,799,727	124,346,899	(12,547,172)
20,515,000 British Pound settling 1/27/10	Royal Bank of Scotland PLC	33,536,075	33,800,556	(264,481)
511,455,000 Chilean Peso settling 11/19/09	JPMorgan Chase	921,541	963,509	(41,968)
117,409,000 Euro settling 12/8/09	Morgan Stanley	171,534,549	173,214,608	(1,680,059)
9,217,121 Indian Rupee settling 3/24/10	Citigroup	189,186	194,054	(4,868)
98,029,118 Mexican Peso settling 11/27/09	Deutsche Bank	6,853,985	7,429,112	(575,127)
32,473,253 Mexican Peso settling 11/27/09	HSBC Bank USA	2,471,704	2,460,977	10,727
334,010 Singapore Dollar settling 11/18/09	HSBC Bank USA	231,739	238,791	(7,052)

				$1,005,966

10.31.09   Allianz Global Investors Managed Accounts Trust Annual Report 103

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2009

5. Investments in Securities (continued)

Fixed Income SHares – Series M:

				Unrealized
		U.S.$ Value	U.S.$ Value	Appreciation
	Counterparty	Origination Date	October 31, 2009	(Depreciation)

Purchased:
950,698 Mexican Peso settling 11/27/09	Citigroup	$68,164	$72,048	$3,884
17,951,662 Mexican Peso settling 11/27/09	Deutsche Bank	1,305,327	1,360,462	55,135
2,348,765 Mexican Peso settling 4/22/10	Goldman Sachs & Co.	172,779	174,433	1,654
9,051,206 Mexican Peso settling 11/27/09	HSBC Bank USA	666,704	685,943	19,239
4,572,171 Mexican Peso settling 11/27/09	JPMorgan Chase	332,498	346,501	14,003
517,123 Mexican Peso settling 4/22/10	JPMorgan Chase	38,753	38,404	(349)
Sold:
64,066 Australian Dollar settling 11/30/09	Deutsche Bank	58,515	57,744	771
2,210,000 British Pound settling 1/27/10	Royal Bank of Scotland PLC	3,612,709	3,641,200	(28,491)
855,000 Euro settling 12/8/09	Morgan Stanley	1,249,155	1,261,389	(12,234)
1,250,257 Mexican Peso settling 11/27/09	Barclays Bank	95,238	94,751	487
473,515 Mexican Peso settling 4/22/10	Citigroup	35,000	35,166	(166)
27,698,350 Mexican Peso settling 11/27/09	Deutsche Bank	1,936,609	2,099,113	(162,504)
3,060,007 Mexican Peso settling 11/27/09	HSBC Bank USA	225,000	231,902	(6,902)
517,123 Mexican Peso settling 11/27/09	JPMorgan Chase	39,558	39,190	368

				$(115,105)

Fixed Income SHares – Series R:

				Unrealized
		U.S.$ Value	U.S.$ Value	Appreciation
	Counterparty	Origination Date	October 31, 2009	(Depreciation)

Purchased:
1,281,000 Brazilian Real settling 2/2/10	Citigroup	$700,000	$716,715	$16,715
916,181 Chinese Yuan Renminbi settling 3/29/10	Bank of America	135,100	134,187	(913)
105,700 Chinese Yuan Renminbi settling 3/29/10	Barclays Bank	15,643	15,481	(162)
6,369,174 Chinese Yuan Renminbi settling 6/7/10	Barclays Bank	939,000	935,210	(3,790)
753,518 Chinese Yuan Renminbi settling 3/29/10	Citigroup	111,550	110,363	(1,187)
2,667,460 Chinese Yuan Renminbi settling 6/7/10	Citigroup	392,620	391,673	(947)
505,001 Chinese Yuan Renminbi settling 3/29/10	Deutsche Bank	74,826	73,964	(862)
1,146,841 Chinese Yuan Renminbi settling 6/7/10	Deutsche Bank	169,275	168,395	(880)
724,994 Chinese Yuan Renminbi settling 3/29/10	HSBC Bank USA	107,200	106,185	(1,015)
8,294,386 Chinese Yuan Renminbi settling 6/7/10	HSBC Bank USA	1,223,000	1,217,896	(5,104)
6,800 Chinese Yuan Renminbi settling 3/29/10	JPMorgan Chase	1,006	996	(10)
9,340 Malaysian Ringgit settling 11/12/09	Barclays Bank	2,600	2,736	136
885 Malaysian Ringgit settling 2/12/10	Citigroup	250	258	8
5,025 Malaysian Ringgit settling 11/12/09	Deutsche Bank	1,416	1,472	56
12,364 Malaysian Ringgit settling 2/12/10	Deutsche Bank	3,659	3,608	(51)

104 Allianz Global Investors Managed Accounts Trust Annual Report   10.31.09

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2009

5. Investments in Securities (continued)

				Unrealized
		U.S.$ Value	U.S.$ Value	Appreciation
	Counterparty	Origination Date	October 31, 2009	(Depreciation)

13,191 Malaysian Ringgit settling 11/12/09	JPMorgan Chase	$3,677	$3,864	$187
51,859,514 Mexican Peso settling 11/27/09	Citigroup	3,807,676	3,930,160	122,484
6,648,951 Mexican Peso settling 11/27/09	Deutsche Bank	500,000	503,889	3,889
51,745,100 Mexican Peso settling 4/22/10	Royal Bank of Scotland PLC	3,856,970	3,842,892	(14,078)
2,345,327 Philippines Peso settling 4/16/10	Deutsche Bank	49,848	48,491	(1,357)
4,779,000 Philippines Peso settling 11/16/09	JPMorgan Chase	100,000	100,256	256
1,014,900,000 South Korean Won settling 11/18/09	Barclays Bank	850,000	858,285	8,285
137,000,000 South Korean Won settling 7/28/10	Barclays Bank	115,612	115,643	31
1,010,650,000 South Korean Won settling 11/18/09	Citigroup	850,000	854,690	4,690
585,600,000 South Korean Won settling 2/11/10	Citigroup	500,000	494,984	(5,016)
1,244,720,000 South Korean Won settling 2/11/10	Deutsche Bank	1,050,000	1,052,112	2,112
601,400,000 South Korean Won settling 7/28/10	Deutsche Bank	500,000	507,646	7,646
655,050,000 South Korean Won settling 2/11/10	JPMorgan Chase	550,000	553,688	3,688
Sold:
11,261 Australian Dollar settling 11/30/09	Deutsche Bank	10,285	10,149	136
1,005,219 Brazilian Real settling 2/2/10	Deutsche Bank	522,327	562,416	(40,089)
147,000 British Pound settling 11/24/09	JPMorgan Chase & Co.	240,129	242,277	(2,148)
729,000 Euro settling 12/8/09	Morgan Stanley	1,065,069	1,075,501	(10,432)
739,861,000 Japanese Yen settling 11/24/09	BNP Paribas Bank	8,194,319	8,174,227	20,092
12,364 Malaysian Ringgit settling 11/12/09	Deutsche Bank	3,663	3,622	41
114,414 Mexican Peso settling 11/27/09	Deutsche Bank	8,281	8,671	(390)
51,745,100 Mexican Peso settling 11/27/09	Royal Bank of Scotland PLC	3,937,983	3,921,489	16,494
4,779,000 Philippines Peso settling 11/16/09	Deutsche Bank	99,947	100,256	(309)
137,000,000 South Korean Won settling 11/18/09	Barclays Bank	115,866	115,859	7

				$118,213

Fixed Income SHares – Series C received $129 in U.S. Treasury Bills; Fixed Income SHares – Series C, Series M and Series R received $36,380,000, $47,060,000 and $790,000, respectively, in cash as collateral for derivative contracts. Cash collateral received may be invested in accordance with the Portfolio’s investment strategy. Collateral received as securities cannot be pledged.

(g) Open reverse repurchase agreements at October 31, 2009 were:

Fixed Income SHares – Series M:

		Trade	Maturity
Counterparty	Rate	Date	Date	Principal & Interest	Principal

BNP Paribas	0.11%	10/7/09	11/9/09	$126,303,648	$126,294,000

The weighted average daily balance of reverse repurchase agreements outstanding during the year ended October 31, 2009 was $3,995,811,328 at a weighted average interest rate of 0.98%. The total market value of underlying collateral (refer to the Schedule of Investments for positions segregated as collateral for reverse repurchase agreements) for open reverse repurchase agreements at October 31, 2009 was $126,450,069.

10.31.09   Allianz Global Investors Managed Accounts Trust Annual Report 105

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2009

5. Investments in Securities (continued)

Fixed Income SHares – Series M received $230,000 in U.S. Treasury Bills as collateral for reverse repurchase agreements. Collateral received as securities cannot be pledged.

6. Income Tax Information

Equity SHares – Series I:

At October 31, 2009, the tax character of distributable earnings of $49,291 was comprised entirely from ordinary income.

For the year ended October 31, 2009, permanent “book-tax” differences were primarily attributable to the differing treatment of foreign currency transactions. These adjustments were to increase undistributed net investment income by $29,678 and decrease accumulated net unrealized gain by $29,678.

Fixed Income SHares – Series C:

The tax character of dividends and distributions paid were:

	Year ended	Year ended
	October 31, 2009	October 31, 2008

Ordinary Income	$384,158,365	$135,430,055
Long-Term Capital Gains	36,429,655	14,907,272

At October 31, 2009, the tax character of distributable earnings of $351,676,905 was comprised $316,906,207 of ordinary income and $34,770,698 of long-term capital gains.

For the year ended October 31, 2009, permanent “book-tax” differences were primarily attributable to the differing treatment of foreign currency transactions, swap payments, paydowns, and dividend reclasses. These adjustments were to decrease paid-in-capital in excess of par by $256, increase undistributed net investment income by $189,518,253 and decrease accumulated net unrealized gain by $189,517,997.

Fixed Income SHares – Series H:

The tax character of dividends and distributions paid were:

	Year ended	Year ended
	October 31, 2009	October 31, 2008

Ordinary Income	$7,885	$285
Tax-Exempt Income	156,345	161,402

At October 31, 2009, there were no distributable earnings.

For the year ended October 31, 2009, permanent “book-tax” differences were primarily attributable to the differing treatment of swap payments. These adjustments were to decrease undistributed net investment income by $412 and decrease accumulated net unrealized loss by $412.

At October 31, 2009, Series H had capital loss carryforward of $319,552 of which $41,357 will expire in 2015, $54,942 of which will expire in 2016, and $223,253 of which will expire in 2017 and is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

Fixed Income SHares – Series M:

The tax character of dividends and distributions paid were:

	Year ended	Year ended
	October 31, 2009	October 31, 2008

Ordinary Income	$313,991,564	$237,966,456

106 Allianz Global Investors Managed Accounts Trust Annual Report   10.31.09

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2009

6. Income Tax Information (continued)

At October 31, 2009, the tax character of distributable earnings of $40,858,376 was comprised entirely from ordinary income.

For the year ended October 31, 2009, permanent “book-tax” differences were primarily attributable to the differing treatment of foreign currency transactions, swap payments, and paydowns. These adjustments were to increase undistributed net investment income by $66,100,520 and increase accumulated net unrealized loss by $66,100,520.

At October 31, 2009, Series M had capital loss carryforward of $195,626,800 ($52,180,027 of which will expire in 2015, and $143,446,773 of which will expire in 2017), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

Fixed Income SHares – Series R:

The tax character of dividends and distributions paid were:

	Year ended	Year ended
	October 31, 2009	October 31, 2008

Ordinary Income	$13,390,604	$8,952,787

At October 31, 2009, the tax character of distributable earnings of $6,974,895 was comprised $6,154,357 of ordinary income and $820,538 of long-term capital gain.

For the year ended October 31, 2009, permanent “book-tax” differences were primarily attributable to the differing treatment of foreign currency transactions, swap payments, paydowns, contingent debt instruments, nondeductible excise taxes and interest, and dividend reclasses. These adjustments were to increase paid-in-capital in excess of par by $183, increase undistributed net investment income by $2,319,532 and increase accumulated net unrealized loss by $2,319,715.

The cost of investments for federal income tax purposes and gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2009 were:

				Net Unrealized
	Cost of	Gross Unrealized	Gross Unrealized	Appreciation
	Investments	Appreciation	Depreciation	(Depreciation)

Equity Shares – Series I	$2,097,511	$90,906	$68,209	$22,697
Fixed Income SHares – Series C	2,887,953,422	208,830,085	106,831,845	101,998,240
Fixed Income SHares – Series H	3,076,824	30,971	473,580	(442,609)
Fixed Income SHares – Series M	3,291,837,814	104,321,539	160,260,691	(55,939,152)
Fixed Income SHares – Series R	279,825,935	9,110,149	1,476,655	7,633,494

The primary difference between book and tax appreciation (depreciation) on investments, if any, was attributable to wash sales and the recognition of unrealized gain on Passive Foreign Investment Companies.

7. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to

10.31.09   Allianz Global Investors Managed Accounts Trust Annual Report 107

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2009

7. Legal Proceedings (continued)

cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Portfolios.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions.

In addition, PIMCO is the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. PIMCO currently believes that the complaint is without merit and PIMCO intends to vigorously defend against this action.

The Investment Manager and the Sub-Advisers believe that these matters are not likely to have a material adverse effect on the Portfolios or on their ability to perform their respective investment advisory activities relating to the Portfolios.

8. Subsequent Events

Fund management has evaluated subsequent events following the fiscal year ended October 31, 2009 through December 24, 2009, which is the date the financial statements were issued.

On December 18, 2009, the following Portfolios declared Short-Term and Long-Term capital gain distributions payable December 18, 2009 to shareholders of record on December 17, 2009:

	Short-Term	Long-Term

Fixed Income SHares – Series C	$0.62192	$0.16565
Fixed Income SHares – Series R	$0.01756	$0.02921

108 Allianz Global Investors Managed Accounts Trust Annual Report   10.31.09

Allianz Global Investors Managed Accounts Trust Report of Independent Registered
Public Accounting Firm

To the Shareholders and the Board of Trustees of Allianz Global Investors Managed Accounts Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the Allianz Global Investors Managed Accounts Trust (hereafter referred to as the “Portfolios”) at October 31, 2009, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, the cash flows for Fixed Income SHares: Series M for the year then ended and the financial highlights of the Portfolios for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers and the application of alternative auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, MO
December 24, 2009

10.31.09   Allianz Global Investors Managed Accounts Trust Annual Report 109

Allianz Global Investors Managed Accounts Trust
Matters Relating to the Trustees’ Consideration of the Investment Management &
Portfolio Management Agreements
(unaudited)

Equity Shares – Series I:

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested (“Independent”) Trustees, voting separately, approve the Investment Advisory Agreement (the “Equity Shares Advisory Agreement”) with the Investment Manager, the Sub-Advisory Agreement between the Investment Manager and RCM Capital Management LLC (“RCM”) (the “Equity Shares Sub-Advisory Agreement”) and the Portfolio Management Agreement between RCM and Allianz Global Investors Advisory GmbH (“AGIA”) (the “Equity Shares Portfolio Management Agreement”, and together with the Equity Shares Advisory Agreement and the Equity Shares Sub-Advisory Agreement, the “Equity Shares Agreements”) as each pertains to Equity Shares: Series I (“Equity Shares Portfolio”) of the Trust. The Trustees met on June 16 – 17, 2009 (the “Equity Shares contract review meeting”) for the specific purpose of considering whether to approve the Equity Shares Agreements. The Independent Trustees were assisted in their evaluation of the Equity Shares Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during the Equity Shares contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the Equity Shares Agreements should be approved with respect to the Equity Shares Portfolio for an initial two-year period commencing August 3, 2009.

In connection with their deliberations regarding the approval of the Equity Shares Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services to be performed by the Investment Manager, the Sub-Adviser and the Portfolio Manager (together, the “Advisers”) under the applicable Equity Shares Agreements.

In connection with the Equity Shares contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager, which included, among other items: (i) information regarding the investment performance and management fees of comparable portfolios of other clients of the Advisers, including institutional separate account and other clients, (ii) an estimate of the profitability to the Investment Manager and its affiliates from their relationships with the Equity Shares Portfolio, (iii) descriptions of various functions performed by the Advisers for the Equity Shares Portfolio, such as portfolio management, compliance monitoring and portfolio trading practices, and (iv) information regarding the overall organization of the Advisers, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Equity Shares Portfolio.

The Trustees’ conclusions as to the approval of the Equity Shares Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

In determining to approve the Equity Shares Agreements, the Trustees examined the Advisers’ abilities to provide high quality investment management and other services to the Equity Shares Portfolio. The Trustees received information concerning the investment philosophy and research and decision-making processes of the Advisers; the experience of key advisory personnel of AGIA who would be responsible for the day-to-day portfolio management of the Equity Shares Portfolio; the ability of the Advisers to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Advisers; and the level of skill required to manage the Equity Shares Portfolio. The Trustees reviewed the quality of each Adviser’s expected services with respect to regulatory compliance and ability to comply with the investment policies of the Equity Shares Portfolio; the nature and quality of certain administrative services the Investment Manager would be responsible for providing to the Equity Shares Portfolio; and conditions that might affect the Advisers’ ability to provide high quality services to the Equity Shares Portfolio in the future under the Equity Shares Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that RCM’s and AGIA’s investment processes, research capabilities and philosophy were well suited to the Equity Shares Portfolio given its investment objectives and policies, and that the Advisers would be able to meet any reasonably foreseeable obligations under the Equity Shares Agreements.

110 Allianz Global Investors Managed Accounts Trust Annual Report   10.31.09

Allianz Global Investors Managed Accounts Trust
Matters Relating to the Trustees’ Consideration of the Investment Management &
Portfolio Management Agreements
(unaudited) (continued)

In approving the Equity Shares Agreements, the Trustees also gave substantial consideration to the fact that, with respect to the Equity Shares Portfolio, no fees are payable under the Equity Shares Agreements. The Trustees did consider, however, the amounts expected to be paid by the sponsors of the “wrap” programs to the Investment Manager’s affiliate, Allianz Global Investors Managed Accounts LLC, with respect to the Equity Shares Portfolio, as well as the fees “imputed” to the Advisers for purposes of arriving at an estimate of the Advisers’ and their affiliates’ profitability from their relationship to the Equity Shares Portfolio. The Trustees determined that such profitability did not appear to be excessive. Because the Equity Shares Portfolio would not pay fees directly, the Trustees did not consider the extent to which economies of scale would be realized due to the Equity Shares Portfolio’s anticipated growth of assets, whether fee levels reflect economies of scale for the Equity Shares Portfolio’s shareholders or comparisons of fees paid by the Equity Shares Portfolio with fees paid to other investment advisers or by other clients of the Advisers.

The Trustees also considered the management fees charged by the Advisers to other clients with similar investment strategies as the Equity Shares Portfolio.

The Trustees considered the fact that the Advisers may benefit from their relationship with the sponsors of wrap programs for which the Equity Shares Portfolio is an investment option. Such benefits include the receipt by their affiliates of fees paid by the sponsor of the wrap program based on assets under management of the wrap program. The Trustees also took into account so-called “fallout benefits” to the Advisers, such as reputational value derived from serving as investment advisers and the fact that the Advisers will receive services from brokers who execute portfolio transactions for the Equity Shares Portfolio.

Based on the foregoing, the Trustees concluded, within the context of their overall conclusions regarding the Equity Shares Agreements, to engage the Advisers to serve as investment advisers for the Equity Shares Portfolio under each applicable Equity Shares Agreement.

Fixed Income SHares – Series C, H, M and R:

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested (“Independent”) Trustees, voting separately, approve the Investment Advisory Agreement (the “Advisory Agreement”) with the Investment Manager and the Portfolio Management Agreement (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Agreements”) between the Investment Manager and the Sub-Adviser, as each pertains to Fixed Income SHares: Series C, Fixed Income SHares: Series H, Fixed Income SHares: Series M and Fixed Income SHares: Series R (collectively, the “FISH Portfolios”) of the Trust. The Trustees met on June 16 – 17, 2009 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Advisory Agreement and the Sub-Advisory Agreement should be approved with respect to the FISH Portfolios for a one-year period commencing July 1, 2009.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager and the Sub-Adviser under the applicable Agreements.

In connection with the contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager, which included, among other items: (i) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Adviser, including institutional separate account and other clients, (ii) the profitability to the Investment Manager and its affiliates from their relationships with the FISH Portfolios for the one-year period ended March 31, 2009, (iii) descriptions of various functions performed by the Investment Manager, its affiliates and the Sub-Adviser for the FISH Portfolios, such as compliance monitoring and portfolio trading practices, and (iv) information regarding the overall organization of the Investment Manager and the

10.31.09   Allianz Global Investors Managed Accounts Trust Annual Report 111

Allianz Global Investors Managed Accounts Trust
Matters Relating to the Trustees’ Consideration of the Investment Management &
Portfolio Management Agreements
(unaudited) (continued)

Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the FISH Portfolios.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

In determining to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees had met periodically with relevant investment advisory personnel from the Investment Manager and the Sub-Adviser and considered information relating to personnel providing services under the applicable Agreements. The information considered included the education and experience of the personnel providing services, including the education and experience of the investment professionals on the team of investment professionals managing the FISH Portfolios. The Trustees also took into account the time and attention that had been devoted by senior management to the FISH Portfolios and the other funds in the complex. The Trustees evaluated the level of skill required to manage the FISH Portfolios and concluded that the human resources devoted by the Investment Manager and the Sub-Adviser to the FISH Portfolios were appropriate to fulfill effectively the duties of the Investment Manager and Sub-Adviser under the applicable Agreements. The Trustees also considered the business reputation of the Investment Manager and Sub-Adviser since their inception, their significant financial resources, the Investment Manager’s and Sub-Adviser’s experience in managing the FISH Portfolios, including their professional liability insurance coverage and the Investment Manager’s and Sub-Adviser’s assets under management and concluded that they would be able to meet any reasonably foreseeable obligations under the applicable Agreements.

The Trustees received information concerning the investment philosophy and investment process applied by the Investment Manager and the Sub-Adviser in managing the FISH Portfolios, as described in the Prospectus. The Trustees considered the Investment Manager’s and Sub-Adviser’s in-house research capabilities, including their ongoing forecasting of industry, sector and overall market movements, interest rates and the development of their ongoing outlook on the global economy, as well as other resources available to the Investment Manager’s and Sub-Adviser’s personnel, including research services available to the Investment Manager and the Sub-Adviser as a result of securities transactions effected for the FISH Portfolios and other investment advisory clients. The Trustees concluded that the Investment Manager’s and Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the FISH Portfolios, given each FISH Portfolio’s investment objectives and policies.

The Trustees considered the scope of the services provided by the Investment Manager and Sub-Adviser to the FISH Portfolios under the Advisory Agreement and Sub-Advisory Agreement, respectively, relative to services provided by third parties to other mutual funds and relative to services provided by the Investment Manager and Sub-Adviser to their other advisory clients. The Trustees noted that the Investment Manager’s and Sub-Adviser’s required standard of care was comparable to that found in most mutual fund investment advisory agreements. The Trustees also considered the tools and procedures used to assure the FISH Portfolios’ compliance with applicable regulations and policies including the functions of its Chief Compliance Officer and the implementation of compliance policies and procedures. The Trustees apprised themselves and took account of past claims made by regulators and others against affiliates of the Investment Manager and the steps taken to address those claims. The Trustees concluded that the scope of the Investment Manager’s and Sub-Adviser’s services to the FISH Portfolios, as described above, was consistent with the FISH Portfolios’ operational requirements including, in addition to the applicable investment objectives, compliance with the FISH Portfolios’ investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees also evaluated the procedures of the Investment Manager and Sub-Adviser designed to fulfill their fiduciary duty to the FISH Portfolios with respect to possible conflicts of interest, including their codes of ethics, the procedures by which the Investment Manager and Sub-Adviser allocate trades among their various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of the Investment Manager and Sub-Adviser. The Trustees also confirmed information concerning standards of the Investment Manager and Sub-Adviser with respect to the execution of the FISH Portfolios’ transactions. The information considered by the Trustees included information regarding the Investment Manager and the Sub-Adviser, their personnel, policies and practices included in each of their respective Forms ADV.

112 Allianz Global Investors Managed Accounts Trust Annual Report   10.31.09

Allianz Global Investors Managed Accounts Trust
Matters Relating to the Trustees’ Consideration of the Investment Management &
Portfolio Management Agreements
(unaudited) (continued)

The Trustees also considered the performance of the FISH Portfolios compared with similar accounts managed by the Sub-Adviser. The Trustees noted that that the FISH Portfolios do not align closely with any particular account or fund managed by the Sub-Adviser, and that the Investment Manager had provided information for various funds/accounts managed by the Sub-Adviser that are similar to various investment components represented in the FISH Portfolios. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager at the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding each FISH Portfolio’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and Sub-Adviser’s responses and efforts relating to the investment performance of the FISH Portfolios.

In re-approving the Agreements, the Trustees also gave substantial consideration to the fact that, with respect to the FISH Portfolios, no fees are payable under either the Advisory Agreement with the Investment Manager or the Sub-Advisory Agreement between the Investment Manager and the Sub-Adviser. The Trustees did consider, however, the amounts paid by the sponsors of the “wrap” programs to the Investment Manager’s affiliate, Allianz Global Investors Managed Accounts LLC, with respect to the Trust, as well as the fees “imputed” to the Investment Manager and the Sub-Adviser for purposes of arriving at an estimate of the Investment Manager’s, Sub-Adviser’s and their affiliates’ profitability from their relationship to the Trust. The Trustees determined that such profitability did not appear excessive. Because the FISH Portfolios do not pay fees directly, the Trustees did not consider the extent to which economies of scale would be realized due to the FISH Portfolios’ anticipated growth of assets, whether fee levels reflect economies of scale for the FISH Portfolios’ shareholders or comparisons of fees paid by the FISH Portfolios with fees paid to other investment advisers or by other clients of the Investment Manager or the Sub-Adviser.

The Trustees considered the fact that the Investment Manager and the Sub-Adviser may benefit from their relationship with the sponsors of wrap programs for which the FISH Portfolios are an investment option. Such benefits include the receipt by their affiliates of fees paid by the sponsor of the wrap program based on assets under management of the wrap program. The Trustees also took into account so-called “fallout benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as investment adviser and the fact that the Investment Manager and the Sub-Adviser receive services from brokers who execute portfolio transactions for the FISH Portfolios.

Based on the foregoing, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, to continue to engage the Investment Manager and Sub-Adviser to serve as investment advisers for the FISH Portfolios under each applicable Agreement.

10.31.09   Allianz Global Investors Managed Accounts Trust Annual Report 113

Allianz Global Investors Managed Accounts Trust
Tax Information
(unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Portfolios to advise shareholders within 60 days of the Portfolios’ tax year ended October 31, 2009 as to the federal tax status of dividends and distributions received by shareholders during such tax year.

Dividends for the tax year ended October 31, 2009 were as follows:

Fixed Income SHares – Series C:	Dividends from long term capital gain – $36,429,655
Fixed Income SHares – Series H:	Exempt interest dividends – $156,345

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, Series C, M and R designates qualified dividend income of $256,599, $2,904,633, and $15,000 (or the maximum amount allowable), respectively.

The percentage of ordinary dividends paid by Series C, M and R during the year ended October 31, 2009 which qualified for the Dividends Received Deduction available to corporate shareholders was 0.07%, 0.93% and 0.12%, respectively.

Since the Portfolios’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2009. In January 2010, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2009. The amount that will be reported will be the amount to use on your 2009 federal income tax return and may differ from the amount which must be reported in connection with the Portfolios’ tax year ended October 31, 2009. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Portfolios. For Series H, in January 2010, an allocation of interest income by state will be provided which may be of value in reducing a shareholder’s state and local tax liability, if any.

114 Allianz Global Investors Managed Accounts Trust Annual Report   10.31.09

Allianz Global Investors Managed Accounts Trust
Privacy Policy (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity and security of our current, prospective and former clients’ personal information. To ensure clients’ privacy, we have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we and certain service providers to the Portfolios, such as the Portfolios’ investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for third parties to perform their agreements with respect to the Portfolios. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases, you will be clients of the third party, but we may also provide your personal and account information to your respective brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, the portfolios may disclose information about your accounts to a non-affiliated third party with your consent.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard your non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to you. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

10.31.09   Allianz Global Investors Managed Accounts Trust Annual Report 115

Allianz Global Investors Managed Accounts Trust Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Fund, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105
Hans W. Kertess
 Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2005
Trustee/Director of 49 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.
Paul Belica Date of Birth: 9/27/21 Trustee since: 2000 Trustee/Director of 49 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.
Robert E. Connor Date of Birth: 9/17/34 Trustee since: 2000 Trustee/Director of 49 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Retired. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.
William B. Ogden, IV Date of Birth: 1/11/45 Trustee since: 2006 Trustee/Director of 49 Funds in Fund Complex; Trustee/Director of no funds outside of Fund Complex	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.
R. Peter Sullivan III Date of Birth: 9/4/41 Trustee since: 2005 Trustee/Director of 49 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.
John C. Maney† Date of Birth: 8/3/59 Trustee since: 2006 Trustee/Director of 78 Funds in Fund Complex Trustee/Director of no Funds outside the Fund Complex	Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and Chief Operating Officer of Allianz Global Investors L.P. since November 2006.

†	Mr. Maney is an “interested person” of the Portfolios due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member – Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Member – Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Management Partners LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member – Board of Directors of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; and Member and Chairman – Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc.

Further information about certain of the Trust’s Trustees is available in the Portfolios’ Statements of Additional Information, dated March 1, 2009, as revised September 18, 2009 for Fixed Income SHares: Series C, H, M and R and August 3, 2009 for Equity Shares: Series I, which can be obtained upon request, without charge, by calling the Trust’s shareholder servicing agent at (800) 254-5197.

116 Allianz Global Investors Managed Accounts Trust Annual Report   10.31.09

Allianz Global Investors Managed Accounts Trust Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2004	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 33 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 45 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director of 6 funds in the Fund Complex, 2002-2008.
Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2004	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 33 funds in the Fund Complex; Assistant Treasurer of 45 funds in the Fund Complex and The Korea Fund, Inc.
Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President since: 2007 Secretary & Chief Legal Officer since: 2004	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 78 funds in the Fund Complex. Secretary and Chief Legal Officer of The Korea Fund, Inc.
Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 78 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments, 2002-2005.
Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008	Vice President, Allianz Global Investors Fund Management LLC, Assistant Treasurer of 78 funds in the Funds Complex. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF), 2002-2008.
Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004	Senior Vice President and Group Compliance Officer of Allianz Global Investors of America L.P.; Chief Compliance Officer of 78 funds in the Fund Complex and The Korea Fund, Inc.
Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006	Assistant Secretary of 78 funds in the Fund Complex; Manager IIG Advisory Law, Morgan Stanley, 2004-2005.
Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Assistant Secretary of 78 funds in the Fund Complex and The Korea Fund, Inc.; Formerly, Research Assistant, Dechert LLP, 2004-2005.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

10.31.09   Allianz Global Investors Managed Accounts Trust Annual Report 117

Trustees	Fund Officers

Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Robert E. Connor	Treasurer, Principal Financial & Accounting Officer
John C. Maney	Thomas J. Fuccillo
William B. Ogden, IV	Vice President, Secretary & Chief Legal Officer
R. Peter Sullivan III	Scott Whisten
Assistant Treasurer
Richard J. Cochran
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Kathleen A. Chapman
Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager/Administrator

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Advisers

Fixed Income SHares – Series C, H, M and R:
Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Equity Shares – Series I:
RCM Capital Management LLC
555 Mission Street, Suite 1700
San Francisco, CA 94105

Allianz Global Investors Advisory GmbH
Mainzer Landstrasse 11-13,
Frankfurt-am-Main, Germany

Distributor

Allianz Global Investors Distributors LLC
1345 Avenue of the Americas
New York, NY 10105

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

Boston Financial Data Services-Midwest
330 West 9th Street
Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
1100 Walnut, Suite 1300
Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of Allianz Global Investors Managed Accounts Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Portfolios or any securities mentioned in this report.

The Portfolios file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. The Portfolios’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

ITEM 2. CODE OF ETHICS
(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The Investment Manager’s code of ethics are included as an exhibit Exhibit 99.CODEETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT
The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $155,931 in 2008 and $195,000 in 2009.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2008 and $0 in 2009.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $46,000 in 2008 and $46,000 in 2009. These services consisted of review or preparation of U.S. federal, state, local, excise tax returns, and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

     Allianz Global Investors Managed Accounts Trust (The “Trust”)
AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS
The Funds’ Audit Oversight Committee (“Committee”) is charged with the oversight of the Funds’ financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:
     a review of the nature of the professional services expected to provided,

     the fees to be charged in connection with the services expected to be provided,

     a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.
POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS
On an annual basis, the Funds’ Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Funds’ independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Funds will also require the separate written pre-approval of the President of the Funds, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.
AUDIT SERVICES
The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:
Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews
AUDIT-RELATED SERVICES
The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:
Accounting consultations
Fund merger support services

Other attestation reports
Comfort letters
Other internal control reports
Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
TAX SERVICES
The following categories of tax services are considered to be consistent with the role of the Funds’ independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:
Tax compliance services related to the filing or amendment of the following:
Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects
Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
PROSCRIBED SERVICES
The Funds’ independent accountants will not render services in the following categories of non-audit services:
Bookkeeping or other services related to the accounting records or financial statements of the Funds
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX
The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.
DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES
With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:
(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.
e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2008 Reporting Period was $2,816,734 and the 2009 Reporting Period was $3,675,717.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT
Disclosure not required for open-end investment management companies.
ITEM 6. SCHEDULE OF INVESTMENTS
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Disclosure not required for open-end investment management companies.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Disclosure not required for open-end investment management companies.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES
Disclosure not required for open-end investment management companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.
ITEM 11. CONTROLS AND PROCEDURES
(a)	The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.
ITEM 12. EXHIBITS
(a) (1) Exhibit 99.CODE ETH — Code of Ethics
(a) (2) Exhibit 99 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Allianz Global Investors Managed Accounts Trust

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date: January 6, 2010

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer
Date: January 6, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date: January 6, 2010

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer
Date: January 6, 2010